     SOLICITATION, OFFER AND AWARD/CONTRACT

 1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

          RATING                  PAGE OF PAGES
          DO-A1                      1 | 80

 2.  CONTRACT (Proc.Inst.Ident.) NO.
          N00019-96-D-2047

 3.  EFFECTIVE DATE
      961001

 4.  REQUISITION/PURCHASE REQUEST/PROJECT NO.
          N00019-96-PR-50071

 5.  ISSUED BY              CODE N00019

     Naval Air Systems Command, AIR-2.5.3
     Mailstop 34, Naval Air Station
     Patuxent River, MD 20670-5449
     AIR-  2.5.3.  S. K. LAMB
     Telephone:  301-           342-3663

 6.  ADMINISTERED BY (If other than Item 5)     CODE  S2404A

     DCMAO BALTIMORE
     200 TOWSONTOWN BLVD WEST
     TOWSON MD 21204-3099

 7.  NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
     Code)

     FLIGHT INTERNATIONAL INC
     NEWPORT NEWS/WILLIAMSBURG AIRPORT
     NEWPORT NEWS VA 23602-4454

     TIN No.: 58-1289563     Parent Co. TIN No.: 58-1476225
     Parent Co.:  THE FLIGHT INTERNATIONAL GROUP, INC.
     CODE  3U629                   FACILITY CODE

 8.  DELIVERY
     [ ]  FOB ORIGIN   [x]  OTHER (See below)

 9.  DISCOUNT FOR PROMPT PAYMENT

10.  SUBMIT INVOICES            ITEM
     (4 copies unless other-
     wise specified) TO THE     SEE  G-6
     ADDRESS SHOWN IN:

11.  SHIP TO/MARK FOR           CODE
     AS SPECIFIED IN CONTRACT OR ON DD 1155

12.  PAYMENT WILL BY MADE BY    CODE SC1034
     DFAS COLUMBUS CENTER/CHESAPEAKE
     P. O. BOX 182263
     COLUMBUS, OHIO 43218-2263

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN
     COMPETITION:
     [ ] 10 U.S.C. 2304(c)(    ) [ ] 41 U.S.C. 253(c)(    )

14.  ACCOUNTING AND APPROPRIATION DATA
     AS SPECIFIED ON DD 1155

15A. ITEM NO.         15B. SUPPLIES/SERVICES
                 AS SPECIFIED IN SECTION B.
                 SECTION K, AMENDMENTS 0001,
                 0002, 0003 AND 0004, AND FLIGHT
                 INTERNATIONAL'S PROPOSAL DTD
                 3 MAY 96 ARE INCORPORATED BY
                 REFERENCE.

15C.  QUANTITY        15D. UNIT

15E.  UNIT PRICE      15F. AMOUNT

15G.  TOTAL AMOUNT OF CONTRACT $29,627,565EST


16.              TABLE OF CONTENTS


[x] SEC.            DESCRIPTION                  PAGE(S)   [x] SEC.            DESCRIPTION                              PAGE(S)
                PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES
[x] A   SOLICITATION/CONTRACT FORM                 1       [X] I   CONTRACT CLAUSES                                     71-79
[x] B   SUPPLIES OR SERVICES AND PRICES/COSTS     3-30         PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH. 80
[x] C   DESCRIPTION/SPECS./WORK STATEMENT        31-49     [X] J   LIST OF ATTACHMENTS
[x] D   PACKAGING AND MARKING                    51            PART IV - REPRESENTATIONS AND INSTRUCTIONS
[X] E   INSPECTION AND ACCEPTANCE                52        [ ] K   REPRESENTATIONS, CERTIFICATIONS AND
[X] F   DELIVERIES OR PERFORMANCE                53-54             OTHER STATEMENTS OF OFFERORS
[X] G   CONTRACT ADMINISTRATION DATA             55-62     [ ] L   INSTRS., CONDS., AND NOTICES TO OFFERORS
[X] H   SPECIAL CONTRACT REQUIREMENTS            63-70     [ ] M   EVALUATION FACTORS FOR AWARD



17.  [x]    CONTRACTORS NEGOTIATED AGREEMENT  (Contractor is required
     to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are Listed herein.)

18.  [ ]    AWARD (Contractor is not required to sign this document.) Your
     offer on Solicitation Number                         , including the
     additions or charges made by you which additions or charges are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Governments solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF Signer (Type or print)
     DAVID E. SANDLIN, President

19B. NAME OF CONTRACTOR

  BY
      (Signature of person authorized to sign)

19c. DATE SIGNED
     30 Aug. 96

20A. NAME OF CONTRACTING OFFICER
     NANCY M. COXON

20B. UNITED STATES OF AMERICA

  BY
      (Signature of Contracting officer)

20C. DATE SIGNED
     30 AUG. 96

PREVIOUS EDITION UNUSABLE    COMPUTER GENERATED STANDARD FORM 26 (REV 4-85)

SOLICITATION, OFFER AND AWARD

1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

          RATING                  PAGE OF
          DO-A1                   1 | 144 PAGES

2.  CONTRACT NO.

3.  SOLICITATION NO. N00019-96-R-0026

4.  TYPE OF SOLICITATION [ ] SEALED BID (IFB)
                         [X] NEGOTIATED (RFP)

5.  DATE ISSUED

6.  REQUISITION/PURCHASE NO. N00019-96-PR-50071

7.  ISSUED BY                                CODE  -  N00019
       Naval Air Systems Command
       Mail Stop 34, Air 2.5.3.1.2/LAMB
       Naval Air Station
       Patuxent River, MD  20670-5449

8.  ADDRESS OFFER TO [If other than Item 7]
       Contracting Officer
       Naval Air Systems Command
       Bldg. 448, Room 205
       Mailstop 34, PMA 205
       NAS Patuxent River, MD 20670-5449

-------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
-------------------------------------------------------------------------------
                                  SOLICITATION
-------------------------------------------------------------------------------
9. Sealed offers in original and 6 copies for furnishing the supplies or services in the Schedule will be received at the place specified in
    Item 8, or if handcarried, in the depository located Bldg. 448
    2nd Fl Rm 205 NAS Pax River MD until 2:00 P.M. EDT, local time 5/03/96.


CAUTION - LATE Submissions, Modifications, and Withdrawals. See Section L.
          Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.

------------------------------------------------------------------------------
10. FOR INFORMATION } | A: NAME               | B: TELEPHONE NO. [Include area
    CALL:             |                       |    code]    (NO COLLECT CALLS)
                      |     S. K. LAMB        |
                      |                       |    301-342-3663
------------------------------------------------------------------------------
                             11. TABLE OF CONTENTS
------------------------------------------------------------------------------

( )  SEC.         DESCRIPTION                  PAGE(S)  ( )  SEC.               DESCRIPTION
             PART I - THE SCHEDULE                                       PART II - CONTRACT CLAUSES                       PAGE(S)

 X    A  SOLICITATION/CONTRACT FORM               1      X    I   CONTRACT CLAUSES                                         74-87
 X    B  SUPPLIES OR SERVICES AND PRICES/COSTS   2-29             PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 X    C  DESCRIPTION/SPECS./WORK STATEMENT      30-47    X    J   LIST OF ATTACHMENTS                                        88
 X    D  PACKAGING AND MARKING                    48              PART IV - REPRESENTATIONS AND INSTRUCTIONS
 X    E  INSPECTION AND ACCEPTANCE              49-50         K   REPRESENTATIONS,CERTIFICATIONS AND
 X    F  DELIVERIES OR PERFORMANCE              51-52    X        OTHER STATEMENTS OF OFFERORS                             89-122
 X    G  CONTRACT ADMINISTRATION DATA           53-65    X    L   INSTRS., CONDS., AND NOTICES TO OFFERORS                 123-14
 X    H  SPECIAL CONTRACT REQUIREMENTS          66-73    X    M   EVALUATION FACTORS FOR AWARD                             141-14


--------------------------------------------------------------------------------
                  OFFER  (Must be fully completed by offeror)
--------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16. Minimum Bid Acceptance Period.
--------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within 180 calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
--------------------------------------------------------------------------------


13. DISCOUNT FOR PROMPT PAYMENT            |   10 CALENDAR DAYS  |  20 CALENDAR DAYS  |  30 CALENDAR DAYS  |  CALENDAR DAYS
    (See Section I. Clause No. 52.232-8)   |                  %  |                 %  |                 %  |              %
------------------------------------------   -------------------   ------------------   ------------------   --------------
                                           |                     |                    |                    |
14. ACKNOWLEDGMENT OF AMENDMENTS           |      AMENDMENT NO.  |              DATE  |     AMENDMENT NO.  |           DATE
    (The offeror acknowledges receipt of   |                     |                    |                    |
    amendments to the SOLICITATION for     |               0001  |         28 Mar 96  |              0003  |      12 Apr 96
    offerors and related documents         |               0002  |          5 Apr 96  |              0004  |      26 Apr 96
    numbered AND dated.                    |                     |                    |                    |
------------------------------------------   -------------------   ------------------   ------------------   --------------




--------------------------------------------------------------------------------
                Code  | 3U629 |            FACILITY  |           |

15A.  NAME
      AND       Flight International, Inc.
      ADDRESS   Newport News/Williamsburg Airport
      OF        Newport News, VA 23602-4454
      OFFEROR   DUNS:  12-094-7031

-------------------------------------------------------------------------------
15B.  TELEPHONE NO.            |      _____   15C. CHECK IF REMITTANCE ADDRESS
      (Include area code)      |     |__X__|       IS DIFFERENT FROM ABOVE -
                               |                   ENTER SUCH ADDRESS IN
       804-886-5620            |                   SCHEDULE
-------------------------------------------------------------------------------
16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
    OFFER (Type or print)

    David E. Sandlin
    President

--------------------------------------------------------------------------------
17. SIGNATURE                       | 18.  OFFER DATE
                                    |
                                    |      3 MAY 96
                                    |
--------------------------------------------------------------------------------
                     AWARD  (To be completed by Government)
--------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED   |   20.  AMOUNT
                                    |
                                    |
                                    |
--------------------------------------------------------------------------------
21. ACCOUNTING AND APPROPRIATION    |   22.  AUTHORITY FOR USING OTHER THAN FULL
                                    |        AND OPEN COMPETITION:
                                    |
                                    |        [  ] 10 U.S.C. 2304(c)   (      )
                                    |        [  ] 41 U.S.C. 253(C)    (      )
--------------------------------------------------------------------------------
23. SUBMIT INVOICES TO ADDRESS SHOWN IN   }  |  ITEM
    (4 copies unless otherwise specified)    |
                                             |
                                             |
                                             |
-------------------------------------------------------------------------------
24. ADMINISTERED BY (If other than Item 7)   CODE  |__________



-------------------------------------------------------------------------------
25. PAYMENT WILL BE MADE BY                  CODE  |__________



-------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER       |       27. UNITED STATES OF AMERICA
    (Type or print)                   |
                                      |
                                      |
28. AWARD DATE                        |       (Signature of Contracting Officer)
                                      |
                                      |
--------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or an Standard Form 26, or by other authorized official written notice.
--------------------------------------------------------------------------------

GSN 7540-01-152-8064                             STANDARD FORM 33 (REV. 4-85
PREVIOUS EDITION NOT USABLE        33-134        Prescribed by GSA
                                                 EAR (48 CFR)53-214(c)
                                         _______________________________________
                                             REPRODUCED AT GOVERNMENT EXPENSE

                                  THE SCHEDULE

              SECTION B - SUPPLIES AND/OR SERVICES AND PRICES/COSTS



                                      NOTES

UNIT PRICES AND AMOUNTS: Offerors shall insert the Unit Prices and Amount for contract line item numbers (CLINs) 0001 through 0449 which cover the base year of the contract and all option years. An "X" will be utilized below, when necessary, to reflect all contract years for specific line items. For example, OXO1 means line items 0001, 0101, 0201, 0301, and 0401. Throughout this solicitation and subsequent contract, a fully burdened rate is defined as a rate that includes all direct and indirect costs, including general and administrative (G&A), overhead, and profit (when allowable). The fully burdened rate shall also include all subcontractor and vendor effort. The following notes are provided for clarification in developing prices.

      A. INDEFINITE DELIVERY/INDEFINITE QUANTITY CLINS: CLINs 0X01 thru 0X08 and 0X21 thru 0X23 are INDEFINITE DELIVERY/INDEFINITE QUANTITY line items. Each line item contains a fixed quantity of guaranteed flight hours, which is the minimum. Each CLIN also contains two or three levels of excess flight hours. Level I, Level II and Level III Excess Flight Hours are estimated flight hours and the Government makes no guarantee these hours will be ordered. The contractor shall only be reimbursed for Levels I, II, and III Excess Flight Hours if the Government orders the services and the contractor performs the flight hours. The maximum number of flight hours which may be ordered under each CLIN is the sum of guaranteed flight hours (the minimum), plus Level I estimated flight hours, plus Level II estimated flight hours, plus Level III estimated flight hours (when applicable).

      (1) COMPUTATION OF FLIGHT HOUR UNIT PRICES: The offeror shall provide a single, fully burdened unit price utilizing the information provided below and information contained in the solicitation. Where applicable, Bight hour unit prices shall also include CLIN 0X49 equipment designated as "R" (required) in Attachment (l). The amount shall be developed by multiplying unit price by the number of flight hours provided. For example, 100 flight hours x $2,000 unit price = $200,000 amount.


            (a) CLINS 0X01, 0X02, 0X03, 0X21: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified as Government furnished herein; and launchers, reels, controls and cable to support GFE banners/targets.

            (b) CLINS 0X04, 0X22: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft, all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished; launchers, reels, controls and cable; and TRX/TPT targets as specified in paragraph C-4(c).

            (c) CLIN 0X05: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished; and launchers, reels, controls and cable to support GFE banners/targets.

            (d) CLINS 0X06, 0X08: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft and all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished.

            (e) CLINS 0X07,0X23: The flight hour unit price be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished; and cables to interface with aircraft.

      B. REQUIREMENTS CLINS: CLINs 0X09, 0X10, 0X11, 0X13, 0X14, 0X15, 0X17, 0X18, 0X38, 0X39, 0X40 and 0X49 are REQUIREMENTS line items. Each line item contains an estimated unit of measure. CLINs 0X09 thru 0X18 specify flight hours as the unit of measure. CLINs 0X38, 0X39 and 0X40 specify man-hours as the unit of measure. CLIN 0X49 specifies each as the unit of measure. The quantities specified are the Government's best estimate; however, there is no guarantee these CLINs will be ordered. CLINs 0X09, 0X10, 0X11, 0X14, 0X15 and 0X17 will be utilized only when or if a site is activated at the location specified in each CLIN.

            (1) COMPUTATION OF UNIT PRICES: The offeror shall provide a single, fully burdened unit price utilizing the information provided below and information contained in the solicitation. Where applicable, flight hour unit prices shall also include CLIN 0X49 equipment designated as "R" (required) in Attachment (1). The amount shall be developed by multiplying the unit price by the estimated number of units specified.

            (a) CLINS 0X09, 0X010, 0X11, 0X13: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft and all labor, maintenance, fuel and equipment/material not specified as Government furnished herein.

            (b) CLIN 0X14: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished; launchers, reels, controls and cable; and TRX/TPT targets as specified in paragraph C-4(c).

            (c) CLIN 0X15: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished; and launchers, reels, controls and cable to support GFE banners/targets.

            (d) CLIN 0X17: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft; all labor, maintenance, fuel, and equipment/material not specified as Government furnished herein; and cables to interface with aircraft.

            (e) CLIN 0X18: The flight hour unit price shall be fully burdened and include contractor-furnished, crewed, and maintained aircraft and all labor, maintenance, fuel, and equipment/material not specified herein as Government furnished.

            (f) RESERVED

            (g) CLINS 0X38, 0X39, 0X40: The man-hour unit price shall be a fully burdened rate to perform in accordance with Sections C-10, Cell, and C-12.

            (h) CLIN 0X49: The unit price for each item of Special Equipment shall be fully burdened.

      C. COST-REIMBURSABLE CLINS: CLINS 0X19, 0X20, 0X24 thru 0X37, and 0X41 thru 0X48 are COST REIMBURSABLE line items. Section B provides the Government's estimated cost for performance of these CLINS.

            (1) CLINS 0X41 AND 0X42: The estimated costs stated in Section B consist of direct costs only and do not include any indirect costs. The amount proposed by the offeror shall include both direct costs (Government Estimated Cost provided in Section B) and indirect costs (as provided by the offeror in the price proposal). If indirect costs are not proposed, the offeror will insert only the Government Estimated Cost in Section B. If an offeror proposes indirect costs for any cost-reimbursable CLIN, the offeror must clearly state each indirect cost in the form of a percentage and dollar amount in the price proposal. Fee (Profit) will not be allowed on these CLINS.

            (2) CLINS 0X19, 0X20, 0X24, 0X25, 0X26, 0X27, 0X28, 0X29, 0X30,
0X31, 0X32, 0X33, 0X34, 0X35, 0X36, 0X37, 0X43, 0X44, 0X45, 0X46, 0X48: These
CLINS will be negotiated prior to performance of the services, if the services are required, and the contractor will be provided a minimum of 60 days notice prior to start of the services. The estimated Unit Price in Section B only represents the Government estimated price at this time. The Fixed Unit Prices will be negotiated prior to performance of the service, if service is required by the Government.

            (3) CLIN 0047: This CLIN is not separately priced.

                                            Page 6 of 80          Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

BASIC PERIOD OF PERFORMANCE - FY 97

PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

 CLIN      Supplies/Services                                                    Qty    Unit      Unit Price          Amount
 ----      -----------------                                                    ---    ----      ----------          ------
ODO1       PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS
0001AA     Guaranteed Flight Hours                                               450     FH     $      995.00     $  447,750.00
0001AB     Level I Excess Flight Hours                                 Est       100     FH     $      386.00     $   38,600.00
0001AC     Level II Excess Flight Hours                                Est       100     FH     $      386.00     $   38,600.00
0002       JET AIC, TRACK, FERRY, UTILITY MISSIONS
0002AA     Guaranteed Flight Hours                                             2,400     FH     $    1,246.00     $2,990,400.00
0002AB     Level I Excess Flight Hours                                 Est       600     FH     $      678.00     $  406,800.00
0002AC     Level II Excess Flight Hours                                Est       200     FH     $      678.00     $  135,600.00
           JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)
0003AA     Guaranteed Flight Hours                                               190     FH     $    2,400.00     $  456,000.00
0003AB     Level I Excess Flight Hours                                 Est       400     FH     $      671.00     $  268,400.00
0003AC     Level II Excess Flight Hours                                Est       450     FH     $      671.00     $  301,950.00
0003AD     Level III Excess Flight Hours                               Est       450     FH     $      671.00     $  301,950.00
0004       TOW MISSIONS BASIC (Lear 35 and 36)
0004AA     Guaranteed Flight Hours                                               500     FH     $    3,050.00     $1,525,000.00
0004AB     Level I Excess Flight Hours                                 Est       200     FH     $      900.00     $  180,000.00
0004AC     Level II Excess Flight Hours                                Est       100     FH     $      700.00     $   70,000.00
0005       TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)
0005AA     Guaranteed Flight Hours                                                50     FH     $    2,100.00     $  105,000.00
0005AB     Level I Excess Flight Hours                                 Est       100     FH     $      840.00     $   84,000.00
0005AC     Level II Excess Flight Hours                                Est        50     FH     $      840.00     $   42,000.00
0006       TOW MISSIONS SPECIAL (LEAR 35 OR 36)
0006AA     Guaranteed Flight Hours                                                40     FH     $    2,600.00     $  104,000.00
0006AB     Level I Excess Flight Hours                                 Est       150     FH     $      902.00     $  135,300.00
0006AC     Level II Excess Flight Hours                                Est        50     FH     $      902.00     $   45,100.00

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                            Page 7 of 80          Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

CLIN          Supplies /Services                                       Oty    Unit      Unit Price           Amount
----          ------------------                                       ---    ----      ----------           ------
0007       EW MISSIONS (LEAR 35 OR 36)
0007AA     Guaranteed Flight Hours                                    700     FH     $    1,800.00     $1,260,000.00
0008AB     Level I Excess Flight Hours                        Est     450     FH     $      500.00     $  225,000.00
0007AC     Level II Excess Flight Hours                       Est     450     FH     $      450.00     $  202,500.00
0007AD     Level III Excess Flight Hours                      Est     450     FH     $      350.00     $  157,500.00
0008       SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW
           Equipment and/or External Pods (LEAR 35 OR 36)
0008AA     Guaranteed Flight Hours                                    120     FH     $    2,800.00     $  336,000.00
O008AB     Level I Excess Flight Hours                        Est     300     FH     $    2,195.00     $  658,500.00
0008AB     Level II Excess Flight Hours                       Est     450     FH     $      693.00     $  311,850.00

PART B - REQUIREMENTS - EAST COAST

  CLIN         Supplies/Services                                          Est. Qty     Unit         Unit Price      Amount
  ----        ------------------                                          --------     ----         ----------      ------
            JET AID, TRACK, FERRY, UTILITY MISSIONS
            Roosevelt Roads, PR                                             175        FH        $   11,485.00     $  259,875.00
0010        JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL         500        FH        $      978.00     $  489,000.00
0011        JET AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
            Roads, PR (LEAR 35 OR 36)                                       250        FH        $    1,692.00     $  423,000.00
0012        RESERVED                                                                             $        0.00     $        0.00
0013        JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
            MOUNTED EQUIPMENT (LEAR 35 OR 36)                               200        FH        $    1,041.00     $  208,200.00
0014        TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)        130        FH        $    2,093.00     $  272,090.00
0015        TOW MISSIONS BASIC - GFE TARGETS/BANNERS
            Roosevelt Roads, PR (LEAR 35 OR 36)                              50        FH        $    1,881.00     $   94,050.00
0016        RESERVED                                                                             $        0.00     $        0.00
0017        EW MISSIONS - Roosevelt Roads, PR (LEAR 35 OR 36)               250        FH        $    1,719.00     $  429,750.00
0018        SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
            EW PLATFORM                                                     475        FH        $    2,195.00     $1,042,625.00


PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit   Est Unit Price    Amount
                                                                                   ---     ----   --------------    ------
O019          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                        1     Lot    $ 120,000.00      $  XXXXXX
0020          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                        1     Lot    $ 150,000.00      $  XXXXXX

       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                            Page 8 of 80          Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

CLIN           Supplies/Services                                       Qty        Unit           Unit Price         Amount
----           -----------------                                       ----       ----           ----------         ------
0021           JETAIC, TRACK, FERRY, UTILITY MISSIONS
0021AA         Guaranteed Flight Hours                                 2,400        FH        $    1,246.00      $2,990,400.00
0021AB         Level I Excess Flight Hours                  Est          450        FH        $      705.00      $  317,250.00
0021AC         Level II Excess Flight Hours                 Est          150        FH        $      705.00      $  105,750.00
0022           TOW MISSIONS BASIC (LEAR 35 OR 36)
0022AA         Guaranteed Flight Hours                                   300        FH        $    3,050.00      $  915,000.00
0022AB         Level I Excess Flight Hours                  Est          200        FH        $      900.00      $  180,000.00
0022AC         Level II Excess Flight Hours                 Est          150        FH        $      700.00      $  105,000.00
0023           EW MISSIONS (LEAR 35 OR 36)
0023AA         Guaranteed Flight Hours                                   650        FH        $    1,800.00      $1,170,000.00
0023AB         Level I Excess Flight Hours                  Est          450        FH        $      500.00      $  225,000.00
0023AC         Level II Excess Flight Hours                 Est          450        FH        $      450.00      $  202,500.00


PART E - COST REIMBURSABLE ITEMS - WEST COAST

CLIN        Supplies/Services                                             Est Qty    Unit            Unit Price       Amount
----        -----------------                                             -------    ----            ----------       ------
0024        PROP ASAC, TRACK, UTILITY MISSIONS                               1        LOT        $   270,000.00      $ XXXXXX
0025        JET AIC, TRACK, FERRY, UTILITY MISSIONS,
            Whidbey Island, WA                                               1        Lot        $   405,000.00      $ XXXXXX
0026        JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)            1        Lot        $   720,000.00      $ XXXXXX
0027        JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)              1        Lot        $   120,000.00      $ XXXXXX
0028        TOW MISSIONS -B ASIC GFE BANNER (LEAR 35 OR 36)                  1        Lot        $   690,000.00      $ XXXXXX
0029        TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                       1        Lot        $   160,000.00      $ XXXXXX
0030        EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                       1        Lot        $   840,000.00      $ XXXXXX
0031        SPECIAL EW SYSTEMS MISSIONS - GFE Internal
            Equipment and/or External Pods (Lear 35 or 36)                   1        Lot        $   340,000.00      $ XXXXXX
0032        SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
            EW PLATFORM                                                      1        Lot        $   720,000.00      $ XXXXXX
0033        SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast         1        Lot        $    72,000.00      $ XXXXXX
0034        SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast        1        Lot        $   144,000.00      $ XXXXXX


       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                            Page 9 of 80          Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE -  MIDPAC/WESTPAC

CLIN          Supplies/Services                                Qty       Unit          Est Unit Price              Amount
-----          -----------------                                ---       ----          -------------              ------
MIDPAC

0035           JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
               BASIC - GFE/CFE, EW Missions (Lear 36)             1        LOT        $     960,000.00          $   XXXXXX

0036           SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
               from Honolulu, HI                                  1        LOT        $      93,600.00          $   XXXXXX
WESTPAC
0037           JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
               BASIC - GFE/CFE EW Missions (Lear 36)              1        LOT        $   1,080,000.00          $   XXXXXX


PART G - REQUIREMENTS

CLIN           Supplies/Services                                        Est. Qty      Unit         Unit Price            Amount
----           ------------------                                       --------      ----         ----------            ------
0038           Special Mission Equipment (SME)/EW Operator               2,000        M/Hrs        $     62.00         $124,000.00
0039           Special Requirements Pilots, other than flying              800        M/Hrs        $     62.00         $ 49,600.00
0040           GFE Equipment Installers/GFE Maintenance Personnel        5,000        M/Hrs        $     49.00         $245,000.00


PART H - COST REIMBURSABLE ITEMS

CLIN           Supplies/Services                                 Est. Qty    Unit       Est Unit Price           Amount
----           ------------------                                --------    ----       --------------            ------
0041           Travel/Per Diem                                       1        LOT        $ 300,000.00         $ 330,000.00
0042           Material                                              1        LOT        $ 800,000.00         $ 880,000.00
0043           Site Activation/deactivation - East/West Coast        1        LOT        $   7,000.00         $     XXXXXX
0044           Site Relocation - East/West Coast                     1        LOT        $   4,000.00         $     XXXXXX
0045           Site Activation - MIDPAC/WESTPAC                      1        LOT        $   7,000.00         $     XXXXXX
0046           Site Relocation - MIDPAC/WESTPAC                      1        LOT        $   4,000.00         $     XXXXXX
0047           ADMINISTRATIVE /TECHNICAL DATA in accordance
               with DD Form 1423, Exhibit A                          1        LOT                NSP
0048           ADDITIONAL SUPPORT AIRCRAFT
0048           EAST COAST                                            1        LOT        $ 400,000.00         $     XXXXXX
0048           WEST COAST                                            1        LOT        $ 400,000.00         $     XXXXXX


       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                            Page 10 of 80         Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

CLIN          Supplies/Services                                    Est Qty     Unit         Unit Price              Amount
----          -----------------                                    -------     ----         ----------              ------
0049          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)
0049AA        Belly Radome                                             1        Ea        $         0.00        $         0.00
0049AB        Anti-Collision Light (SB 35/36-33-9)                     1        Ea        $         0.00        $         0.00
0049AC        Wing Hardpoints                                          1        Ea        $         0.00        $         0.00
0049AD        Ejector Release                                          1        Ea        $         0.00        $         0.00
0049AE        Invertors                                                1        Ea        $         0.00        $         0.00
0049AG        Tail Radome                                              1        Ea        $         0.00        $         0.00
0049AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                  1        Ea        $     3,450.00        $     3,450.00
0049AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                       1        Ea        $     3,450.00        $     3,450.00
0049AK        Stormscope                                               1        Ea        $    13,800.00        $    13,800.00
0049AL        Upgrade Air Conditioning                                 1        Ea        $         0.00        $         0.00
0049AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                         1        Ea        $     5,750.00        $     5,750.00
0049AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)              1        Ea        $     8,625.00        $     8,625.00

              TOTAL AMOUNT FOR ALL CLINS                                                                        $21,920,965.00


       Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 11 of 80        Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)
PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS
OPTION YEAR 1 - FY 98
PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------
0101          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0101AA        Guaranteed Flight Hours                                              450     FH     $                 $

0101AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

0101AC        Level II Excess Flight Hours                                Est      100     FH     $                 $

0102          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0102AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $                 $

0102AB        Level I  Excess Flight Hours                                Est      600     FH     $                 $

0102AC        Level II Excess Flight Hours                                Est      200     FH     $                 $

              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0103AA        Guaranteed Flight Hours                                              190     FH     $                 $

0103AB        Level I Excess Flight Hours                                 Est      400     FH     $                 $

0103AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0103AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0104          TOW MISSIONS BASIC (Lear 35 and 36)

0104AA        Guaranteed Flight Hours                                              500     FH     $                 $

0104AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0104AC        Level II Excess Flight Hours                                Est      100     FH     $                 $

0105         TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0105AA        Guaranteed Flight Hours                                               50     FH     $                 $

0105AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

0105AC        Level II Excess Flight Hours                                Est       50     FH     $                 $

0106          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0106AA        Guaranteed Flight Hours                                               40     FH     $                 $

0106AB        Level I Excess Flight Hours                                 Est      150     FH     $                 $

0106AC        Level II Excess Flight Hours                                Est       50     FH     $                 $


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                     Page 12 of 80                 Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------
0107          EW MISSIONS (LEAR 35 OR 36)

0107AA        Guaranteed Flight Hours                                     700       FH            $                 $

0108AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0107AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0107AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0108          SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW
              Equipment and/or External Pods (LEAR 35 OR 36)

0108AA        Guaranteed Flight Hours                                              120     FH     $                 $

O108AB        Level I Excess Flight Hours                                 Est      300     FH     $                 $

0108AB        Level II Excess Flight Hours                                Est      450     FH     $                 $

PART B - REQUIREMENTS - EAST COAST

  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price      Amount
  ----        -----------------                                               --------     ----     ----------      ------
              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $

0110          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL                      500       FH                       $

0111          JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $                 $

0112          RESERVED                                                                            $                 $

0113          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $                 $

0114          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)                     130       FH             $         $

0115          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $                 $

0116          RESERVED                                                                            $                 $

0117          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $                 $

0118          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $                 $

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit  Est Unit Price     Amount
                                                                                   ---     ----  --------------     ------
O119          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                      1      Lot    $                  $

0120          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                      1      Lot    $                  $


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                         Page 13 of 80              Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN         Supplies/Services                                                  Q)ty     Unit   Unit Price        Amount
  ----         -----------------                                                  ----     ----   ----------        ------

0121          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0121AA        Guaranteed Flight Hours                                            2,400     FH     $                 $

0121AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0121AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0122          TOW MISSIONS BASIC (LEAR 35 OR 36)

0122AA        Guaranteed Flight Hours                                              300     FH     $                 $

0122AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0122AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0123          EW MISSIONS (LEAR 35 OR 36)

0123AA        Guaranteed Flight Hours                                              650     FH     $                 $

0123AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0123AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

PART E - COST REIMBURSABLE ITEMS - WEST COAST
  CLIN        Supplies/Services                                                Est Qty     Unit     Unit Price      Amount
  ----        -----------------                                                -------     ----     ----------      ------


0124          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT       $             $

0125          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot       $             $

0126          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot       $             $

0127          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot       $             $

0128          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot       $             $

0129          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot       $             $

0130          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot       $             $

0131          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot       $             $

0132          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot       $             $

0133          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot       $             $

0134          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot       $             $

                              Page 14 of 80                        Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE   MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC
------
0135          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
              BASIC - GFE/CFE, EW Missions (Lear 36)                    1           LOT    $                       $

0136          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                          1           LOT    $                       $
WESTPAC
0137          JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                      1           LOT    $                       $

PART G - REQUIREMENTS

CLIN          Supplies/Services                                         Est. Qty   Unit    Unit Price              Amount
----          -----------------                                         --------   ----    ----------              ------
0138          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs   $                       $

0139          Special Requirements Pilots, other than flying             800        M/Hrs   $                       $

0140          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs   $                       $

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          -----------------                                         --------   ----    --------------          ------


0141          Travel/Per Diem                                           1           LOT    $                       $

0142          Material                                                  1           LOT    $                       $

0143          Site Activation/deactivation - East/West Coast            1           LOT    $                       $

0144          Site Relocation - East/West Coast                         1           LOT    S                       $

0145          Site Activation - MIDPAC/WESTPAC                          1           LOT    $                       $

0146          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $                       $

0147          ADMINISTRATIVE /TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT                  NSP

0148          ADDITIONAL SUPPORT AIRCRAFT

0148          EAST COAST                                                1           LOT    $                       $

0148          WEST COAST                                                1           LOT    $                       $




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 15 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)



PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit       Unit Price     Amount
  ----        -----------------                                         -------    ----       ----------     ------

0149          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)
0149AA        Belly Radome                                              1           Ea        $0.00         $0.00
0149AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea        $0.00         $0.00
0149AC        Wing Hardpoints                                           1           Ea        $0.00         $0.00
0149AD        Ejector Release                                           1           Ea        $0.00         $0.00
0149AE        Invertors                                                 1           Ea        $0.00         $0.00
0149AG        Tail Radome                                               1           Ea        $0.00         $0.00
0149AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea        $             $
0149AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea        $             $
0149AK        Stormscope                                                1           Ea        $             $
0149AL        Upgrade Air Conditioning                                  1           Ea        $             $
0149AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea        $             $
0149AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea        $             $

              TOTAL AMOUNT FOR ALL CLINS                                                                    $



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 16 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS
OPTION YEAR 2 - FY 99
PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------

0201          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0201AA        Guaranteed Flight Hours                                              450     FH     $                 $

0201AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

02101AC       Level II Excess Flight Hours                                Est      100     FH     $                 $

0202          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0202AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $                 $

0202AB        Level I  Excess Flight Hours                                Est      600     FH     $                 $

0202AC        Level II Excess Flight Hours                                Est      200     FH     $                 $

              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0203AA        Guaranteed Flight Hours                                              190     FH     $                 $

0203AB        Level I Excess Flight Hours                                 Est      400     FH     $                 $

0203AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0203AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0204          TOW MISSIONS BASIC (Lear 35 and 36)

0204AA        Guaranteed Flight Hours                                              500     FH     $                 $

0204AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0204AC        Level II Excess Flight Hours                                Est      100     FH     $                 $

0205         TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0205AA        Guaranteed Flight Hours                                               50     FH     $                 $

0205AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

0205AC        Level II Excess Flight Hours                                Est       50     FH     $                 $

0206          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0206AA        Guaranteed Flight Hours                                               40     FH     $                 $

0206AB        Level I Excess Flight Hours                                 Est      150     FH     $                 $

0206AC        Level II Excess Flight Hours                                Est       50     FH     $                 $

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                      Page 17 of 80                 Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------

0207          EW MISSIONS (LEAR 35 OR 36)

0207AA        Guaranteed Flight Hours                                     700       FH            $                 $

0208AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0207AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0207AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0208 SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW Equipment and/or External Pods (LEAR 35 OR 36)

0208AA        Guaranteed Flight Hours                                              120     FH     $                 $

O208AB        Level I Excess Flight Hours                                 Est      300     FH     $                 $

0208AB        Level II Excess Flight Hours                                Est      450     FH     $                 $

PART B - REQUIREMENTS - EAST COAST

  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price      Amount
  ----        -----------------                                               --------     ----     ----------      ------

              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $

0210          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL              500     FH                       $

02111         JET AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $                 $

0212          RESERVED                                                                            $                 $

0213          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $                 $

0214          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)             130     FH     $                 $

0215          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $                 $

0216          RESERVED                                                                            $                 $

0217          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $                 $

0218          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $                 $

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit  Est Unit Price     Amount
                                                                                   ---     ----  --------------     ------
O219          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                        1     Lot    $                 $

0220          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                        1     Lot    $                 $

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                              Page 18 of 80       Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN        Supplies/Services                                                   Qty      Unit   Unit Price        Amount
------        -----------------                                                   ----     ----   ---- -----        ------
0221          JETAIC, TRACK, FERRY, UTILITY MISSIONS

0221AA        Guaranteed Flight Hours                                            2,400     FH     $                 $

0221AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0221AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0222          TOW MISSIONS BASIC (LEAR 35 OR 36)

0222AA        Guaranteed Flight Hours                                              300     FH     $                 $

0222AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0222AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0223          EW MISSIONS (LEAR 35 OR 36)

0223AA        Guaranteed Flight Hours                                              650     FH     $                 $

0223AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0223AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN        Supplies/Services                                                Est Qty     Unit     Unit Price     Amount
  ----        -----------------                                                -------     ----     ----------     ------
0224          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT    $                 $

0225          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot    $                 $

0226          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot    $                 $

0227          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot    $                 $

0228          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot    $                 $

0229          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot    $                 $

0230          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot    $                 $

0231          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot    $                 $

0232          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot    $                 $

0233          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot    $                 $

0234          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot    $                 $


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                                  Page 19 of 80   Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE -  MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC
------
0235          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
              BASIC - GFE/CFE, EW Missions (Lear 36)                   1           LOT    $                       $

0236          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                         1           LOT    $                       $
WESTPAC
-------
0237          JET AIC, TRACK, FERRY, UTILITY, TOW MISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                     1           LOT    $                       $

PART G - REQUIREMENTS

CLIN           Supplies/Services                                        Est. Qty   Unit    Unit Price              Amount
----          ------------------                                        --------   ----    ----------              ------
0238          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs   $                       $

0239          Special Requirements Pilots, other than flying            800        M/Hrs   $                       $

0240          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs   $                       $

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          ------------------                                        --------   ----    --------------          ------
0241          Travel/Per Diem                                           1           LOT    $                       $

0242          Material                                                  1           LOT    $                       $

0243          Site Activation/deactivation - East/West Coast            1           LOT    $                       $

0244          Site Relocation - East/West Coast                         1           LOT    S                       $

0245          Site Activation - MIDPAC/WESTPAC                          1           LOT    $                       $

0246          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $                       $

0247          ADMINISTRATIVE /TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT             NSP

0248          ADDITIONAL SUPPORT AIRCRAFT

0248          EAST COAST                                                1           LOT    $                       $

0248          WEST COAST                                                1           LOT    $                       $



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 20 of 80    Page  of 144
                                                                Amendment 0001
                                                                Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit    Unit Price    Amount
  ----        -----------------                                         -------    ----    ----------    ------
0249          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0249AA        Belly Radome                                              1           Ea     $0.00         $0.00

0249AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea     $0.00         $0.00

0249AC        Wing Hardpoints                                           1           Ea     $0.00         $0.00

0249AD        Ejector Release                                           1           Ea     $0.00         $0.00

0249AE        Invertors                                                 1           Ea     $0.00         $0.00

0249AG        Tail Radome                                               1           Ea     $0.00         $0.00

0249AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea     $             $

0249AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea     $             $

0249AK        Stormscope                                                1           Ea     $             $

0249AL        Upgrade Air Conditioning                                  1           Ea     $             $

0249AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea     $             $

0249AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea     $             $

              TOTAL AMOUNT FOR ALL CLINS                                                                 $



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                           Page 21 of 80         Page  of 144
                                                                 Amendment 0001
                                                                 Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

OPTION YEAR 3 - FY 00

PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price        Amount
  ----        -----------------                                                    ---     ----   ----------        ------
0301          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0301AA        Guaranteed Flight Hours                                              450     FH     $                 $

0301AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

0301AC        Level II Excess Flight Hours                                Est      100     FH     $                 $

0302          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0302AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $                 $

0302AB        Level I  Excess Flight Hours                                Est      600     FH     $                 $

0302AC        Level II Excess Flight Hours                                Est      200     FH     $                 $
              JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0303AA        Guaranteed Flight Hours                                              190     FH     $                 $

0303AB        Level I Excess Flight Hours                                 Est      400     FH     $                 $

0303AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0303AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0304          TOW MISSIONS BASIC (Lear 35 and 36)

0304AA        Guaranteed Flight Hours                                              500     FH     $                 $

0304AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0304AC        Level II Excess Flight Hours                                Est      100     FH     $                 $

0305          TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0305AA        Guaranteed Flight Hours                                               50     FH     $                 $

0305AB        Level I Excess Flight Hours                                 Est      100     FH     $                 $

0305AC        Level II Excess Flight Hours                                Est       50     FH     $                 $

0306          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0306AA        Guaranteed Flight Hours                                               40     FH     $                 $

0306AB        Level I Excess Flight Hours                                 Est      150     FH     $                 $

0306AC        Level II Excess Flight Hours                                Est       50     FH     $                 $

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 22 of 80      Page  of 144
                                                                Amendment 0001
                                                                Attachment (4)

CLIN          Supplies /Services                                          Qty     Unit            Unit Price        Amount
----          ------------------                                          ---     ----            ----------        ------
0307          EW MISSIONS (LEAR 35 OR 36)

0307AA        Guaranteed Flight Hours                                     700       FH            $                 $

0308AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0307AC        Level II Excess Flight Hours                                Est      450     FH     $                 $

0307AD        Level III Excess Flight Hours                               Est      450     FH     $                 $

0308          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              EW Equipment and/or External Pods (LEAR 35 OR 36)

0308AA        Guaranteed Flight Hours                                              120     FH     $                 $

O308AB        Level I Excess Flight Hours                                 Est      300     FH     $                 $

0308AB        Level II Excess Flight Hours                                Est      450     FH     $                 $


PART B - REQUIREMENTS - EAST COAST

  CLIN         Supplies/Services                                              Est. Qty   Unit     Unit Price        Amount
  ----        ------------------                                              --------   ----     ----------        ------
              JET AID, TRACK, FERRY, UTILITY MISSIONS'
              Roosevelt Roads, PR                                                  175     FH                       $

0310          JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL              500     FH                       $

0311          JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
              Roads, PR  (LEAR 35 OR 36)                                           250     FH     $                 $

0312          RESERVED                                                                            $                 $

0313          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $                 $

0314          TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)             130     FH     $                 $

0315          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $                 $

0316          RESERVED                                                                            $                 $

0317          EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)                   250     FH     $                 $

0318          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $                 $

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit   Est Unit Price    Amount
                                                                                   ---     ----   --------------    ------
O319          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                        1     Lot    $                 $

0320          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                        1     Lot    $                 $

 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 23 of 80       Page  of 144
                                                                 Amendment 0001
                                                                 Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN         Supplies/Services                                                 Qty       Unit   Unit Price       Amount
  ----        -----------------                                                -------     ----   ----------       ------
0321          JETAIC, TRACK, FERRY, UTILITY MISSIONS

0321AA        Guaranteed Flight Hours                                            2,400     FH     $                 $

0321AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0321AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0322          TOW MISSIONS BASIC (LEAR 35 OR 36)

0322AA        Guaranteed Flight Hours                                              300     FH     $                 $

0322AB        Level I Excess Flight Hours                                 Est      200     FH     $                 $

0322AC        Level II Excess Flight Hours                                Est      150     FH     $                 $

0323          EW MISSIONS (LEAR 35 OR 36)

0323AA        Guaranteed Flight Hours                                              650     FH     $                 $

0323AB        Level I Excess Flight Hours                                 Est      450     FH     $                 $

0323AC        Level II Excess Flight Hours                                Est      450     FH     $                 $


PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN        Supplies/Services                                                Est Qty     Unit   Unit Price        Amount
  ----        -----------------                                                -------     ----   ----------        ------
0324          PROP ASAC, TRACK, UTILITY MISSIONS                                     1     LOT    $                 $

0325          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              Whidbey Island,  WA                                                    1     Lot    $                 $

0326          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)                  1     Lot    $                 $

0327          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)                    1     Lot    $                 $

0328          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                        1     Lot    $                 $

0329          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                             1     Lot    $                 $

0330          EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                             1     Lot    $                 $

0331          SPECIAL EW SYSTEMS MISSIONS - GFE Internal
              Equipment and/or External Pods (Lear 35 or 36)                         1     Lot    $                 $

0332          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
              EW PLATFORM                                                            1     Lot    $                 $

0333          SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast               1     Lot    $                 $

0334          SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast              1     Lot    $                 $

PART 1 - THE SCHEDULE


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                        Page 24 of 80         Page  of 144
                                                              Amendment 0001
                                                              Attachment (4)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE -  MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Est Unit Price          Amount
  ----        -----------------                                         ---        ----    --------------          ------
MIDPAC

0335          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
               BASIC - GFE/CFE, EW Missions (Lear 36)                   1           LOT    $                       $

0336          SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
              from Honolulu, HI                                         1           LOT    $                       $

WESTPAC

0337          JET AIC, TRACK, FERRY, UTILITY, TOW MISSIONS,
              BASIC - GFE/CFE EW Missions (Lear 36)                     1           LOT    $                       $

PART G - REQUIREMENTS

CLIN           Supplies/Services                                        Est. Qty   Unit    Unit Price              Amount
----           -----------------                                        --------   ----    ----------              ------
0338          Special Mission Equipment (SME)/EW Operator               2,000      M/Hrs   $                       $

0339          Special Requirements Pilots, other than flying            800        M/Hrs   $                       $

0340          GFE Equipment Installers/GFE Maintenance Personnel        5,000      M/Hrs   $                       $

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit    Est Unit Price          Amount
----          ------------------                                        --------   ----    --------------          ------
0341          Travel/Per Diem                                           1           LOT    $                       $

0342          Material                                                  1           LOT    $                       $

0343          Site Activation/deactivation - East/West Coast            1           LOT    $                       $

0344          Site Relocation - East/West Coast                         1           LOT    S                       $

0345          Site Activation - MIDPAC/WESTPAC                          1           LOT    $                       $

0346          Site Relocation - MIDPAC/WESTPAC                          1           LOT    $                       $

0347          ADMINISTRATIVE/TECHNICAL DATA in accordance
              with DD Form 1423, Exhibit A                              1           LOT             NSP

0348          ADDITIONAL SUPPORT AIRCRAFT

0348          EAST COAST                                                1           LOT    $                       $

0348          WEST COAST                                                1           LOT    $                       $



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                             Page 25 of 80        Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit      Unit Price     Amount
  ----        -----------------                                         -------    ----      ----------     ------
0349          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0349AA        Belly Radome                                              1           Ea         $0.00        $0.00

0349AB        Anti-Collison Light (SB 35/36-33-9)                       1           Ea         $0.00        $0.00

0349AC        Wing Hardpoints                                           1           Ea         $0.00        $0.00

0349AD        Ejector Release                                           1           Ea         $0.00        $0.00

0349AE        Invertors                                                 1           Ea         $0.00        $0.00

0349AG        Tail Radome                                               1           Ea         $0.00        $0.00

0349AH        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Jet Aircraft)                                   1           Ea         $            $

0349AJ        AN/APX-72 or APX-100 Provisions including 2 GFE
              Antennas (Lear 30 series aircraft)                        1           Ea         $            $

0349AK        Stormscope                                                1           Ea         $            $

0349AL        Upgrade Air Conditioning                                  1           Ea         $            $

0349AM        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Jet Aircraft)                          1           Ea         $            $

0349AN        Additional UHF Transceiver (225-400 MHZ) with GFE
              Crypto Capability (Lear 30 series aircraft)               1           Ea         $            $

              TOTAL AMOUNT FOR ALL CLINS                                                                    $



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 26 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS

OPTION YEAR 4 - FY 01

PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST


  CLIN    Supplies/Services                             Qty   Unit Unit Price   Amount
  ----    -----------------                             ---   ---- ----------   ------
0401      PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0401AA    Guaranteed Flight Hours                       450   FH   $            $

0401AB    Level I Excess Flight Hours              Est  100   FH   $            $

0401AC    Level II Excess Flight Hours             Est  100   FH   $            $

0402      JET AIC, TRACK, FERRY, UTILITY MISSIONS

0402AA    Guaranteed Flight Hours  ~ .                2,400   FH   $            $

0402AB    Level I  Excess Flight Hours             Est  600   FH   $            $

0402AC    Level II Excess Flight Hours             Est  200   FH   $            $

          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0403AA    Guaranteed Flight Hours                       190   FH   $            $

0403AB    Level I Excess Flight Hours              Est  400   FH   $            $

0403AC    Level II Excess Flight Hours             Est  450   FH   $            $

0403AD    Level III Excess Flight Hours            Est  450   FH   $            $

0404      TOW MISSIONS BASIC (Lear 35 and 36)

0404AA    Guaranteed Flight Hours                       500   FH   $            $

0404AB    Level I Excess Flight Hours              Est  200   FH   $            $

0404AC    Level II Excess Flight Hours             Est  100   FH   $            $

0405      TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0405AA    Guaranteed Flight Hours                        50   FH   $            $

0405AB    Level I Excess Flight Hours              Est  100   FH   $            $

0405AC    Level II Excess Flight Hours             Est   50   FH   $            $

0406      TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0406AA    Guaranteed Flight Hours                        40   FH   $            $

0406AB    Level I Excess Flight Hours              Est  150   FH   $            $

0406AC    Level II Excess Flight Hours             Est   50   FH   $            $

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 27 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN      Supplies/Services                        Qty Unit        Unit Price   Amount
----      -----------------                        --- ----        ----------   ------
0407      EW MISSIONS (LEAR 35 OR 36)

0407AA    Guaranteed Flight Hours                  700   FH        $            $

0408AB    Level I Excess Flight Hours              Est  450   FH   $            $

0407AC    Level II Excess Flight Hours             Est  450   FH   $            $

0407AD    Level III Excess Flight Hours            Est  450   FH   $            $

0408      SPECIAL EW SYSTEMS MISSIONS - GFE Internal EW
          Equipment and/or External Pods (LEAR 35 OR 36)

0408AA    Guaranteed Flight Hours                       120   FH   $            $

O408AB    Level I Excess Flight Hours              Est  300   FH   $            $

0408AB    Level II Excess Flight Hours             Est  450   FH   $            $

PART B - REQUIREMENTS - EAST COAST

  CLIN    Supplies/Services                                           Est. Qty   Unit Unit Price   Amount
  ----    -----------------                                           --------   ---- ----------   ------
          JET AID, TRACK, FERRY, UTILITY MISSIONS'
          Roosevelt Roads, PR                                              175   FH                $

0410      JET AIC, TRACK, FERRY UTILITY MISSIONS Jacksonville, FL          500   FH                $

0411      JET.AIC, TRACK, FERRY, UTILITY MISSIONS Roosevelt
          Roads, PR  (LEAR 35 OR 36)                                       250   FH   $            $

0412      RESERVED                                                                    $            $

0413      JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
          MOUNTED EQUIPMENT (LEAR 35 OR 36)                                200   FH   $            $

0414      TOW MISSIONS BASIC - Roosevelt Roads, PR (LEAR 35 or 36)         130   FH   $            $

0415      TOW MISSIONS BASIC - GFE TARGETS/BANNERS
          Roosevelt Roads, PR (LEAR 35 OR 36)                               50   FH   $            $

0416      RESERVED                                                                    $            $

0417      EW MISSIONS - Roosevelt  Roads, PR (LEAR 35 OR 36)               250   FH   $            $

0418      SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
          EW PLATFORM                                                      475   FH   $            $

PART C - COST REIMBURSABLE ITEMS - EAST COAST          Qty   Unit Est Unit Price   Amount
                                                       ---   ---- --------------   ------
O419     SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
         FROM EAST COAST                                 1   Lot  $                $

0420     SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
         FROM EAST COAST                                 1   Lot  $                $




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 28 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN   Supplies/Services                            Qty   Unit  Unit Price   Amount
  ----   -----------------                           ----   ----  ----------   ------
0421     JETAIC, TRACK, FERRY, UTILITY MISSIONS

0421AA   Guaranteed Flight Hours                     2,400   FH   $            $

0421AB   Level I Excess Flight Hours              Est  450   FH   $            $

0421AC   Level II Excess Flight Hours             Est  150   FH   $            $

0422     TOW MISSIONS BASIC (LEAR 35 OR 36)

0422AA   Guaranteed Flight Hours                       300   FH   $            $

0422AB   Level I Excess Flight Hours              Est  200   FH   $            $

0422AC   Level II Excess Flight Hours             Est  150   FH   $            $

0423     EW MISSIONS (LEAR 35 OR 36)

0423AA   Guaranteed Flight Hours                       650   FH   $            $

0423AB   Level I Excess Flight Hours              Est  450   FH   $            $

0423AC   Level II Excess Flight Hours             Est  450   FH   $            $

PART E - COST REIMBURSABLE ITEMS - WEST COAST

  CLIN    Supplies/Services                                          Est Qty    Unit      Unit Price   Amount
  ----    -----------------                                          -------    ----      ----------   ------
0424      PROP ASAC, TRACK, UTILITY MISSIONS                               1    LOT       $            $

0425      JET AIC, TRACK, FERRY, UTILITY MISSIONS,
          Whidbey Island,  WA                                              1    Lot       $            $

0426      JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)            1    Lot       $            $

0427      JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)              1    Lot       $            $

0428      TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                  1    Lot       $            $

0429      TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                       1    Lot       $            $

0430      EW MISSIONS - GFE/CFE Pods (LEAR 35 OR 36)                       1    Lot       $            $

0431      SPECIAL EW SYSTEMS MISSIONS - GFE Internal
          Equipment and/or External Pods (Lear 35 or 36)                   1    Lot       $            $

0432      SPECIAL EW SYSTEMS MISSIONS - LEAR 36 Test Bed/
          EW PLATFORM                                                      1    Lot       $            $

0433      SPECIAL FERRY OF LEAR 36 to Honolulu, HI from West Coast         1    Lot       $            $

0434      SPECIAL FERRY OF LEAR 36 to Atsuke, Japan from West Coast        1    Lot       $            $

PART 1 - THE SCHEDULE





 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                               Page 29 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE   MIDPAC/WESTPAC

  CLIN    Supplies/Services                               Qty   Unit  Est Unit Price   Amount
  ----    -----------------                               ---   ----  --------------   ------
MIDPAC
0435      JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
          BASIC - GFE/CFE, EW Missions (Lear 36)          1      LOT  $                $

0436      SPECIAL FERRY OF LEAR 36 to Atsuki, Japan
          from Honolulu, HI                               1      LOT  $                $

WESTPAC

0437      JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
          BASIC - GFE/CFE EW Missions (Lear 36)           1      LOT  $                $

PART G - REQUIREMENTS

CLIN      Supplies/Services                                      Est. QtyUnit  Unit Price     Amount
----      -----------------                                      ------------  ----------     ------
0438      Special Mission Equipment (SME)/EW Operator            2,000 M/Hrs   $              $

0439      Special Requirements Pilots, other than flying         800   M/Hrs   $              $

0440      GFE Equipment Installers/GFE Maintenance Personnel     5,000 M/Hrs   $              $

PART H - COST REIMBURSABLE ITEMS

CLIN      Supplies/Services                                 Est. QtyUnit  Est Unit Price   Amount
----      -----------------                                 ------------  --------------   ------
0441      Travel/Per Diem                                   1        LOT  $                $

0442      Material                                          1        LOT  $                $

0443      Site Activation/deactivation - East/West Coast    1        LOT  $                $

0444      Site Relocation - East/West Coast                 1        LOT  S                $

0445      Site Activation - MIDPAC/WESTPAC                  1        LOT  $                $

0446      Site Relocation - MIDPAC/WESTPAC                  1        LOT  $                $

0447      ADMINISTRATIVE /TECHNICAL DATA in accordance
          with DD Form 1423, Exhibit A                      1        LOT           NSP

0448      ADDITIONAL SUPPORT AIRCRAFT

0448      EAST COAST                                        1        LOT  $                $

0448      WEST COAST                                        1        LOT  $                $




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                                Page 30 of 80      Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)



PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN    Supplies/Services                                 Est Qty Unit   Unit Price     Amount
  ----    -----------------                                 ------- ----   ----------     ------
0449      AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)

0449AA    Belly Radome                                      1         Ea     $0.00        $0.00

0449AB    Anti-Collison Light (SB 35/36-33-9)               1         Ea     $0.00        $0.00

0449AC    Wing Hardpoints                                   1         Ea     $0.00        $0.00

0449AD    Ejector Release                                   1         Ea     $0.00        $0.00

0449AE    Invertors                                         1         Ea     $0.00        $0.00

0449AG    Tail Radome                                       1         Ea     $0.00        $0.00

0449AH    AN/APX-72 or APX-100 Provisions including 2 GFE
          Antennas (Jet Aircraft)                           1         Ea     $            $

0449AJ    AN/APX-72 or APX-100 Provisions including 2 GFE
          Antennas (Lear 30 series aircraft)                1         Ea     $            $

0449AK    Stormscope                                        1         Ea     $            $

0449AL    Upgrade Air Conditioning                          1         Ea     $            $

0449AM    Additional UHF Transceiver (225-400 MHZ) with GFE
          Crypto Capability (Jet Aircraft)                  1         Ea     $            $

0449AN    Additional UHF Transceiver (225-400 MHZ) with GFE
          Crypto Capability (Lear 30 series aircraft)       1         Ea     $            $

          TOTAL AMOUNT FOR ALL CLINS                                                      $




 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

SECTION C - DESCRIPTIONS/SPECIFICATIONS

C-0 The term "FAR" as used in Section C refers to the Federal Aviation Regulation and will be indicated by "FAR". In all other sections, Federal Aviation Regulation will be spelled out. When the term "FAR" is used in Sections D through M, it refers to the Federal Acquisition Regulation. In Section C, the term Federal Acquisition Regulation will be spelled out.

Throughout this solicitation, reference is made to FAR Part 135. For any contractors who are licensed under FAR Part 121, it is understood that FAR Part 121 is to be substituted for FAR Part 135.

Definitions for acronyms contained herein are located in Attachment 3.

C-1 SCOPE OF CONTRACT

      a. The purpose of this solicitation and any resultant contract is to obtain the services of aircraft, which are properly equipped, maintained, fueled, and operated by qualified contractor personnel, for use in a wide range of United States (U.S.) Government Commercial Air Services programs.

      b. These aircraft will be required to perform operational services in support of the U.S. Navy, DOD, and other Government programs worldwide. Additionally, flight services may be scheduled in support of Research, Development, Test and Evaluation (RDT&E), Foreign Military Sales (FMS), contractors under Government contract with other DOD activities, and Allied Forces in accordance with Inter-Service Support Agreements (ISSA), Bilateral Treaties, and Memoranda of Understanding.

      c. The majority of services will be required in the Continental U.S. (East and West Coast), Hawaii (MIDPAC), and the Far East (WESTPAC). These operations are normally conducted in designated Warning Areas (W) located on the East Coast around Norfolk, Virginia, Jacksonville, Florida, and Puerto Rico; on the West Coast around San Diego, California, and Whidbey Island, Washington; around Honolulu, Hawaii (MIDPAC); and in Japan (WESTPAC). However, missions are not limited to these areas and operations may be required anywhere worldwide. Primary operating areas are:

         East Coast
              W105 South through W158                         70+%
              Other areas and outside warning areas           Less than 30%

         West Coast
              W291                                            75+%
              Other areas and outside warning areas           Less than 25%

         MIDPAC
              W192/W193/W194                                  70+%
              Other areas and outside warning areas           Less than 30%

         WESTPAC
              No Historical Data

      d. To support these missions, the contractor will be required to station aircraft at designated bases on the East and West Coasts. Currently, the designated base on the East Coast is NAS Norfolk and on the West Coast is NAS Miramar. However, the contractor can propose an off-site location, if it believes it will be a cost saving to the Government. During contract performance the Government may change these designated bases or establish additional designated bases. These missions shall include operating the aircraft to and from Government and non-Government installations, e.g. airports, private air strips, etc. Based on historical data, missions to and from non-Government installations are estimated at less than 5%

      e. The broad objectives of these missions are: (1) to train fleet units to achieve and maintain combat readiness by using practice or drill and measuring the results and (2) to test to evaluate or test to develop equipment and tactical procedures or concepts. The objective of a scheduled exercise is announced prior to commencement.

      f. Training missions are conducted in accordance with the most current version of Fleet Exercise Publications (FEP) and Allied Exercise Publications
(AEP) as maintained by Fleet Area Control anal Surveillance Facility (FACSFAC) in each area. These publications are classified as Confidential and will be accessible by the Contractor via the On-Site Contracting Officers Representative
(COR).

C-2 JET/PROP AIR INTERCEPT CONTROL (AIC), ANTISUBMARINE AIRCRAFT CONTROL (ASAC), TRACK, FERRY, UTILITY MISSIONS. (CLINS 0001, 0002, 0009, 0010, 0021 0024, 0025,
0101, 0102, 0109, 0110, 0121, 0124, 0125, 0201, 0202, 0210, 0221, 0224, 0225,
0301,0302, 0309, 0310, 0321, 0324, 0325, 0401, 0402, 0409, 0410, 0421, 0424, AND
0425)

      a. The contractor shall provide fully functional, contractor-furnished, crewed, and maintained aircraft and all labor, material fuel, and equipment, except for Government Furnished Equipment (GEE) specified herein or Contractor Acquired Property (CAP) authorized for contractor t or lease, necessary to accomplish the mission. The contractor shall be responsible for the launch and recovery of its aircraft at all locations and shall perform missions as scheduled, unless specifically exempted in writing by the on-site COR, or on-site government representative as assigned by the on-site COR. The missions include, but are not limited to the following: Air Intercept Control (AIC), Antisubmarine Aircraft Control (ASAC), Tracking (TRACK), Ferrying (FERRY) and Utility (UTILITY). The aircraft shall never be required to operate outside the manufacturer's specifications or Federal Aviation Administration (FAA) guidelines and regulations.

      b. Jet missions require aircraft capable of flying at altitudes up to 40,000 feet with speeds from 200 KIAS to an Mmo of 0.80 mach at 100 feet over water and 300 feet over land and maximum airspeed below 15,000 feet MSL (Mean Sea Level) of 306 KIAS. Jet missions include AIC, TRACK, FERRY, and UTILITY. Jet aircraft size shall be equivalent to a small military fighter aircraft (F/A-18), e.g., Lear 20 or 30 Series size.

      c. Prop missions require aircraft capable of flying altitudes up to 25,000 feet at speeds between 150 and 200 KIAS. Prop missions include AIC, ASAC, and TRACK.

      d. AIC and TRACK missions consist of an aircraft providing a tracked and/or vectored "Blip-on-the-Scope" radar target. The purposes of the missions are (1) train fleet operators on the use and capabilities of their equipment;
(2) evaluate system capabilities (e.g. operational calibration, limitations etc.); (3) train fleet operators to function in an operational and/or hostile environment; (4) train fleet operators in the proper procedures for tracking aircraft and/or missiles and/or vectoring the same; and (5) provide RDT&E support as radar target, chase aircraft, etc.

      e. AIC services may require two or more aircraft "on station" simultaneously with no more one prop aircraft at a time. On-station is defined as the period of time beginning when the contractor aircraft crosses the boundary of the defined operation areas (e.g., warning areas, restricted areas, etc.) or assigned initial fixes on flight profiles outside of defined operating areas and ending when the contractor's aircraft departs the above areas/profiles at either the boundary or exit point. On-station time is approximately four hours for 30% of the missions, three hours for 50% of the missions, and two hours or less than 20% of the missions. The average distance one-way from coast to on-station is usually 100 nautical miles.

      f. When the Government requires UTILITY services (i.e., internal cargo and/or passenger movement), the flight hour charges will be made against the "AIC, ASAC, TRACK, FERRY, UTILITY MISSIONS" CLIN for that type of aircraft. For externally (pylon) mounted equipment, the "JET FERRY, UTILITY WITH EXTERNALLY MOUNTED EQUIPMENT MISSIONS (LEAR 35 or 36)" CLIN will be used.

      g. FERRY will only be considered when the movement is greater than 200 nautical miles from launch base. When the Government requires the movement of any East Coast or West Coast aircraft to a location that is not called out in the "SPECIAL FERRY" CLINs, the charges will be charged against one of the appropriate CLINs below:

         Prop               PROP AIC, ASAC, TRACK, FERRY, UTILITY MISSIONS.
                            (CLINS 0001, 0024, 0101, 0124, 0201, 0224, 0301,
                            0324, 0401, and 0424)

         Jet (other than    JET AIC, TRACK, FERRY, UTILITY MISSIONS. (CLINS
         Lear 30 series)    0002, 0009, 0010, 0021, 0025, 0102, 0109, 0110,
                            0121, 0125, 0202, 0209, 0210, 0221, 0225, 0302,
                            0309, 0310, 0321, 0325, 0402, 0409, 0410, 0421 and
                            0425)

         Jet (Lear 30       JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35
         series)            OR 36). (CLINS 0003, 0011, 0026, 0035, 0103, 0111,
                            0126, 0135, 0203, 0211, 0226, 0235, 0303, 0311,
                            0326, 0335, 0403, 0411, 0426, 0435)

         Jet (Lear 30       JET FERRY, UTILITY WITH EXTERNAL MOUNTED EQUIPMENT
         series)            MISSIONS (LEAR 35 or 36). (CLINS 0013, 0027, 0113,
                            0127, 0213, 0227, 0313, 0327, 0413 and 0427)


C-3 JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36). (CLINS 0003, 0011, 0013, 0026, 0027, 0035, 0037, 0103, 0111, 0113, 0126, 0127, 0135, 0137, 0203,
0211, 0213, 0026, 0227, 0235, 0237, 0303, 0311, 0313, 032C, 0327, 0335, 0337,
0403, 0411, 0413, 0426, 0427, 0435, AND 0437) The contractor shall provide fully functional, contractor furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for Government Furnished Equipment (GFE) specified herein or CAP authorized for contractor procurement or lease necessary to accomplish the mission. The contractor shall accomplish these missions in accordance with paragraph C-2 above except the contractor shall provide Lear 35 or 36 aircraft to perform the requirements.

C-4 TOW MISSIONS BASIC (LEAR 35 OR 363. (CLINS 0004, 0014, 0022, 0104, 0114,
0122, 0204, 0214, 0222, 0304, 0314, 0322, 0404, 0414 AND 0422)

      a. The contractor shall provide fully functional, contractor furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for GFE specified herein or CAP authorized for contractor procurement or lease, necessary to accomplish the mission. The contractor shall be responsible for the launch, recovery, and control of the targets, including banners. The contractor shall perform all work required, including, but not limited to, surface-to-air target tow (STOW) or air-to-air tow (ATOW) consisting of the contractor presenting one or more contractor-furnished towed targets (TRX, TPT) per mission to surface units who will then fire at the targets using a variety of surface-to-air weapons

      b. TOW PRESENTATIONS. The Contractor shall be required to carry no more than two two-way launchers per mission. The contractor shall be responsible for providing tow targets configured for the ordered tow presentations and shall provide and maintain all launchers, including reels, controls, and cables target will be fired upon by military aircraft and ships utilizing a variety of air-to-air and surface-to-air weapons. The contractor shall be responsible for all necessary modifications, equipment, materials, supplies, and services to make its aircraft capable of providing the presentation. The contractor shall be required to carry no more than two launchers (i.e., one on each wing) simultaneously. Launchers shall be Marquardt MTR series, Hayes, or equivalent. The tow launchers shall be capable of carrying, reeling out, towing (in the 00 to 350 KTAS range), and recovering (if required) the target. In the case of two-way launches, the contractor shall provide a reel capable of carrying and deploying a target on a minimum of 22,000 feet of cable. One-way launching systems require the contractor to carry and deploy a target on a minimum of 12,000 feet of cable.

      c. TARGETS. The contractor shall provide all TPT and TRX Tow Targets necessary to perform services specified herein and shall be responsible for the safety, uploading, downloading, maintenance, testing, launching, presentation, and recovery (when feasible) of the tow targets at all locations The estimated monthly quantities of the targets for CLINS 0004 and 0022 are specified below. These estimates were developed based upon historical usage. The estimated flight hours per year are the guaranteed quantity in Section B for these line items. To ensure that the contractor is capable of meeting the flight schedule the contractor should have a one to two month supply of targets on hand by contract start date.

              Type                             Estimated Monthly Quantity

              Tow Targets                      East Coast           West Coast
              -----------                      ----------           ----------
              Radar Reflective(TRX)                15                    11

              Infrared Augmentation (TPT)           1                     1


      d. INFRARED AUGMENTATION. The contractor shall provide TPT commercial tow targets in the following configuration.

            (1) RADIANT INTENSITY. The infrared (JR) augmentation shall result in a minimum radiant intensity of 200 Watts per steradian as viewed broadside to the Tow Target in the 4.0 to 5.0 micrometer spectral band.

            (2) IR OPERATION. The IR device shall be capable of operation in the minimum airspeed range of 200- 400 KTAS, but 400 KTAS is preferred, at altitudes up to 20,000 feet. The plume length shall be between 6 to 8 feet.

      e. The contractor shall provide SME/EW operators, when required and charge against CLIN 0038 and corresponding option year CLINs. Use of the operator shall be approved in advance. The Government may provide a co-pilot or SME/EW operator at its discretion.

C-5 TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LEAR 35 OR 36). (CLINS 0005, 0015, 0028, 0105, 0115, 0128, 0205, 0215, 0228, 0305, 0315, 0328, 0405, 0415 AND 0428)
The contractor shall provide fully functional, contractor-furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for GFE specified herein or CAP authorized for contractor procurement or lease, necessary to accomplish the mission. All launchers, including reels, controls, and cables, shall be contractor provided and maintained. These missions shall be accomplished as stated in paragraph C 4 above, except the Government will provide as GFE or authorize the contractor to procure or lease all targets or banners. GFE and CAP targets and banners shall be turned over to the Government in RFI condition as Government property at the end of the contract The contractor shall comply with the Government-Property requirements of the contract.

C-6 TOW MISSION SPECIAL (LEAR 35 OR 36). (CLINS 0006, 0029, 0106, 0129, 0206,
0229, 0306, 0329, 0406 AND 0429) The contractor shall provide fully functional, contractor-furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for GFE specified herein or CAP authorized for contractor procurement or lease, necessary to accomplish the mission. The missions shall be accomplished in accordance with paragraph C-4 above, except the Government will provide as GFE or authorize the contractor to procure or lease as CAP all targets, special reels, launchers, special controls, special cables, and other equipment. GFE and CAP tow reels, launchers and cable reeling systems shall be turned over to the Government in RFI condition as Government property at the end of the contract. The contractor shall comply with the Government Property requirements of the contract.

C-7 ELECTRONIC WARFARE (EW) MISSIONS - GFE/CFE PODS (LEAR 35 OR 36). (CLINS 0007, 0017, 0023, 0030, 0107, 0117, 0123, 0130, 0207, 0217, 0223, 0230, 0307,
0317, 0323, 0330, 0407, 0417, 0423, AND 0430)

      a. The contractor shall provide fully functional, contractor-furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for GFE specified herein or CAP authorized for contractor procurement or lease, necessary to accomplish the mission. Missions include, but are not limited to, the following: (1) EW, Air, Surface, and Special Systems and (2) Internal and/or External EW ant Internal GFE.

      b. EW missions shall consist of the contractor emitting a signal to simulate a radar transmission of a threat radar, emitting a signal-to-jam (blank-out) radar, communications, and other electronic systems; and simulating a threat force approaching from various directions, speeds, and altitudes. The contractor shall be responsible for uploading and downloading pods at all locations, installation of all internal controls, and providing operators or accommodating Government co-pilots and/or equipment operators as required.

      c. The Government will provide as GFE or authorize the contractor to procure or lease as CAP all equipment required for the EW missions with external pods except for cables to interface with the aircraft. It is the contractor's responsibility to provide, at no additional cost to the Government the umbilical (pig tail) cable to interface with the POD and the aircraft. It is also the contractor's responsibility to provide, at no additional cost to the Government, the cabling to any control, such as the universal control box. GFE and CAP shall be turned over to the Government in RFI condition as Government property at the end of the contract and shall be subject to the Government Property requirements of the contract.

      d. When a pod is required on the Lear 35 or 36 aircraft, the contractor shall obtain the Supplemental Type Certificate (STC), modify an existing contractor STC, or obtain other FAA approval, if applicable, prior to flight operations.

      e. The contractor shall provide SME/EW operators when required and charge against CLIN 0038 and corresponding option year CLINs. Use of the operator shall be approved in advance. The Government may provide a co-pilot or SME/EW operator at its discretion.

C-8 SPECIAL EW SYSTEMS MISSIONS-GFE INTERNAL EW EQUIPMENT, EXTERNAL PODS (LEAR 35 OR 36), AND LEAR 36 TEST BED/EW PLATFORM, (CLINS 0008, 0018, 0031, 0032, 0108, 0118, 0131, 0132, 0208, 0218, 0232, 0308, 0332, 0408, 0418, AND 0432)

      a. The contractor shall provide fully functional, contractor-furnished, crewed, and maintained aircraft and all labor, material, fuel, and equipment, except for GFE specified herein or CAP authorized for contractor procurement or lease, necessary to accomplish the mission. Missions include, but are not limited to: Special electronic warfare (EW) Systems with Internal EW GFE, External Pods, and Test Beds/EW Platforms. EW missions shall consist of emitting a signal to simulate another system's transmission simulation, emitting a signal to blank out or deceive (yammer) radar, communication, or other electronic systems, and emitting a signal to simulate a threat force approaching from various directions, speed, and altitude using a combination of internal and pod-mounted equipment. GFE and CAP shall be turned over to the Government in RFI condition as Government property at the end of the contract and shall be subject to the Government Property requirements of this contract.

      b. The contractor shall install or assist Government personnel in installing internal and external equipment and controls. All installations below $2,500 require advance approval by the on-site COR; all installations from $2,500 to $125,000 require advance approval by the PMA COR; all installations from $125,000 and up require advance approval by the ACO. Payment for labor costs will be made under CLIN 0040 and for material costs under CLIN 0042 and corresponding option year CLINs.

      c. The contractor shall provide SME/EW operators, when required, and charge against CLIN 0038 and corresponding option year CLINs. Use of the operator shall be approved by the on-site COR in advance. The Government may provide a co-pilot or SME/EW operator at its discretion.

C-9 SPECIAL FERRY MISSIONS. (CLINS 0019, 0020, 0033, 0034, 0036, 0119, 0120,
0133, 0134, 0136, 0219, 0220, 0233, 0334, 0336, 0419, 0420, 0433, 0434 AND 0436)
The contractor shall provide a fully functional, contractor-furnished, crewed and maintained aircraft and all labor, material, fuel, and equipment necessary to accomplish the mission. SPECIAL FERRY shall be utilized by the contractor to ferry aircraft in support of detachments to Hawaii (MIDPAC) and Japan (WESTPAC) from East and West Coast designated bases ant to Japan (WESTPAC) from Hawaii (MIDPAC).

C-10 SPECIAL MISSION EQUIPMENT/ELECTRONIC WARFARE (SME/EW) OPERATOR (CLINS 0038, 0138, 0238, 0338, AND 0438) The contractor shall provide SME/EW operators qualified in the systems specified in C-3 1d(2).

C-11 SPECIAL REQUIREMENTS PILOTS (OTHER THAN FLYING). (CLINS 0039, 0139, 0239, 0339, AND 0439) The contractor shall provide special requirements pilots for performing services other than flying, e.g., attending advance meetings and other non-flying requirements.

C-12 GOVERNMENT FURNISHED EQUIPMENT (GFE) INSTALLERS/GFE MAINTENANCE PERSONNEL. (CLINS 0040, 0140, 0240, 0340, AND 0440) The contractor shall provide GFE installers and maintenance personnel to install, remove, and maintain GFE. Also included are weight and balance calculations due to installation and removal of GFE and the keying of crypto.

C-13 TRAVEL/PER DIEM  (CLINS 0041, 0141, 0241, 0341, AND 0441)

      a. The contractor will be reimbursed for authorized travel costs as defined in Federal Acquisition Regulation 31.205-46 for TAD, including attending training required by the Government. Reimbursement for the cost incurred for transporting necessary personnel, equipment, tools, and material shall be on an actual cost basis and limited to the amounts allowed a Government employee under the Department of Defense Civilian Joint Travel Regulations (JTR). The contractor will be reimbursed for authorized per diem costs of lodging and meals at the daily rates for the applicable localities as specified in volume 2 of the JTR.

      b. The Government reserves the right to require contractor personnel to stay in approved government quarters and will provide travel orders in such case.

      c. The Government reserves the right to return TAD personnel to their duty station when extended periods of non-flight operations occur during TAD.

      d. Travel and per diem costs incurred in the replacement or relocation of personnel will be reimbursed when such replacement or relocation is for the contractor's or employee's convenience.

      e. The appropriate sections of volume 2 of the JTR will be provided to the successful offeror following contract award.

C-14 MATERIAL (CLINS 0042, 0142, 0242, 0342, AND 0442)

      a. Material provided under this line item is over and above that material priced in the flight hour rate as material necessary to perform the services specified in Section C. Expendable material costs for items such as office supplies and tools of the trade shall be absorbed by the contractor in its overhead rate.

      b. Airport use, transportation tax, and similar charges are included in this line item.

      c. Costs for obtaining or modifying STCs for any pod not listed elsewhere in the contract are considered material costs. STCs and STC modifications procured under this CLIN will become Government properly subject to the Government properly requirements of this contract.

      d. Government authorized CAP procured under this CLIN shall become properly of the Government and returned to the Government at the end of the contract.

C-15 SITE ACTIVATION/DEACTIVATION/RELOCATION - EAST COAST, WEST COAST, MIDPAC AND WESTPAC. (CLINS 0043, 0044, 0045, 0046, 0143, 0144, 0145, 0146, 0243, 0244,
0245, 0246, 0343, 0344, 0345, 0346, 0443, 0444, 0445, AND 0446. In the event that Government facilities become unavailable during the course of the contract, the contractor will be required to relocate to another site and continue to provide the required services. Costs directly attributable to the relocation will be negotiated and reimbursed hereunder. Facilities for operations in Puerto Rico, Whidbey Island, Washington, MIDPAC, and WESTPAC will be provided by the Government or will be negotiated prior to occurrence. Activation of additional sites in support of this contract will be negotiated prior to occurrence. Deactivation of sites, if required, will be negotiated in conjunction with the relocation negotiations.

C-16 ADMINISTRATIVE/TECHNICAL DATA. (CLIN 0047, 0147, 0247, 0347, AND 0447) The contractor shall provide administrative and technical data in accordance with DD Form 1423, Exhibit A.

C-17 ADDITIONAL SUPPORT AIRCRAFT. (CLIN 0048, 0148, 0248, 0348, AND 0448) The contractor shall provide other commercial aircraft to support future requirements under this contract. The Government will provide a minimum of sixty
(60) days notice prior to start of services.

C-18 AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT). (CLINS 0049, 0149, 0249, 0349, AND 0449) Equipment designated as "A" in Attachment (1) shall be procured, installed and maintained by the contractor. The contractor will be reimbursed for equipment designated as "A" at the unit prices proposed for Sub-CLIN's of CLIN 0049 and corresponding option year CLINs. The equipment will become Government owned equipment and returned to the Government in RFI condition at either the end of the contract or when recalled by the Government unless written authorization by the PCO stales that return is not required.

C-19 FEDERAL AVIATION ADMINISTRATION (FAA)/AIR MOBILITY COMMAND (AMC) CERTIFICATIONS

      a. The contractor shall be certified under provisions of the Federal Aviation Regulation (FAR) Part 135, "Air Taxi Operators/Commercial Operators," or FAR Part 121, "Domestic, Flag, and Supplemental Air Carriers and Commercial Operators of Large Aircraft." The contractor is responsible for obtaining a "Dual" Certificate of Airworthiness for all aircraft utilized under this contract, including "Standard" and "Restricted" if any alteration would remove the aircraft from the standard airworthiness category in accordance with the applicable FAR. Notwithstanding subparagraph (b) of FAR Part 135.1, aircraft used on this contract shall be operated under the provisions of FAR
Part 135.

      b. The contractor shall be certified by the Air Mobility Command (AMC) to carry passengers and cargo. The operations specifications shall authorize operations of the aircraft type, category, and class of aircraft and conditions of flight required under this contract (e.g. for multi-engine operations, passengers, cargo, Visual Flight Rules (VFR), Instrument Flight Rules (IFR) day and night.

      c. FAA certifications for all aircraft and AMC certifications shall be in place by the contract start date and remain in effect during the term of the contract.

      d. The installation of any special equipment called for by this contract SHALL be FAA-approved. When equipment/material has never been previously mounted on the aircraft, the contractor shall obtain or modify an existing contractor STC or obtain FAA approval prior to flight operations.

C-20 AIRCRAFT REQUIREMENTS

      a. The aircraft used to support this contract shall be certified in accordance with applicable FAA FARs. In addition, the aircraft shall be capable of performing within takeoff end landing field length requirements set forth in the aircraft flight operations manual.

      b. The contractor shall provide an FAA approved Minimum Equipment List for each aircraft used to support this contract. The contractor shall furnish the list in accordance with item A0003 of DD Form 1423, with updates as required.

      c. The contractor must provide at least one jet aircraft based on the East Coast capable of carrying up to 1500 pounds cargo. As a minimum, this aircraft shall have a cargo kit consisting of plywood flooring, tie downs, tie down nets and straps. This aircraft does not have to be the prime aircraft. It is desirable for this aircraft to have a cargo door, however, this is not a contract requirement. Access to the rear emergency egress hatch must be maintained at all times. All aircraft shall have been originally manufactured and or certified for flight into known or forecasted icing conditions.

C-21 SUBSTITUTION OF AIRCRAFT. Any replacement must meet mission requirements, FAA requirements, and be approved in advance in writing by the COR. Ferry costs for the replacement aircraft and crew shall be the responsibility of the contractor regardless of the location of the scheduled mission supported by the aircraft.

C-22 MAINTENANCE REQUIREMENTS

      a. AIRCRAFT. Aircraft shall be fully maintained and inspected by the contractor in accordance with an FAA-approved aircraft inspection program as set forth in the contractor's FAR Part 135 certificate and AMC requirements. All maintenance, preventive maintenance, and alterations shall be performed in accordance with the manufacturer's recommendations, requirements, and FAA-approved maintenance program (FAR Part 135). All time-limited or "on-condition" limited components, including engines, shall be replaced or overhauled as necessary at or before reaching the manufacturer's or FAA recommended or required time.

      b. MAINTENANCE FACILITIES. Contractor maintenance facilities at each designated base shall contain sufficient replacement parts, special tools, and publications required to fully support the aircraft's flight hour program.

      c. FAA CERTIFIED INSPECTOR. An FAA Certified Inspector shall be present whenever maintenance is performed on a "required inspection item."

      d. MAINTENANCE CAPABILITY. The contractor shall maintain all aircraft at the contractor's own facilities or other facilities readily accessible to the contractor and located within a 100 nautical mile radius of the designated base or base of operation. All maintenance performed shall be at the same level as provided in an FAA-approved repair station facility (Maintenance and Avionics) that will facilitate rapid turnaround of the aircraft. The capabilities include, but are not limited to:

              * Airframe overhaul
              * Engine installation
              * AU required phase or calendar inspections
              * Complete avionics repair, exchange, and installation
              * Other tow items and equipment

      e. DESIGN AND ENGINEERING. The contractor shall have the capabilities to provide the design and engineering necessary to obtain STCs for contract equipment installations including both GFE and CAP.

      f. BASE PROCEDURES/REGULATIONS. All base regulations and procedures (including local) shall be followed when operating on a military base within CONUS or in any foreign location.

      g. BULLETINS AND AIRWORTHINESS DIRECTIVES. Manufacturer's mandatory bulletins and FAA Airworthiness directives shall be followed by the contractor. The contractor shall comply with all new FAA Bulletins or Airworthiness directives as updated and published during the contract.

      h. DEFICIENCIES. Maintenance deficiencies existing prior to the contract shall be corrected before contract performance begins. Deficiencies occurring during the contract shall be corrected at the contractor's expense in accordance with the contractor's FAA approved maintenance procedures manual and governing manufacturer's maintenance manuals.

      I. RECORDS. The contractor shall ensure that all maintenance performed on contract aircraft is recorded in the aircraft's maintenance record in accordance with the approved manual and any applicable FARs. A copy of the aircraft's current maintenance record shall be kept at the designated base.

      j. AIRCRAFT WEIGHT AND BALANCE. The aircraft's required weight and balance data shall be determined in accordance with the contractor's FAR Part 135 certificate and any AMC requirements.

C-23 OPERATION AT DESIGNATED BASES

      a. The contractor is responsible for providing support equipment (SE) and peculiar support equipment (PSE) to support its aircraft at the designated bases. The Government will reimburse the contractor on an "as approved" basis by the COR for any adapters, etc., necessary to make Government facilities compatible with the contractor's SE, PSE, or aircraft. An example would be the manufacture of an adapter to make the in-ground electrical power units on the ramp at NAS Miramar compatible with the contractor's aircraft. Any such adapter, etc., would be subject to final approval by the local military base authority and become Government property at the end of the contract.

      b. The contractor is responsible for complying with all the military services, unique and local licensing and user training requirements. It is the contractor's responsibility to set-up support equipment and licensing procedures that are in accordance with the service requirements at the actual location of the equipment. The Government will assist in the scheduling of necessary classes and on-the-job training. The contractor shall coordinate with the services and design specific tests and training and set up programs that will meet the various services requirements for use of support equipment on the contractor's aircraft

      c. The contractor shall obtain permission from the on-site COR or PMA COR before positioning. This requirement includes back-up aircraft.

C-24 OPERATION AWAY FROM DESIGNATED BASES

      a. The contract will require operation from various military and civilian facilities during periods of Temporary Additional Duty (TAD). The contractor is responsible for obtaining any required authorizations and landing rights required by the specific military services or military base and complying with all local procedures. The contractor is also responsible for complying with all requirements for supporting operations from civilian airfields.

      b. The contractor shall be responsible for the launch and recovery of its aircraft at all locations and shall perform missions as scheduled, unless specifically exempted in writing by the on-site COR. The contractor shall provide a sufficient number of mechanics for detachments, at least one mechanic will be required for detachments of one or two aircraft. For detachments of three or more aircraft or operating in excess of 15 hours per day at any one location, two or more mechanics are required.

      c. The Government will provide SE during periods of TAD at military facilities. The contractor is responsible for providing PSE necessary to support the aircraft at bases away from the designated base.

      d. In the event that operations are necessary from civilian facilities, the contractor is responsible for providing SE and PSE required to support its aircraft.

C-25 SPECIAL STANDBY PROVISIONS FOR SPECIAL REQUIREMENTS PILOTS,
     SME/EW OPERATORS

In the event that special requirements pilots and SME/EW operators are authorized TAD by the Government, the Contractor will be authorized to bill up to eight hours of standby time daily, excluding weekends, holidays' and non-work days, when flight operations are not performed. However, if any of these persons performs work for the contractor, whether or not the work is for the benefit of the contractor, the standby time will be reduced on an hour for hour basis when flight operations are not performed that day. For example, if the SME/EW operator is also qualified to perform maintenance on the contractor's aircraft raft and the contractor utilizes the period of no flight operations to perform maintenance on the aircraft, the standby time allowed for the SME/EW operator will be reduced by one hour for each hour the SME/EW operator is performing maintenance on the aircraft.

C-26 PROGRAM REVIEWS. Program reviews will be held semi-annually at Naval Air Systems Command (NAVAIRSYSCOM) PMA-227, Patuxent River, Maryland, the contractor's facility, or as directed by the PMA COR. The contractor shall attend all program reviews and shall make a presentation sting of the following:

      (a) Overview of work accomplished to date or since last review and projected plan of action for completion of contract effort. Provide hand-out material documenting presentations;

      (b) Identification and discussion of problems encountered, if any, and action taken to resolve;


      (c) Identification and discussion of problems anticipated and contractor's plan of action to resolve problems; and

      (d) In special cases, additional program reviews may be held covering a portion of the activity when directed by the COR.

C-27 SCHEDULING MEETINGS. Scheduling meetings to coordinate and schedule upcoming exercises will be held quarterly at NAVAIRSYSCOM PMA-227, Patuxent River, Maryland, the contractor's facility, or as designated by the COR. Two of the quarterly meetings will be held in conjunction with the semi-annual program review and the other two meetings will be scheduled separately. The contractor shall attend all scheduling meetings.

C-28 SCHEDULING

      a. The Government may schedule its operations to commence at any time, 24 hours a day, seven days a week. However, a normal work week is Monday through Friday from 6:00 am. to 8:00 p.m., local time. Whenever operations are required outside of this time period or are of longer duration than 14 hours per day, the Government will give the contractor 24 hours advance notice. During periods of intensive test operations or major exercises, it is not uncommon for flight operations with all aircraft involved to run in excess of 14 hours a day, seven days a week for multiple weeks. When this type of schedule is anticipated to last one week or longer, the Government will give the contractor at least one month advance notice.

      b. GOVERNMENT COR INTERFACE. All scheduled flight operations and maintenance evaluations shall be only through the Government's on-site COR. A PMA COR will monitor contract progress and overall technical management of the contract and each delivery order thereunder, and should be contacted regarding questions or problems of a technical nature. During the absence of the COR, the alternate COR will be responsible. The Government will NOT pay for any flight or any other action that the on-site COR did not schedule prior to the flight or action. The on-site COR at FACSFAC VACAPES (Virginia Beach) schedules all missions for the East Coast and the on-site COR at FACSFAC San Diego schedules all missions for the West Coast and MIDPAC. The on-site COR will brief the Contractor Representative regarding the mission, provide mission support to the contractor's aircraft while they are on-station, subject to the capability of the facility, and certify receipt of services.

      c. The contractor shall designate, in writing, its home office Contractor Representative and an alternate. The contractor shall provide real-time, person-to-person scheduling support 24 hours a day, 7 days a week. The contractor may choose to man its scheduling office 24 hours a day; to provide a list of "duty personnel" with home phone numbers that will permit real-time access; or to provide beeper(s) to key personnel, etc., at the contractor's option and expense.

      d. The on-site COR and on-site Contractor Representative will coordinate scheduled workload to ensure sufficient assets are available to meet the mission requirements at all locations. The Government may or may not order flight services on any given day, depending upon the necessity of the work and suitability of flying conditions. Flight hour services will be scheduled on a weekly basis or in conjunction with the Fleet scheduling procedures at each operating location. Normally a Naval message is used as the document to schedule the exercises with all units involved.

      e. The following information is provided to familiarize the contractor with the appropriate scheduling activities for East Coast, West Coast, MIDPAC and WESTPAC operations.

              MISSION TYPE                              SCHEDULING ACTIVITY
              ------------                              -------------------
EAST COAST
----------
         Prop and Jet                                FACSFAC

         Lear Jet AIC, Track, Ferry, Utility         FACSFAC

         Tow Mission Basic                           FACSFAC

         Tow Mission Basic GFE Banner                FACSFAC

         Tow Mission Special                         FACSFAC or through NAWC Patuxent River,
                                                     MD to FACSFAC

         EW Mission (GFE Targets/Pods)               FACSFAC (Basic Training); FIWC (Intermediate
                                                     And Advanced Training)

         Special EW and/or Systems Test              Through NAWC Patuxent River MD to FACSFAC
                                                     or FIWC

         Optional Lear Test Bed                      Through NAWC Patuxent River MD to FACSFAC
                                                     or FIWC

         Ferry to all locations                      FACSFAC

         All RDT&E                                   Through NAWC Patuxent River MD to FACSFAC
                                                     or FIWC

         FACSFAC (Basic Training)                    Through FIWC (Intermediate and Advanced Training)
                                                     to FACSFAC

                                                     Through NAWC Patuxent River MD to FACSFAC
                                                     or through FIWC to FACSFAC
WEST COAST
----------

         Prop and Jet                                FACSFAC

         Lear Jet AIC, Track, Ferry, Utility         FACSFAC

         Tow Mission Basic                           FACSFAC

         Tow Mission Basic (GFE Banner)              FACSFAC

         Tow Mission Special                         FACSFAC or through NAWC Patuxent River MD
                                                     to FACSFAC

         EW Mission (GFE Targets/Pods)               FACSFAC (Basic Training); DET/FIWC (Intermediate
                                                     and Advanced Training)

         Special EW and/or Systems Tests             Through NAWC Patuxent River MD to FACSFAC or
                                                     DET/FIWC

         Optional Lear Test Bed                      Through NAWC Patuxent River MD to FACSFAC or
                                                     DET/FIWC

         Ferry locations                             FACSFAC

         All RDT&E                                   Through NAWC Patuxent River MD to FACSFAC or DET/FIWC

         FACSFAC (Basic Training)                    Through DET/FIWC (Intermediate and Advanced
                                                     Training) to FACSFAC

                                                     Through NAWC Patuxent River MD to FACSFAC or through
                                                     FIWC to FACSFAC.

MIDPAC

         All activities                              FACSFAC (All EW missions through DET FIWC)
                                                     (All RDT&E and Special Missions through NAWC
                                                     Patuxent River MD)

WESTPAC

         All activities                              FACSFAC or other activity as assigned.

C-29 OPERATIONS - AVAILABILITY NY/NON-AVAILABILITY OF SERVICES

      a. The contractor must provide aircraft and aircrew to support all requirements of this contract. The contractor shall be capable of responding to short notice (4 hour) requirements. The contractor shall provide replacement aircraft at the location of the unavailable aircraft, properly equipped to perform required missions, during period when the contractor aircraft are unavailable due to scheduled maintenance requirements. All costs associated with the placement of the substitute aircraft, to any location, will be at contractor expense. The contractor will be allowed 24 hours to substitute a properly equipped aircraft when contractor aircraft are unavailable due to unscheduled maintenance or an event that is clearly beyond the control of the contractor.

      b. UNAVAILABILITY. Service shall be recorded as unavailable whenever the contractor fails or is unable to comply with the schedule of operations. Service shall continue to be recorded as unavailable until the failure is corrected. If the aircraft and/or flight crews are unavailable for any mission or portion thereof, the contractor shall be assessed Liquidated Damages in accordance with Section F. It is the contractor's responsibility to inform the on-site COR when service becomes available.

C-30 INTERNET ADDRESS

       Prior to contract start, the contractor shall have an INTERNET address established and operating with contractor-furnished and maintained computer system(s) at its corporate office(s) for the purpose of operations, scheduling, financial, and general administrative matters. Additionally, the contractor shall have an INTERNET address in operation for its designated bases. The Contractor shall be required to have an INTERNET address at other bases as required by the COR after 60 days notice. Two computers will be provided as GFE for contractor use; one will be located at the East Coast designated base and the other at the West Coast designated base. If the contractor decides not to use the GFE, any replacement will be at the contractor's expense.

C-31 PERSONNEL REQUIREMENTS

      a. The contractor shall provide a sufficient number of qualified personnel necessary to meet the operation requirement of this contract. Personnel required shall consist of, but not be limited to, pilots, co-pilots, SME/EW operators, maintenance personnel, and Contractor Representatives. The contractor is required to provide any other personnel deemed necessary by the contractor to perform all aspects of the contract. As a minimum, the contractor shall provide one pilot-in-command (PIC) per aircraft, one co-pilot per aircraft, sufficient qualified maintenance personnel, one PIC in reserve at each designated base, and one SME/EW operator at each designated base.

      b. Personnel shall possess any required licenses, certifications and security clearances.

      c. Pilots and co-pilots must be qualified in accordance with all applicable FAA, FAR and AMC requirements. When no Government or contractor personnel, other than the pilot, are onboard, the co-pilots may be a pilot-in-training for type aircraft, provided all FAA FAR regulations are strictly followed. Pilots may not function in dual capacities during flight operations, regardless of certificates they may possess.

      d. SME/EW OPERATOR

            (1) Scheduling of the SME/EW operator will be provided by the on-site COR or the PMA COR in advance of mission.

            (2) The SME/EW operator must be qualified in the following GFE prior to award of contract. SME/EW maintenance personnel shall have a verifiable background and hands-on experience in the systems assigned to the various programs anticipated on this contract. Systems include the following:

            -     ALQ-176 POD
            - Military Identification Friend or Foe (IFF) systems (AN/APX-72 and AN/APX-100)(with CMS)
            -     ALQ-167 POD
            - TEC-60 IFF system (maintenance and installation handled by the Government)
            -     AST-4/6 POD'S
            -     One and two-way target towing systems
            -     Chaff dispensing system such as the ALE-2, ALE-43, etc.
            - Ancillary support systems for all of the above systems/equipment
            -     TLX tow targets
            -     Other items as approved by the Government
            -     USQ-113 Communications Jammer

            (3) For new GFE added after contract award, the SME/EW operator must successfully complete training offered by the Government within 30 days after receipt of equipment. Training for additional or replacement personnel shall be at contractor's expense.

      e. CONTRACTOR REPRESENTATIVES

            (1) The Contractor Representative shall have authority to schedule and assign contractor aircraft and crews in response to Government requirements. The Contractor Representatives shall interface between the Government and the contractor and shall:

                  (a) maintain close liaison with Government scheduler in matters regarding contractor's aircraft;

                  (b) provide contractor flight crews with comprehensive mission information. This will include all mission particulars in the initial scheduling pre-exercise message (PRE-EX) information provided by the unit receiving services, in addition to voice call information provided by the scheduling office;

                  (c) become familiar with applicable exercises in the Confidential Fleet Exercise Publication (FEP) and Allied Exercise Publication
(AEP) Series publications; and in turn,
ensure that contractor flight crews are familiar with these exercises and other required regional operational instructions; and

                  (d) provide coordination between contractor representative at the various Government scheduling activities for the best utilization of contractor assets.

            (2) The on-site Contractor Representatives shall be on duty during normal working hours and shall be located at each of the following sites:
FACSFAC Virginia Beach, Virginia and FACSFAC San Diego, California. Contractor Representatives may be required at FACSFAC Hawaii (MIDPAC) and a WESTPAC location. Normal duty hours are defined as 8 hours per day, 40 hours per week, consistent with the hours during which the main contingent of Government personnel with whom the contractor interfaces are operating.

            (3) The contractor shall designate a point of contact (company dispatcher, duty officer) for rapid response after duty hours (see Paragraph C-28c).

      f. MAINTENANCE PERSONNEL

            (1) The contractor shall provide sufficient maintenance personnel including maintenance personnel to be part of all detachments away from the designated base, by contract start date and maintain this level of staffing throughout the duration of the contract.

            (2) It is the contractor's responsibility to have all of its maintenance personnel properly licensed or certified to operate any support equipment at the contractor's designated bases prior to slant-up of this contract. New personnel shall be properly licensed or certified within 45 days from date of hire.

C-32 MINIMUM CONTRACTOR PERSONNEL QUALIFICATIONS

      a. PILOTS AND CO-PILOTS

            (1) Pilots and co-pilots shall be capable of correctly operating all standard and special aircraft equipment in each aircraft that they fly.

            (2) The pilots and co-pilots shall be experienced in military flight operations.

            (3) The pilots and co-pilots shall be experienced in operating aircraft that are towing tow targets and carrying external stores when assigned to those aircraft and missions.

            (4) Pilots and co-pilots shall possess a Commercial Pilot Certificate or Airline Transport Pilot Certificate with appropriate type rating, instrument rating and multi-engine rating. Pilots shall meet all requirements of FAR Part 135 and AMC for conducting operations specified in this contract. Verification will be by pilot logbooks and/or company pilot records.

            (5) Pilots and co-pilots must possess a SECRET clearance. Pilots and co-pilots carrying crypto equipment shall have crypto authorization.

      b. SME/EW OPERATORS

            (1) The SME/EW operator shall be qualified in all equipment requiring his or her expertise for any given flight.

            (2) The SME/EW must possess a SECRET clearance.

      c. CONTRACTOR REPRESENTATIVES

            (1) The Contractor Representatives shall have a minimum of one year each experience in aviation maintenance and aviation operations (aircraft operator or directing aircraft operations).

            (2) The Contractor Representatives must possess a SECRET clearance.

      d. MAINTENANCE PERSONNEL

            (1) Maintenance personnel shall be properly certified in accordance with the contractor's FAA approved Maintenance Procedures Manual.

            (2) One maintenance person on the East Coast and one on the West Coast must possess a SECRET clearance.

C-33 CONTRACTOR PILOT AUTHORITY AND RESPONSIBILITY

      a. The Pilot in Command (PIC) is responsible for the safe operation of the aircraft and the safety of its occupants and cargo. Safety requirements, such as preflight, reserve fuel, weight and balance limitations, and mission operations, are paramount and shall be strictly followed. The PIC shall refuse any flight takeoff, landing, or operation which the PIC considers hazardous or unsafe.

      b. The PIC shall not permit any passenger to ride in the aircraft or any cargo to be loaded therein unless authorized in writing prior to flight by the PCO, PMA COR, or on-site COR. All passengers, crew, and cargo will be manifested in accordance with existing Government directives and policies including AMC procedures.

C-34 1 LIMITATIONS AND RESPONSIBILITIES OF AIRCREW PERSONNEL

      a. FLIGHT TIME AND DUTY TIME LIMITATIONS. The contractor shall apply flight time/duty limitations for crew members in accordance with the contractor's FAR Part 135 Certificate and AMC requirements. The Government may further restrict daily flight hour and crew duty time if deemed necessary. The Government reserves the right to request that a pilot be removed from duty for fatigue or other causes before reaching his or her flight hour/crew duty time limitations. However, the contractor shall ensure that sufficient, qualified aircrew are available to perform assigned tasks.

      b. AIRCRAFT OR EQUIPMENT MALFUNCTION. The PIC shall terminate operations anytime an aircraft or equipment malfunction occurs which compromises flight safety, whenever approved Bight rules of engagement are violated, or whenever the PIC experiences a loss of situational awareness. The PIC will determine if flight operations in accordance with the briefed mission profile can safely be resumed and inform the flight leader of the supported flight. If flight operations cannot be resumed, the PIC shall terminate the mission. Terminated missions will not be counted as not available anytime a mission is aborted in flight for safety. The contractor shall immediately report any accident, incident, or unusual situation which could affect program planning, or which would degrade the safe utilization of a contractor item, system, or service to the using unit safety officer and the on-site COR.

C-35 PHYSICAL SECURITY

      The contractor shall be responsible for the physical security aspects of the work performed under this contract, including the security of all aircraft, associated vehicles, and equipment. Additionally, the contractor shall be responsible for GFE while in the contractor's possession and shall make provisions for adequate storage. Such storage at each designated base shall be located in one or more secure structures with a total storage area of approximately 200 square feet and physically located within close proximity of the aircraft. Lesser square footage may be required at other locations unless Government facilities are provided.

C-36 OPERATIONS SECURITY

      a. The prime contractor is responsible for developing a facility level OPSEC plan in accordance with Exhibit A004 of DD Form 1423 and ensuring all subcontractors have an OPSEC plan for each associated facility. The necessary planning, decision, threat matrix, and OPSEC plan format guidance is contained in the enclosures to CNO letter 5500 ser 983C3/6U355112 of 29 May 86. An approved OPSEC plan signed by the contractor shall be required prior to beginning classified work under this contract. The contractor shall implement the OPSEC plan within 20 calendar days after award of the contract.

      b. The contractor shall provide OPSEC protection for classified information (as defined in Industrial Security directives and FAR 4.401), sensitive information (as defined by Public Law 100-235 (101 STAT 1727)) and unclassified technical data (as defined in Title 15 C.F.R, Chapter III, International Trade Administration, Department of Commerce) developed or used in performance of this contract.

      c. OPNAVINST 5510.1H Chapter 12, Marking Technical Data that is prepared for the Navy, is a requirement of this contract. The appropriate Distribution Statement shall be assigned to each delivery order by the COR as part of this contract.

C-37 INFORMATION SECURITY

      a. The contractor shall ensure compliance with the National Industrial Security Program Operation Manual (NISPON) DOD 5220.22M.

      b. The contractor shall be required to possess a SECRET facility clearance within 90 days after contract award. As a minimum, the contractor shall possess a SECRET facility clearance at all primary bases of operation at the beginning of contract performance.

      c. The work performed under contract as delineated in the attached DD Form 254 (Attachment 4) will involve contractor access to TOP SECRET material at a Government or another contractor's facility and handling classified material up to and including SECRET COMSEC at the contractor's facility.

      d. Within 120 days of award of the contract, the contractor shall obtain a full COMSEC account which will include the STU-III voice/data terminals. STU-III data/voice terminals will be provided by the Government or authorized for procurement by the contractor. The COR, with input from the contractor, will determine the exact number of STU-III's required. The Government will provide or authorize the contractor to acquire secure fax machines in accordance with MIL-STD-188-161 for use under this contract. The COR, with input from the contractor, will determine the number of secure fax machines necessary for performance of the contract.

      e. The Government will provide at least one GSA approved security container at all locations designated to store classified equipment and/or material. In addition, some locations may be required to have an additional GFE security container for the storage of CMS equipment and codes. If additional classified storage is required, the Government will provide additional security containers. The contractor shall be responsible for storage of classified and COMSEC equipment and codes provided.

      f. The Government may operate from the contractor's facilities or contractor base location and may require temporary classified storage. When this period of time may be long, the Government will provide an additional security container. Space for placement of the security container in the contractor's facility shall be required.

      g. Although the hardware is not expected to be classified except for COMSEC equipment classified documents and data may have to be transported, generated, or written onboard the aircraft in the normal performance of the contract. The contractor's aircrew will be exercising classified aspects of front line aircraft. The contractor shall be accountable through its security program for safeguarding the classified information.

      h. The contractor shall use STU-III telephones for classified mission briefings when not required to attend face-to-face briefings.

C-38 AUTOMATIC DATA PROCESSING (ADP) SECURITY AND TEMPEST REQUIREMENTS. Contractors operating contractor-owned or controlled ADP resources to provide classified ADP support under this contract shall comply with the provisions of DOD 5220.22-M. Within 30 days after contract award, the contractor shall submit a contractor TEMPEST Vulnerability Assessment Request for systems processing data at the SECRET level or higher.

C-39 SECURITY WARNING. Performance under this contract may involve access to information affecting the national defense of the United States within the meaning of the Espionage Laws, Title 18 U.S.C. Sections 793 and 794. The transmission or the revelation of the classified contents or of the classified matter to which access may be had in any manner to an unauthorized person is prohibited by law.

C-40 INTELLIGENCE INFORMATION SECURITY

      a. Intelligence information necessary to perform the requirements of this contract will be provided to the contractor. The information does not become the property of the contractor and may be withdrawn at any time. Upon expiration of the contract, all intelligence information released and any information using data from the intelligence information will be returned to the releasing activity for final disposition.

      b. The contractor shall not release the intelligence information to any activity or person of the contractor's organization not directly engaged in providing services under contract or to another contractor (including subcontractors), Government agency, private individuals, or organizations without prior approval of the releasing activity.

      c. Intelligence information shall not be released to foreign nationals or immigrant aliens regardless of the level of their security clearance or access authorization without prior approval from the releasing activity.

      d. Intelligence information shall not be reproduced without prior approval of the releasing activity. All intelligence information shall bear a prohibition against reproduction while in the custody of the contractor.

      e. The contractor shall maintain records which will permit it to furnish, on demand, the names of individuals who have had access to intelligence material in its custody.

C-41 VISIT REQUESTS

      Clearance for contractor visits to Department of Defense activities will be handled in accordance with DOD 5220.22-M. Requests for visits to the Naval Aviation Depot Operations Center shall be forwarded to: Commanding Officer, Code 7.4.1, Mailstop 34, Naval Aviation Depot Operations Center, Naval Air Station, Patuxent River, Maryland 20670-5449.

C-42 COMMERCIAL QUALITY SYSTEM

      a. The contractor shall provide a commercial quality system which demonstrates a systems approach for managing quality, safety and contractor compliance with all contractual requirements. The contractor is accountable for all subcontractors and venders and as such, shall require of them a quality system achieving control of the quality of the services and supplies which they provide. The government may perform any necessary inspections, verifications and evaluations to ascertain the adequacy of the quality system. The government reserves the right to disapprove the quality system or portions thereof when it fails to support or ensure contractor compliance with any or all contractual requirements.

      b. The contractor shall ensure management policy and procedures stress corporate accountability for managing and ensuring that contract execution and quality assurance is effective and in continuous compliance with all contractual requirements and government concerns.

      c. Contractor policy and procedures shall emphasize periodic management review of the quality system to ensure effective development, implementation and execution of processes, systems and requirements for support of and compliance with all contractual requirements. Distribution of oversight results corrective actions and follow-up actions shall comply with good management principles. This shall include, as a minimum, contractor corporate level management and quality assurance, PCO/ACO, site CO/OIC and scheduling officer and PMA-227.

C-43 REQUIRED INSURANCE

      The types of insurance listed below, with the minimum amounts of liability indicated, are required in the performance of this contract (and subcontracts, if the teens of the prime contract are extended to the subcontract). An approved program of self-insurance, as provided in FAR 28-308 may be substituted.

      a. WORKER'S COMPENSATION AND EMPLOYER'S LIABILITY INSURANCE

Compliance with applicable Federal and State Worker's Compensation and Occupational Disease Statutes is required. If occupational diseases are not compensable under those statutes, they shall be covered under the employer's liability section of the insurance policy unless contract operations are so commingled with a contractor's commercial operations that it would not be practical to require the coverage. Employees liability coverage in the minimum amount of $100,000 shall be required except in states when exclusive or monopolistic funds that do not permit the writing of Workmen's Compensation by private insurance carriers.

      b. GENERAL LIABILITY INSURANCE

Bodily injury liability insurance with minimum limits of $500,000 per occurrence is required on the comprehensive form of policy; however, properly damage liability insurance is not required.

      c. AUTOMOBILE LIABILITY INSURANCE

This insurance is required on the comprehensive form of policy and shall provide bodily injury liability and property damage liability covering the operation of all automobiles used in connection with the performance of the contract. At lease the minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage are required. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal and customary claims.

         d.  AIRCRAFT PUBLIC AND PASSENGER LIABILITY TO INSURANCE

This insurance is required when aircraft are used in connection with the performance of the contract. The minimum limits of $200,000 per person and $500,000 per occurrence for bodily injury, other than passenger liability, and a limit of $200,000 per occurrence for property damage are required Passenger liability bodily injury insurance with limits of $200,000 per passenger with an aggregate equal to the total number of seats or number of passengers, whichever is greater, is required.

                              PART I - THE SCHEDULE



SECTION D - PACKAGING AND MARKING

D-1 PACKAGING AND MARKING

      (a) Unless otherwise specified by the ACO, materials and supplies shipped under this contract shall be preserved, marked, packaged, packed, and prepared for shipment in accordance with the American Society for Testing Material (ASTM) Designation D3951-82, Standard Practice for Commercial Packing, dated 29 January 1982. The Contractor shall be solely responsible for the preservation, marking, packaging, and packing of all material and supplies. Address shipments as stated below:

                  Naval Air Warfare Center - Aircraft Division
                  Mailstop 2, Building 1729
                  47371 Tate Road
                  Patuxent River MD 20670-5304

      (b) The technical and administrative data to be furnished shall be in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423, and shall be adequately packaged and packed to ensure safe delivery at destination. All reports shall prominently show on the cover of the report:

                       (i) Name and address of the Contractor;
                       (ii) Contract or delivery order number;
                       (iii) Contract or delivery order dollar amount;
                       (iv) Name of Contracting Officer's Representative (COR)

                               PART I THE SCHEDULE


SECTION E - INSPECTION AND ACCEPTANCE

E-1      52.252-02 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.  FEDERAL ACQUISITION REGULATION  (48 CFR CHAPTER 1)

52.246-2      INSPECTION OF SUPPLIES - FIXED PRICE  (AUG 1996 )

52.246-3 INSPECTION OF SUPPLIES - COST REIMBURSEMENT (APR 1984) (COST REIMBURSABLE CLINs ONLY)

52.246-4      INSPECTION OF SERVICES - FIXED PRICE  (AUG 1996)

52.246-5 INSPECTION OF SERVICES - COST REIMBURSABLE (APR 1984) (COST REIMBURSABLE CLINs ONLY)

52.246-6      INSPECTION - TIME AND MATERIAL AND LABOR HOUR  (JAN 1986)

52.246-16     RESPONSIBILITY FOR SUPPLIES  (APR 1984)


E-2  INSPECTION AND ACCEPTANCE OF TECHNICAL AND ADMINISTRATIVE DATA

Inspection and acceptance of technical and administrative data shall be in accordance with Exhibit A, DD Form 1423, Contract Data Requirements List, and will be accomplished by the Naval Air Systems Command, Program Manager Air, PMA 227, Mailstop 34, Naval Air Station, Patuxent River, MD 2067-5449.

E-3  INSPECTION AND ACCEPTANCE OF SERVICES

Inspection and acceptance of the supplies and services delivered hereunder shall be accomplished by the on-site Contracting Officer's Representative at the requiring activity.

E-4  QUALITY ASSURANCE

The Government reserves the right to perform acquisition quality assurance actions at the Contractor's plant, as well as at the Government's facilities. In addition, the Contractor shall provide and maintain a Federal Aviation Administration (FAA) approved Quality Assurance and Inspection Program in accordance with Federal Aviation Regulations for all services, supplies, and materials provided hereunder and work performed pursuant to the terms of this contract and shall comply with all FAA approved practices, procedures, directives and regulations.

                              PART I - THE SCHEDULE


SECTION F - DELIVERIES OR PERFORMANCE

F-1 FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.211-16         VARIATION IN QUANTITY  (APR 1984)

         Blanks to be completed as follow:

         (b) The permissible variation shall be limited to.

                  Zero percent increase.
                  Zero percent decrease.

52.242-15         STOP WORK ORDER  (AUG 1989)

52.242-17         GOVERNMENT DELAY OF WORK  (APR 1984)

52.247-34         F. O. B. DESTINATION  (NOV 1991)


F-2 PLACE OF PERFORMANCE

The services to be furnished hereunder shall be delivered or performed in accordance with orders issued by the Procuring Contracting Officer (PCO) and scheduled by the on-site COR of the requiring activity, as set forth in Section C herein.

F-3 PERIOD OF PERFORMANCE

      (a) The basic period of performance is for a one year period from 01 October 1996 through 30 September 1997. However, the period of performance may be extended in accordance with the option provision contained herein.

      (b) In addition to the basic performance period, the Government may exercise four twelve month option periods as specified below. All orders placed under an option shall be subject to the same terms and conditions as those contained in the basic contract.

         FIRST OPTION PERIOD:       01 October 1997 thru 30 September 1998
         SECOND OPTION PERIOD:      01 October 1998 thru 30 September 1999
         THIRD OPTION PERIOD:       01 October 1999 thru 30 September 2000
         FOURTH OPTION PERIOD:      01 October 2000 thru 30 September 2001

F-4 PLACE OF DELIVERY

The technical and administrative data to be furnished hereunder shall be delivered prepaid, FOB Destination, in accordance with Exhibit A, DD Form 1423, Contract Data Requirements List.

Services to be furnished shall be delivered in accordance with orders issued by the Procuring Contracting Officer (PCO) and scheduled by the Scheduling Officer of the requiring activity, as set forth in Section C herein.

Data and correspondence to be furnished hereunder shall be delivered prepaid paid, FOB Destination by the contractor to:


                  Naval Air Warfare Center, Aircraft Division
                  Mailstop 2, Building 1729
                  47371 Tate Road
                  Patuxent River MD 20670-5304

F-5 52.211-11 LIQUIDATED DAMAGES - SUPPLIES, SERVICES, OR RESEARCH
              AND DEVELOPMENT (APR 1984)

BLANK COMPLETED AS FOLLOWS:

      (a) If the Contractor fails to perform the services within the time specified in the contract, or any extension, the Contractor shall, in place of actual damages, pay to the Government as fixed, agreed, and liquidated damages for any scheduled flights that the contractor does not perform in accordance with the schedule a one-time amount equal to the price of the mission. The price of the mission will be determined by multiplying the flight hour unit price times the estimated mission time. The contractor will be permitted to reschedule unperformed flights within 30 days of the originally scheduled date only if there is no adverse impact upon the Government and the mission of the flight is still required. If the contractor performs the rescheduled flight, no liquidated damages for the original flight will accrue. If the contractor is unable to reschedule and perform the flight within 30 days, the Government will also reduce the minimum quantity (guaranteed quantity) of flight hour for the CLIN by the estimated mission time.

      (b) Alternatively, if delivery or performance is so delayed, the Government may terminate this contract in whole or in part under the Default-Fixed-Price Supply and Service clause in this contract and in that event, the Contractor shall be liable for fixed, agreed, and liquidated damages accruing until the time the Government may reasonably obtain delivery or performance of similar supplies or services. The liquidated damages shall be in addition to excess costs under the Termination clause.

      (c) The Contractor shall not be charged with liquidated damages when the delay in delivery or performance arises out of causes beyond the control and without the fault or negligence of the Contractor as defined in the Default-Fixed-Price Supply and Service clause in this contract.

                               PART I THE SCHEDULE


SECTION G  -  CONTRACT ADMINISTRATION DATA

G-1 CONTRACT ADMINISTRATION OFFICE: Contract administration functions (see FAR 42.302, DFARS 2422.302 and the Navy Acquisition Procedures Supplement 5242.302) are assigned to:

                           DCMAO Baltimore
                           200 Towsontown Blvd, West
                           Towson MD 21204-3099

Contract administration functions withheld, additional contract administration functions assigned, or special instructions (see FAR 42.202):

Authority is hereby delegated to the Administrative Contracting officer to execute contract modifications providing for deobligation of unexpended dollar balances considered excess to known contract requirements.

The Accounting Classification Reference Numbers (ACRN) assigned by the Naval Air Systems Command shall be used in applicable contract modifications or orders or modifications thereto issued by the cognizant contract administration office. If no ACRN is assigned by the Naval Air Systems Command, the contract administration office may assign an alpha-numeric ACRN (A1 through B9 and continuing, if necessary through Z9, excluding the letters "I" and "O") (see DFARS 204.7107).

The cognizant contract administration office shall distribute to the U. S. Navy International Logistics Control Office (NAVILCO) (Code 20), 700 Robbins Avenue, Philadelphia, Pennsylvania 19111, a copy of any report or document which indicates an anticipated or actual delay in the delivery of supplies or services called for under the Navy International Logistics Program (ILP), Foreign Military Sales (FMS), or Military Assistance Program (MAP) Item(s) identified in Section B, if any. Copies of reports or documents distributed to NAVILCO shall include the applicable Items number, the FMS Case Identifier and FMS country (or MAP record Control/Program Directive number identifier) and the requisition number and shall be in addition to any other distribution required by this contract or directives applicable to the cognizant contract administration office (see NAPS 5225.871-4(a)(2)).

When the paying office determines that conditions permit payment by Electronic Funds Transfer (EFT) and the contractor has elected to receive payment via EFT, payment can be made pursuant to the "Electronic Funds Transfer Payment Methods" clause of this contract.

G-2 PCO QUALITY ASSURANCE REPRESENTATIVE. Any quality assurance questions, comments, problems, recommendations, etc., which cannot be resolved at the Administrative Contracting Officer (ACO) Quality Assurance Representative (QAR) level should be communicated to the Procuring Contracting Officer (PCO).

G-3 PAYING OFFICE. The disbursing office which will make payments under the contract will be designated when the contract is awarded. Accounting and appropriation data chargeable under the contract will be included in the contract when awarded.

G-4 REMITTANCE ADDRESS. The prospective contractor is requested to enter below the name, the address (Street and number, city, state and zip code) to which payments should be mailed by the Government if different from the prospective contractor's address shown in its offer or quotation:

N/A

G-5 ELECTRONIC FUNDS TRANSFER (EFT) REMITTANCE ADDRESS. The prospective contractor is requested to enter below; the name, the address (street and number, city, state and zip code) and American Bankers Association (ABA) 9 digit account number of the financial institution to which the contractor's payments will be electronically transferred. The resultant contract will specify the Contractor's account number as provided on an "SF 3881, Payment Information Form" unless stipulated otherwise by the prospective contractor.

                           Crestar Bank
                           Richmond, Virginia 23229
                           ABA No. 051000020
                           Account No. 204077796

G-6 SUBMISSION OF INVOICES (FIXED PRICE) (JUL 1992) (VARIATION) (NAPS
    252.232-9000)

      (a) "Invoice" as used in this clause does not include contractor's requests for progress payments.

      (b) The contractor shall submit original invoices with 3 copies to the address indicated on the solicitation/contract award form (SF 26-Block 10; SF 33-Block 23; SF 1447-Block 14) unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155-Block 13 or SF 26-Block 10).

      (c) The use of copies of the Material Inspection and Receiving Report
(MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instructions for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

      (d) In addition to the requirements of the Prompt Payment clause of this contract the contractor shall cite on each invoice the contract line item number
(CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets and the payment terms.

      (e)   The contractor shall prepare:

              X   a separate invoice for each activity designated to receive the
             ---  supplies or services.

                  a consolidated invoice covering all shipments delivered under
             ---  an individual order.

             ---  either of the above.

      (f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment of office.

      (g) Certification of Services. Flight hours ordered, scheduled, received or regretted shall be recorded on the Certification of Services Form contained in Attachment 5. The Certification shall be signed by both the designated Contractor's Representative and the On-site Contracting Officer's Representative. The signatures shall indicate concurrence of flight hours and services received or regretted; and, shall be substantiated by a copy of the flight schedule. The Certification of Services and the copy of the flight schedule shall be attached to the invoice submitted for approval.

G-7 SUBMISSION OF INVOICES (COST-REIMBURSEMENT, TIME-AND-MATERIAL, LABOR HOUR,
    OR FIXED-PRICE INCENTIVE (VARIATION) (NAPS 5252.232-9001) OCT 1994)

      (a) "Invoice", as used in this clause, includes contractor requests for interim payments using public vouchers (SF 1034) but doesn't include contractor requests for progress payments under fixed-price incentive contract.

      (b) The contractor shall submit invoices and any necessary supporting documentation, in an original, and 3 copies to the Contracting Officer Representative (COR) at the address listed in the

Contract Administration Plan, herein. Invoices will be segregated by individual order. Following certification, the COR will forward the original and two copies to the Cognizant Defense Contract Audit Agency. Following audit verification, the contract auditor will forward the original and 3 copies to the designated payment office for payment in the amount determined to be owed, in accordance with the applicable payment (and fee) clause(s) of this contract.

      (c) Invoices requesting interim payments shall be submitted no more than once every two week, unless another time period is specified in the Payments clause of the contract. For indefinite delivery type contracts, the interim payment invoices shall be submitted no more than once every two weeks and not less than once every 30 days, for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

      (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

            (1)   Contract Line Item Number (CLIN);
            (2)   Subline Item Number (SLIN);
            (3)   Accounting Classification Reference Number (ACRN);
            (4)   Payment Terms (e.&, Net 30);
            (5)   Procuring Activity;
            (6)   Date supplies provided, or services performed;
            (7)   Costs incurred and allowable under the contract;
            (8) Vessel (e.g., ship, submarine, or other craft), or system for which supply/service provided; and
            (9)   A list of any GFE/GFM/GFP bought or provided under the order.

      (e) A DD Form 250 is not required, but may be submitted in lieu of Public Voucher SF 1034, as long as all necessary cumulative columns are included;

      (f) A Certificate of Performance, signed by a company official authorized to commit the company contractually, shall be submitted with each invoice.

      (g) The following is a suggested format for the aforementioned certification:

            A. CERTIFICATE OF PERFORMANCE - CONTRACTOR INVOICE NO._______

            B. CONTRACTOR CERTIFICATE

                  1. This is to certify that the following services were performed under Contract No._________, Order No. ___________ during the period through____________.

Labor Category                 Regular Hours               Overtime Hours
--------------                 -------------               --------------

                  2. Overtime work was authorized by ____________NOTE: This is not applicable unless contract specifically provides for overtime.

                  3. The following authorized travel was performed in connection with official duties:

      Date          From        To             Mode of Transportation
      ----          ----        --             ----------------------

                  4. Describe services performed. Identify work to applicable line item and indicate estimate of percent of completion achieved.

                  5. This is to verify that this invoice contains no charges for personnel who do not meet the conditions of his contract.


                  ___________________________             ______________
                  Contractor's Representative             Date

      C. COR

                  I certify that the labor charge and other costs described above are appropriate and reflect the work accomplished by the contractor as required by the order specified and that the services were performed satisfactorily.

                  _____________________________           ____________
                  Name of COR                             Date


                  _____________________________           ____________
                  Title                                   Organization

G-8 INVOICE INSTRUCTIONS:


1. General, Strict compliance with the Invoice Instructions will facilitate early payment of invoices. However, no payment can be made until the contract is returned, properly executed, to the Naval Air Systems Command, AIR-2.5.3.1 Mailstop 34, Naval Air Station, Patuxent River, MD 20670-5449.

2. Assignments. Notwithstanding an assignment of money claims pursuant to authority contained in the contract, the Contractor--not the assignee--is required to prepare invoices. Where such an assignment has been made, the original copy of the invoice must refer to the assignment and must show that payment of the invoice is to be made directly to the assignee as follows:

      Pursuant to the instrument of assignment, dated ____________, make payment of this invoice to (name and address of assignee).

ADDITIONAL DISTRIBUTION FOR DD FORM 250 - MATERIAL INSPECTION AND RECEIVING REPORT (MIRR). Addressees of special distribution recipients of the MIRR which are not specified in DFARS Appendix F. Table 2 (F-401) are as follows:

Item                                Special Distribution (DD Form 250)
----                                ----------------------------------

All Items                           Commander
                                    Naval Air Systems Command
                                    Code PMA 227, Mailstop 34
                                    Naval Air Station
                                    Patuxent River MD 20670-5449

                                    Commander
                                    Naval Air Systems Command
                                    Code AIR 2.5.3.1.2, Mailstop 34
                                    Naval Air Station
                                    Patuxent River MD 20670-5449

                                    Naval Air Warfare Center - Aircraft Division
                                    Bldg 1729, Mailstop 2
                                    47371 Tate Road
                                    Patuxent River MD 20670-5304


3. Flight Time. Invoices shall be submitted utilizing the decimal equivalent of hours for each flight hour flown under the contract. Flying time shall be measured from take-off (lift-off) to landing (touch down) plus five (5) minutes. Flight hours shall be recorded in the decimal equivalent of hours delineated in Table 1 on the following page:


                                     TABLE 1

                             Flight Time Conversions

           MINUTES              HOURS               MINUTES             HOURS
           -------              -----               -------             -----
            0:01               0.0167                 0:31             0.5167
            0:02               0.0333                 0:32             0.5333
            0:03               0.0500                 0:33             0.5500
            0:04               0.0667                 0:34             0.5667
            0:05               0.0833                 0:35             0.5833
            0:06               0.1000                 0:36             0.6000
            0:07               0.1167                 0:37             0.6167
            0:08               0.1333                 0:38             0.6333
            0:09               0.1500                 0:39             0.6500
            0:10               0.1667                 0:40             0.6667
            0:11               0.1833                 0:41             0.6833
            0:12               0.2000                 0:42             0.7000
            0:13               0.2167                 0:43             0.7167
            0:14               0.2333                 0:44             0.7333
            0:15               0.2500                 0:45             0.7500
            0:16               0.2667                 0:46             0.7667
            0:17               0.2833                 0:47             0.7833
            0:18               0.3000                 0:48             0.8000
            0:19               0.3167                 0:49             0.8167
            0:20               0.3333                 0:50             0.8333
            0:21               0.3500                 0:51             0.8500
            0:22               0.3667                 0:52             0.8667
            0:23               0.3833                 0:53             0.8833
            0:24               0.4000                 0:54             0.9000
            0:25               0.4167                 0:55             0.9167
            0:26               0.4333                 0:56             0.9333
            0:27               0.4500                 0:57             0.9500
            0:28               0.4667                 0:58             0.9667
            0:29               0.4833                 0:59             0.9833
            0:30               0.5000

4. Invoicing Instructions

The following instructions apply to Section C:

CLINs 0001, 0002, 0003, 0009, 0010, 0011, 0013, 0021 and corresponding option year CLINs. The contractor will invoice at the flight hour unit price in Section
B. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN and Delivery Order are reflected in the invoice documents.

CLINs 0004, 0014, 0022, and corresponding option year CLINs. The contractor will invoice at the flight hour rate unit price in Section B. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLINs 0005, 0015 and corresponding option year CLINs. The contractor will invoice at the flight hour unit price in Section B. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents. The Government may require the contractor to procure additional targets/banners, tow reels, launchers and cable reeling systems as CAP to support specific Government tests; and, the contractor will invoice under the material CLIN.

CLINs 0006 and corresponding option year CLINs. The contractor will invoice at the flight hour unit price in Section B. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLINs 0007, 0017, 0023 and corresponding option year CLINs. The contractor will invoice at the flight hour unit price in Section B. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLINs 0008, 0018 and corresponding option year CLINs. The contractor will invoice at the flight hour unit price in Section B to perform special EW and/or systems missions. The contractor shall utilize the table contained in paragraph 3 above to calculate flight hours for invoicing purposes and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents. The contractor will invoice for labor and material to install or assist government personnel to install GFE internal and/or external pods and test bed/EW platforms utilizing CLIN 0040 for reimbursement of labor and CLIN 0042 for reimbursement of material.

CLIN 0038 and corresponding option year CLINs. The contractor will invoice at the man hour unit price in Section B. The contractor shall calculate time to the nearest 1/2 hour of labor hours performed and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLIN 0039 and corresponding option year CLINs. Invoicing of pilots utilized as crew on an aircraft performing a regularly scheduled mission will be made as part of the Flight Hour unit price for the applicable CLIN. Pilots performing services other than flying, i.e., attending advance meetings or special missions that require more than one crew will be invoiced at the man hour unit price for CLIN 0039 and corresponding option year CLIN Invoices will include actual time (Monday-Friday), except holidays, unless actual work is performed on a holiday and approved in advance by the on-site COR. If a pilot also flies that day in support of a training mission, invoicing and reimbursement under CLIN 0039 and the corresponding option year CLIN shall only be made for hours associated with the requirements of this CLIN. Hours flown in support of a training mission shall be invoiced as part of the flight hour unit price for the mission. The contractor shall calculate time to the nearest 1/2 man hour and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents. Billing for these services will be submitted with mission related invoices.

CLIN 0040 and corresponding option year CLINs. The contractor will invoice for costs directly related to Government authorized flights, at the man hour unit price in Section B. The contractor shall calculate time to the nearest 1/2 man hour and shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents. Examples of authorized charges are the installation and removal inspection of an external pod, weight/balance due to installation/removal of Government authorized equipment and the keying of Crypto equipment that is necessary for the successful completion of the Government scheduled flight but not included in the flight hour CLIN. Normal, day-to-day maintenance of the contractor's aircraft is considered an unauthorized charge and the contractor will not invoice under this CLIN for such maintenance. Invoicing under this CLIN must be for actual maintenance (other than normal day-to-day) performed and must reflect the specific project/flight the maintenance is supporting

Invoicing for maintenance actions SHALL be submitted CONCURRENTLY with flight hour invoices for the flight(s) the maintenance action supported. Late submittals will NOT be approved for payment unless performance was approved in writing by the PMA in advance.

CLIN 0041 and corresponding option year CLINs. When Temporary Assigned Duty
(TAD) is ordered by the PCO and authorized by the on-site COR to perform the requirements of this contract away from the designated base, the contractor will invoice for those costs allowed a Navy Government employee in the Joint Travel Regulation (JTR) and in accordance with FAR 31.205-46, exclusive of profit. The contractor shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLIN 0042 and corresponding option year CLINs. The contractor will invoice for over and above material used in support of this contract; obtaining or modifying STCs for PODs not listed elsewhere in the contract; cancellation costs provided in the Flight Time paragraph below; and CAP authorized in writing for procurement/lease. Costs contained in invoices shall be in accordance with FAR 52.216-7, Allowable Cost and Payment and will not include profit. The contractor shall submit copies of its and its sub-contractor's vendor receipts for all material costs included in its invoice. The contractor shall ensure the proper CLIN, ACRN, and Delivery Order are reflected in the invoice documents.

CLINs 0019, 0020, 0024, 0025, 0026, 0027, 0028, 0029, 0030, 0031, 0032, 0033,
0034, 0035, 0036, 0037, 0043, 0044, 0045, 0046 and corresponding option year
CLINs. Invoice instructions will be provided when and if negotiation of these line items becomes necessary.

CLIN 0047 and corresponding option year CLINS. Administrative/Technical Data will not be invoiced nor reimbursed separately.

CLIN 0048 and corresponding option year CLINS. Invoice instructions will be provided when and if negotiation of this line item becomes necessary.

CLIN 0049 and corresponding option year CLINS. The contractor will invoice at the fixed unit price for each sub-CLIN item in Section B. The invoice shall include the proper CLIN/sub-CLIN, ACRN, and Delivery Order.

Flight Time (Base and Option Years). Invoicing for and payment of flight time associated with all flight hour CLINS will be made only for flight time ordered by the PCO and scheduled by the on-site COR. Flying time shall be measured from take-off (lift-off) to landing (touch down) plus five (5) minutes. Government ordered ferry flights between the designated base and/or alternate base(s) will be paid at the flight hour rate unless a special ferry flight hour rate is approved. Ferry flights are for distances over 200 miles from start location or as otherwise specified in Section C.

Invoicing shall not include and payments will not be made for the initial staging and final removal of the contract aircraft and personnel to and from the designated base(s).

Invoicing shall not include and payment will not be made for flights for the benefit of the contractor, such as maintenance test flights, ferrying to and from maintenance facilities, initial Government flight evaluations and subsequent contractor requested flight evaluations (unless such evaluations can, in the opinion of the Government, be conducted in conjunction with scheduled Government operations or as deemed to be in the best interests of the Government).

Invoices will not include ordered flights canceled by the Government prior to taxi. However, if cancellation occurs after start of taxi, but prior to becoming airborne, invoices will include and payment will be made for taxi time at the fuel consumption rate of taxi fuel proposed by the contractor in the comparison rates below, multiplied by each minute spent for taxi at the approved fuel rate:

                  Taxi Fuel                                   Flight Fuel
                    Usage                                     Usage
         Prop 60 Gallons per hour                    85 Gallons per hour
         Jet 230 Gallons per hour                    250 Gallons per hour
         Lear 35/36 120 Gallons per hour             235 Gallons per hour

As a minimum, the Government will guarantee and the contractor's invoice may include one flight hour per scheduled flight for each aircraft once it becomes airborne, unless the planned flight time is less than one hour, or for operational reasons the Government requires the aircraft to return to base. If this requires dumping of fuel, or other expenses, the Government will reimburse any actual cancellation costs, including fuel usage or dumped fuel, under the material CLIN, not to exceed 1.0 hour flight time cost for each occurrence including any actual flight time.

G-9 RESERVED

G-10 RESERVED

G-11 DESIGNATION OF CONTRACTING OFFICER REPRESENTATIVES (CORS) AND ALTERNATES

      Contracting Officer Representatives (CORs) and alternate CORs will be designated in writing after contract award at each of the following locations:
NAVAIRSYSCOM PMA 227; Fleet Area Control and Surveillance Facility, Virginia Capes, Oceana, Virginia (FACSFAC VACAPES); and Fleet Area Control and Surveillance Facility, North Island, San Diego, California (FACSFAC San Diego). Duties of the CORs and Alternate CORs are as specified in C-28. The CORs and Alternate CORs do not have authority to modify any provision of the contract or delivery order. Any deviation from the terms of the contract must be submitted to the Contracting officer for contractual action.

G-12 RESERVED

                              PART I - THE SCHEDULE


SECTION H - SPECIAL PROVISIONS

                                      INDEX



The Special Provisions consist of the Index and the following Sections:


SECTION           TITLE                                                                 PAGE
-------           -----                                                                 ----
  H               Special Provisions

  H-1             Procedures For Delivery Orders (Services) (Jul 1990)                    64
                  (Navair 5252.216-9550)

  H-2             Environmental Controls (Jan 1991)                                       64
                  (Navair 5252.223.9500)

  H-3             Government Property For The Performance Of This Contract                65
                  (Fixed Price) (Mar 1991) (Navair 5252.245-9500)

  H-4             Performance Based Contract                                              68

  H-5             AMC 5352.247-1000 Air Safety                                            68
                  (Nov 1991/AMCFARS)

  H-6             AMC 5352.247-1001 Requirements for                                      69
                  Authorization to Engage in Air
                  Transportation (Mar 1988/AMCFARS)
                  Alternate 1 (Mar 1988/AMCFARS)

  H-7             AMC 5352.247-1002 Contractor's                                          69
                  Failure to Provide Service (Jun 1992) -
                  Alternate 1 (Jun 1992/AMCFARS)

                              PART I - THE SCHEDULE

SECTION H - SPECIAL PROVISIONS

H-1 PROCEDURES FOR DELIVERY ORDERS (SERVICES) (JUL 1990)
    (NAVAIR 5252.216-9550)

      (a)         Each delivery order shall:

                  (1) Comply with (b) below,
                  (2) Be issued as a delivery order on DD Form 1155 (Order for Supplies or Services/Request for Quotations), or on Standard Form 30 (Amendment of Solicitation/Modification of Contract) in the case of a modification to an order,
                  (3) be identified by procurement instrument number in accordance with DFARS Part 204.7003;
                  (4) incorporate the terms and conditions of this contract by reference;
                  (5) set forth a detailed statement of work which references the sub-task area(s) in Section C and description of the data requirements to be provided;
                  (6) utilize DD 1423's for the ordering of data requirements and for the purposes of "Special Distribution--Material Inspection and Receiving Report (MIRR)" clause specify addresses of special distribution recipients for DD 250's;
                  (7) set forth a delivery order maximum price;
                  (8) specify the commodities, equipment systems, and/or manufacturers to which the Organizational conflict of Interest provisions apply,
                  (9) set forth packaging (preservation and packing) and marking requirements for deliverables;
                  (10) specify any GFE or GFI applicable to that order,
                  (11) set forth the Government's required delivery or performance date and the place of performance, indicating therein the Contractor's facility to be utilized; and, in the event travel is required in the performance of the work ordered, the locations at which such performance is necessary;
                  (12) set forth the place or places where inspection and acceptance will be made by the Government;
                  (13) set forth the applicable appropriation and accounting data;
                  (14) be signed by the authorized Government representative
                  (PCO);
                  (15) contain a travel itinerary.


      (b) Under no circumstances shall an order or a modification to an order be issued:

                  (1) Prior to contract issuance;
                  (2) if the delivery requirements extend beyond 120 days after the expiration of the initial contract or any option year, and
                  (3) when the order required access to classified material and a DD-254 has not been provided for inclusion in the order.


H-2   ENVIRONMENTAL CONTROLS (JAN 1991) (NAVAIR 5252.223-9500)

      Notwithstanding that the contract may require the use of paints or coatings which do not meet state or district requirements for reduced volatile organic compounds (VOC's), the contractor must comply with all federal, state, and local regulatory requirements respecting air quality and emission limitations. It remains the contractor's responsibility to meet the requirements for reduced VOC's even where to do so will require the use of engineering controls or other special painting equipment.

H-3 GOVERNMENT PROPERTY FOR THE PERFORMANCE OF THIS CONTRACT (FIXED PRICE) (MAR 1991) (NAVAIR 5252.245-9500)

      (a) Definition. Government production and research property, as the term is used herein, shall consist of special tooling to which the Government has title or the right to acquire title, Government owned special test equipment and Government-owned facilities as each term is defined respectively in FAR 45.101 and 45.301.

      (b) Authorization to Use Government Production and Research Property, Material, and Agency Peculiar Property Currently Covered by Government Contracts Without Rental Charge in Performing this Contract Government production and research property, material, and agency peculiar property covered by the following listed Government contracts on the effective date of this contract is hereby authorized for use on a rent-free, non-interference basis in the performance of this contract and sub-contracts of any tier issued hereunder:

            Contract No(s): NONE

      (c) Authorization to Use Government Production and Research Property and Agency Peculiar Property to be Provided under this Contract Without Rental Charge in Performing this Contract. (This paragraph does not cover such property in possession of the Contractor or his subcontractors on the date of award of this contract)

            (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government production and research property and agency peculiar property identified in
(c)(2) through (c)(5) to the Contractor. The Contractor is hereby authorized to use, on a rent-free basis, said property in the performance of this contract.

            (2) Special Tooling (as defined in FAR 45.101):

                                    None

            (3) Special Test Equipment (as defined in FAR 45.101):

                                    None

            (4) Facilities (as defined in FAR 45.301):


                                SEE ATTACHMENT 2

(These facilities shall, when provided, become accountable under and be subject to that facilities contract, if any, in effect between the Government and the Contractor or any of his subcontractors at the plant where they are to be located during performance of this contract.)

            (5) Agency Peculiar Property (as defined in FAR 45.301 and DOD FAR Supplement 245.301):

                                SEE ATTACHMENT 2

The following terms and conditions shall be applicable to the agency peculiar property, if any identified above:

                  (A) each item of agency peculiar property shall be identified by its Federal Item Identification Number and Government Nomenclature;

                  (B) the agency peculiar property shall be accounted for under this contract; and

                  (C) Upon completion or termination of this contract, the Contractor shall request and comply with disposition instructions from the Contracting Officer.

      (d) Government Material and Agency Peculiar Property to be Furnished Under this contract This paragraph covers Government-owned material and agency peculiar property furnished to the Contractor for (A) consumption in the course of manufacture, testing, development, etc., or (13) incorporation in items to be delivered under this contract, e.g., Master Government-Furnished Equipment List (MSFEL).

                  (1) Subject to the provisions of the Government Property clause of this contract, the Government hereby agrees to provide hereunder the Government-owned agency peculiar property and material identified in (d) (2) and
(d)(3) to the Contractor. The Contractor is hereby authorized, as appropriate,
(A) to consume the material identified in (d)(2) and the agency peculiar property identified in (d)(3) in performing this contract or (B) to incorporate such material and agency peculiar property in articles under this contract.

                  (2) Material (as defined in FAR 45.301):


                                SEE ATTACHMENT 2

Requisitioning Documentation. Contractor access to the federal supply system is permitted only when the material as well as the quantity is identified in the above paragraph The Contractor shall prepare requisitioning documentation for the above material in accordance with the "Military Standard Requisitioning and Issue Procedure (MILSTRIP) for Defense Contractors", DOD 4000.25-1-M, Chapter 11 and NAVSUP Publication 437 as revised by DOD AMCL 1 A guidance. The contractor must submit all requisitions for Government Furnished Material (GFM) from the supply system to the Management Control Activity (MCA) specified in Section G of this contract.

Upon completion or termination of this contract, the Contractor shall request and comply with disposition instructions from the Contracting Officer.

                  (3) Agency Peculiar Property (as defined in FAR 45.301 and DOD FAR Supplement 245.301):

                                SEE ATTACHMENT 2

The terms and conditions made applicable to agency peculiar property in (c)(5) shall be applicable to the agency peculiar property, if any, identified above.

      (e) Government Installations to be Made Available Under this Contract (This paragraph covers Government installations, or portions thereof, to be made available to a contractor but not transferred to his possession-for example, test centers, wind tunnels, aircraft fields, as well as buildings, furniture, or equipment. Instructions may be needed to establish ground rules or plans governing availability of installations.)

                  (1) The Government hereby agrees to make available hereunder on a rest-free, non-basis for performing this contract the Government installations, or portions thereof, identified in (e) (2) in accordance with standard operating procedures and priorities unless otherwise specified in the Schedule Although non Government-furnished property" under this contract, the provisions of paragraph (a) of the Government Property clause of this contract shall apply to these installations.

      (2) Installations.

      SEE ATTACHMENT 2

      (f) Bailed Property to be Used Under this Contract. (This paragraph will not obviate the need to set forth in this contract the terms of the project agreement as required by the pertinent bailment agreement).

                  (1) The bailed property identified in (f)(2) is hereby authorized for use on a rent-free basis in the performance of this contract Although not "Government-furnished property" under this contract, the provisions of paragraph (a) of the Government Property clause of this contract shall apply to this bailed property.

                                                              Bailment Agreement
                                                              Under which
                  (2) Description            Serial Number             Accountable
                  ---------------            -------------             -----------
                           None

                  (3) The bailed property identified in (f)(2) is furnished "as is" and the Government makes no representations or warranties with respect to such property, including the suitability of such property for the intended use.

      (g) This clause shall in no event be construed to authorize rent-free use of any property identified above for any effort other than that called for under this contract.

      (h) Installation Cost. The price of this contract constitutes full compensation to the Contractor for all costs to be incurred under this contract for the adaptation and installation of the property identified in this clause.

      (i) Installation. Government production and research property, other than foundations and similar improvements necessary for the installation of special tooling, special test equipment, and plant equipment, as defined in FAR 45.101, shall not be installed or constructed on land not owned by the Government in such fashion as to be non-severable unless authority is granted by the Contracting Officer cognizant of the contract under which the property is provided in accordance with FAR 45.309.

      (j) Limitation. This clause does not authorize the Contractor to acquire any property for the Government.

      (k) The Contractor represents that the price and delivery schedule of this contract have been established in reliance on the Government granting the authorization in (b), (c), (d), (e) and (f), and that no charge has been included in this contract for use of the property as authorized above.

      (l) Whenever the Contracting Officer authorizes or makes available the use, on a rent-free basis, of additional Government production and research property or other Government property in the performance of this contract or subcontracts of any tier under this contract, the contract win be equitably adjusted in accordance with the procedures provided for in the Changes clause.

      (m) If the Government production and research property or other Government property authorized or made available above is decreased by the Government, the Contractor win be entitled to an equitable adjustment to the terms of this contract in accordance with the procedures provided for in the Changes clause hereof as a result of such decrease; provided, however, that if any such decrease is due to the failure of the Contractor or his subcontractors of any tier under this contract to fulfill their respective obligations either with respect to the work such properly is to be used to perform, the Contracting Officer will take such circumstances into account in establishing the equitable adjustment.

H-4 PERFORMANCE BASED CONTRACT

      In performing the requirements of this contract, the contractor will utilize the technical and management approaches proposed in response to solicitation N00019-96-R-0026. The contractor is allowed flexibility in performance of this contract to the extent that performance outcomes specified outcomes specified in Section C of the contract and offered in the proposal are not degraded. Both parties recognize the contractor's proposal in response to solicitation N00019-96-R-0026 as the baseline for performance.

H-5 5352.247-1000 AIR SAFETY (NOV 1991/AMCFARS)

      (a) Contractor is obligated to comply with generally accepted standard of airmanship, training, and maintenance practices and procedures. Contractor must also satisfy DOD quality and safety requirements as described in 32 CFR Part 861, Section 861.3. In addition, contractor shall comply with all provisions of applicable statutes, tenders of service, and contract terms as such may affect flight safety, as well as with all applicable Federal Aviation Administration Regulations, Airworthiness Directives, Orders, rules and standards promulgated under the Federal Aviation Act of 1958, as amended. Compliance with published standards may not, standing alone, constitute compliance with generally accepted standard of airmanship, training, or maintenance.

      (b) The cleanliness and orderliness of an aircraft, including the visible components and surface thereof affect the ability to inspect an aircraft, may be valid indicators of the overall maintenance level of an aircraft, and may have a direct effect on the security and confidence of passengers. Therefore, Contractor's failure to keep and maintain all such components and surfaces of the aircraft used in performance of this contract clean, orderly, and in good state of repair may be deemed a failure to comply with generally accepted standards of maintenance to the extent the failure goes beyond mere cosmetic or housekeeping deficiencies and relates in some manner to confidence in the safety, maintenance, or airworthiness of the aircraft.

      (c) Should the Government determine that any of the following conditions exit, it may suspend or place in temporary nonuse status Contractor's further performance of airlift transportation services for the Department of Defense:

                  (1) Contractor's failure to meet any of the obligations imposed by the preceding two paragraphs.

                  (2) Involvement of one of Contractor's aircraft in a serious or fatal accident, incident, or operational occurrence (regardless of whether or not such aircraft is being used in the performance of this contract).

                  (3) Any other condition which affects the safe operation of Contractors flights hereunder.

      (d) Such suspension shall be accomplished pursuant to the Air Mobility Command (AMC) and Military Traffic Management Command (MTMC) Commercial Airlift safety Review Procedures (32 CFR Part 861), which are hereby incorporated in this contract by reference, or any procedures that supersede same which may be adopted by HQ AMC/MTMC from time to time. The suspension procedures, including the temporary nonuse, reinstatement, and appeal processes, regardless of outcome, does not give rise to any liability on the part of the Government.

      (e) Suspension or temporary nonuse hereunder resulting in unavailability of contractor aircraft to perform service under this contract shall be treated as failure to maintain authorization to engage in air transportation under the clause of the contract entitled, "Requirement for authorization to Engage in Air Transportation" .

H-6 5352.247-1001 REQUIREMENT FOR AUTHORIZATION TO ENGAGE IN AIR TRANSPORTATION (MAR 1988)/AMCFARS) ALTERNATE 1 (MAR 1988/AMCFARS)

      a. This contract is conditioned upon the Contractor being a commercial air taxi operator within e meaning of the Federal Aviation Act (FAA of 1958 as amended) ant holding a current Air Carrier Operating Certificate in accordance with Part 127/135 of the Federal Aviation Regulations and holding Registration under Part 298 of the Economic Regulations of the DOT. Furthermore, the contractor shall not be in suspension of temporary nonuse status in accordance with the special clause in Section H entitled "AIR SAFETY."

      b. If at any time during the performance period of this contract the Contractor is not in compliance with the requirements of paragraph a. above, including, but not limited to instances when the certificate demonstrating compliance with paragraph a above is (i) suspended by the pertinent regulatory body for any period of time even though the effect of the suspension is stayed pending review by a court of competent jurisdiction, (ii) canceled or revoked in its entirety by the pertinent regulatory body even though the effect of the cancellation or revocation is stayed pending review by a court of competent jurisdiction, or (iii) such certificate or interim operating authority has expired and has not been renewed, then the Contracting Officer may elect any one or a combination of the following courses of action:

                  (1) Suspend the Contractor from further performance of all or part of this contract until such time as the suspension/temporary nonuse imposed by the pertinent regulatory body shall have expired or until such time as the suspension, temporary nonuse, cancellation or revocation shall have been finally set aside, removed, or otherwise terminated. The period of suspension of this contract will begin at the time that notice thereof is given by the Contracting Officer to the Contractor's designee. AU flights which were scheduled to be flown during the time any such suspension is in effect will be canceled. A unilateral modification reflecting the cancellation and reducing the Government's obligation accordingly will be issued by the Contracting Officer at the Termination of the period during which this contract is suspended or after the expiration of the period of performance of this contract. Any such cancellation is not for the convenience of the Government and is not a termination within the meaning of the clause, SECTION I, entitled "Termination for Convenience of the Government (Fixed-Price)." Such cancellation will be accomplished at no cost to the Government.

                  (2) Exercise the Government's rights under the special clause of the contract entitled "Contractor's Failure to Provide Service."

                  (3) Terminate this contract in whole or in part under the procedures of the clause, SECTION I, entitled "Default". If this contract is terminated for default pursuant to this subparagraph b(3), and it is subsequently determined that termination for default is not appropriate, this contract shall then be considered to have been canceled pursuant to subparagraph b(4) below.

                  (4) Cancel this contract in whole or in part. Any such cancellation will be accomplished by the issuance of a unilateral modification and will not be a termination under the clause, SECTION entitled "Termination for Convenience of the Government (Fixed Price)" and the Government will not be liable for costs incurred as a result of such cancellation.

H-7 5352.247-1002 CONTRACTOR'S FAILURE TO PROVIDE SERVICE (JUN 1992) - ALTERNATE 1 (JUN 1992/AMCFARS)

      a. In the event the contractor's aircraft is unable to depart from any station, or if it can depart from any station but is unable to transport the full amount of generated traffic within the guaranteed ACL, the government may invoke remedies which are set forth in this paragraph which will neither constitute a termination within the meaning of the clause entitled "Termination for convenience of the Government," nor in any way diminish the government's rights under the clause entitled "Default." The rights and remedies of the government provided for in this paragraph are not exclusive and do not give rise to government liability for costs incurred and are in addition to any other government rights and remedies provided for by law or by this contract.

      b. Substitute Service. This term, as used herein, applies to the substitution of an aircraft to replace contractor's aircraft which is unable to proceed from the departure station or from any enroute elation short of destination in accordance with schedules established pursuant to this contract. If the contractor fails to make an aircraft available for departure as required by the Bight schedules, the government may: (l) cancel the requirement for further movement of the defaulted flights; (2) require the Contractor to transport the defaulted passengers or cargo by substitute service within such additional time as the contracting officer may allow-, (3) acquire substitute service from commercial sources; or (4) reschedule the defaulted flight or transport the defaulted passengers or cargo, or any portion thereof, itself. The exercise of any of these options will be in accordance with the following:

                  (1) In the event that the requirement for further movement of the defaulted flights is canceled the number of flight hours for the flight involved will be subtracted from the government's guarantee. The decrease in Government guarantee will be deleted from the contract by unilateral modification.

                  (2) If the contractor is required to transport the passengers or cargo of the defaulted flights by substitute service within such additional tune as the contracting officer may allow, the actor shall arrange and pay directly all cost involved in the transportation by the substitute aircraft actor will be paid, in this event the full contract price for the flight involved, irrespective of the amount paid by him for this transportation by substitute aircraft. The substitute aircraft provided by the contractor must be of like type, configured in accordance with the applicable specifications, and must be approved by the contracting officer. In lieu of, or in addition to providing the above type substitute service, the contractor may, at his own expense, purchase the amount of space by common carriage or otherwise needed for the movement of passengers or cargo of the defaulted flight. The purchase of such space must be approved by the contracting officer. In such event, contract or would be paid the contract price for the involved transportation.

                  (3) The government may purchase substitute service from commercial sources. This can be by a substitute commercial aircraft or by the purchase from commercial sources of sufficient space ID transport by common carriage or otherwise the number of passengers or amount of cargo involved in defaulted flight. In either event, the substitute service shall be deducted from the government's guarantee and the contractor would be charged by the government, any amount which the government had to pay to commercial sources which is in excess of the contract price for the transportation of the passengers or cargo involved for the distance involved. Contractor will not be paid any amount for this defaulted flight. The contractor shall provide all services normally provided in connection with flights operating under this contract.

                  (4) The government may, in its discretion, elect to either reschedule the defaulted flight a later time with the performance period of the contract or may move these passengers and/or this cargo, or any portion thereof. In this event, the number of flight hours for the flight involved will be subtracted from the Government's guarantee and the contractor will be charged, by the Government, the excess, if any, of the charge for this movement over the contract price. Contractor will not be paid any amount for transportation of passengers or cargo of the defaulted flight.

                                     PART II

                          SECTION I - CONTRACT CLAUSES


I-1      FAR 52.252.2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.


         52.202-1    DEFINITIONS (OCT 1995)
         52.203-3    GRATUITIES (APR 1984)
         52.203-5    COVENANT AGAINST CONTINGENT FEES (APR 1984)
         52.203 C    RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                     (OCT 1995)
         52.203-7    ANTI-KICKBACK PROCEDURES (JUL 1995)
         52.203-10   PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER
                     ACTIVITY (SEPT 1990)
         52.203-12   LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                     TRANSACTIONS (JAN 1990)
         52.203-13   PROCUREMENT INTEGRITY - SERVICE CONTRACTING (SEP 1990)
         52.204-2    SECURITY REQUIREMENTS (AUG 1996)
         52.208-1    REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS
                     (APR 1984)
         52.209-6    PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING
                     WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR
                     DEBARMENT (JUL 1995)
         52.211-5    NEW MATERIAL (MAY 1995)
         52.211-7    OTHER THAN NEW MATERIAL RESIDUAL INVENTORY, AND FORMER
                     GOVERNMENT SURPLUS PROPERTY (MAY 1995)
         52.211-15   DEFENSE PRIORITY ALLOCATION REQUIREMENTS (SEPT 1990)
         52.215-2    AUDIT AND RECORDS-NEGOTIATION (OCT 1995)
         52.215-23   PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA -
                     MODIFICATION (OCT 1995)
         52.215-25   SUBCONTRACTOR COST OR PRICING DATA - MODIFICATION (OCT
                     1995)
         52.215-26   INTEGRITY OF UNIT PRICES (OCT 1995)

         52.215-27   TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)
         52.215-33   ORDER OF PRECEDENCE (JAN 1986)
         52.215-39   REVERSION OR ADJUSTMENT OF PLANS FOR POST-RETIREMENT
                     BENEFITS OTHER THAN PENSIONS (PRB) (MAR 1996)
         52.215-41   REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION
                     OTHER THAN COST OR PRICING DATA (OCT 1995)
         52.215-42   REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION
                     OTHER THAN COST OR PRICING DATA - MODIFICATIONS (OCT
                     1995)

                     Blank in (a)(1)(ii)(c) completed as follows:   $2500.

         52.21543    AUDIT-COMMERCIAL ITEMS (OCT 1995)

         52.216-7 ALLOWABLE COST AND PAYMENT (AUG 1996) (PERTAINS TO COST REIMBURSABLE CLINS ONLY)

         52.216-18   ORDERING (OCT 1995)

                     Blanks completed as follows:

                     date of award through expiration of this contract including any extension thereof.

         52.216-19   ORDER LIMITATIONS (OCT 1995)

                     Blanks completed as follows:

                     (a) 1 lot or 25 Flight Hours or 10 man-hours or 1 trip
                     (b)(1) 1 lot or the guaranteed number of Flight Hours or the estimated quantity of man-hours, trips, or each item of special equipment.
                     (b)(2) 1 lot or the guaranteed number of Flight Hours for each item or the estimated quantity of man-hours, trips, or items of special equipment.
                     (b)(3) 10 days
                     (d) 10 days

         52.216-21   REQUIREMENTS (APR 1984)(PERTAINS TO REQUIREMENTS CLINS
                     ONLY)

         52.216-22   INDEFINITE QUANTITY (OCT 1995)

                     Blanks completed as follows:

                     "30 days after expiration of the effective period of the contract."

         52.217-9    OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989)

                     Blank to be completed as follows:

                     Para: (a) within the current contract period of
                               performance
                     Para: (c) "60 months or 5 years"

         52.219-6    NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (APR 1984)

         52.219-8 UTILIZATION OF SMALL, SMALL DISADVANTAGED AND WOMAN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)

         52.222-1    NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)

         52.222-3    CONVICT LABOR (AUG 1996)

         52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION (JUL 1995)

         52.222-26   EQUAL OPPORTUNITY (APR 1984)

         52.222-28   EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                     (APR 1984)

         52.222-29   NOTIFICATION OF VISA DENIAL (APR 1984)

         52.222-35   AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                     VETERANS (APR 1984)

         52.222-36   AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

         52.222-37   EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                     VETERANS OF THE VIETNAM ERA (JAN 1988)

         52.222-41   SERVICE CONTRACT ACT OF 1965 AS AMENDED (MAY 1989)

         52.222-43   FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT -  PRICE
                     ADJUSTMENT MULTIPLE YEAR AND OPTION CONTRACTS) (MAY 1989)

         52-222-47   SERVICE CONTRACT ACT (SCA) MINIMUM WAGES AND FRINGE
                     BENEFITS (MAY 1989)

         52.223-2    CLEAN AIR AND WATER (APR 1984)

         52.223-3 HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA (NOV 1991)

         52.223-6    DRUG-FREE WORK PLACE (JUL 1990)

         52.223-14   TOXIC CHEMICAL RELEASE REPORTING (OCT 1995)

         52.225-11   RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

         52.227-1    AUTHORIZATION AND CONSENT (JUL 1995)

         52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (APR 1984)

         52.227-3    PATENT indemnity (APR 1984)

         52.228-5    INSURANCE - WORK ON A GOVERNMENT INSTALLATION (SEP 1989)

         52.228-7    INSURANCE - LIABILITY TO THIRD PERSONS (MAR 1996)

                     (APPLICABLE TO COST REIMBURSABLE CLINS ONLY)

         52.229-3    FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

         52.229-5 TAXES - CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO (APR 1984)

         52.229-6    TAXES - FOREIGN FIXED-PRICE CONTRACTS (JAN 1991)

         52.230-2    COST ACCOUNTING STANDARDS (APR 1996)

         52.230-3 DISCLOSURE AND CONSISTENCY OF COST ACCOUNTING PRACTICES (APR 1993)

         52.232-1    PAYMENTS (APR 1984)

         52.232-7 PAYMENTS UNDER TIME AND MATERIAL AND LABOR HOUR CONTRACTS (APR 1984)

         52.232-8    DISCOUNTS FOR PROMPT PAYMENT (APR 1989)

         52.232-9    LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

         52.232-11   EXTRAS (APR 1984)

         52.232-17   INTEREST (JUN 1996)

         52.232-18   AVAILABILITY OF FUNDS (APR 1984)

         52.232-20   LIMITATION OF COST (APR 1984)
                     (PERTAINS TO COST REIMBURSABLE CLINS ONLY)

         52.232-23   ASSIGNMENT OF CLAIMS (JAN 1986)

         52.232-25   PROMPT PAYMENT ( MAR 1994)

         52.232-28   ELECTRONIC FUNDS TRANSFER PAYMENT METHODS (APR 1989)

         52.233-1    DISPUTES (OCT 1995) ALTERNATE I (DEC 1991)

         52.233-3    PROTEST AFTER AWARD (OCT 1995)

         52.237-2 PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR 1984)

         52.237-3     CONTINUITY OF SERVICES (JAN 1991)

         52.242-1 NOTICE OF INTENT TO DISALLOW COSTS (APR 1984) (PERTAINS TO COST REIMBURSABLE CLINS ONLY)

         52.242-3    PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)

         52.242-4    CERTIFICATION OF INDIRECT COSTS (OCT 1995)

         52.242-13   BANKRUPTCY (JUL 1995)

         52.243-1    CHANGES - FIXED PRICE (AUG 1987) ALTERNATE II (APR 1984)

         52.24-2 CHANGES - COST REIMBURSEMENT (AUG 1987) (PERTAINS TO COST REIMBURSEMENT CLINS ONLY)

         52.243-3    CHANGES - TIME AND MATERIAL OR LABOR HOURS (AUG 1987)

         52.243-6    CHANGE ORDER ACCOUNTING (APR 1984)

         52.243-7    NOTIFICATION OF CHANGES (APR 1984)

                     Blanks to be completed as follows:

                     (b) 10 calendar days
                     (d) 30 calendar days

         52.244-1    SUBCONTRACTS (FIXED PRICE CONTRACTS) (FEB 1995)

         52.244-2 SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (MAR 1996)
                     (PERTAINS TO COST REIMBURSEMENT CLINS ONLY)

         52.244-3 SUBCONTRACTS (TIME AND MATERIAL AND LABOR HOUR CONTRACTS) (APR 1985)

         52.244-5    COMPETITION IN SUBCONTRACTING (JAN 1996)

         52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEM AND COMMERCIAL COMPONENTS (OCT 1995)

         52.245-2    GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS) (DEC 1989)

         52.245-5 GOVERNMENT PROPERTY (COST REIMBURSEMENT, TIME AND MATERIAL, OR LABOR HOUR CONTRACTS (JAN 1986) (PERTAINS TO COST REIMBURSEMENT CLINS ONLY)

         52.245-19   GOVERNMENT PROPERTY FURNISHED "AS IS" (APR 1984)

         52.246-25   LIMITATION OF LIABILITY - SERVICES (APR 1984)

         52.247-3    PREFERENCE FOR U.S. - FLAG AIR CARRIERS (APR 1984)

         52.248-1    VALUE ENGINEERING (MAR 1989)

         52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED PRICE) (AUG 1996)

         52.249-6 TERMINATION (COST REIMBURSEMENT) (MAY 1986) PERTAINS TO COST REIMBURSEMENT CLINS ONLY)

         52.249-8    DEFAULT (FIXED PRICE SUPPLY AND SERVICE (APR 1984)

52.249-14   EXCUSABLE DELAYS (APR 1984)

52.251-1    GOVERNMENT SUPPLY SOURCES (APR 1984)

52.253-1    COMPUTER GENERATED FORMS (JAN 1991)

I-2  FAR 52.203-9 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
                       INTEGRITY-MODIFICATION (SEP 1995)


         (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

         (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

         (e) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c) (2) of this clause is not required for a modification which procures commercial items.

CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATIONS (NOV 1990)

(1) I,________________________ (Name of certifier) am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to the "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ____________________________ (contract and modification number).

(2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _________________________________ (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

(3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER NONE IF NONE EXISTS

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________
(Signature of the officer or employee responsible for the modification proposal and date)

________________________________________________________________________________

(Typed name of the officer or employee responsible for the modification proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 19, UNITED STATES CODE,
SECTION 1001.


                             (End of Certification)


         (d) In making the certification in paragraph (2) of the certificate, he officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of Section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

         (e) The certification required by paragraph (c) of this clause is a material representative of fact upon which reliance will be placed in executing this modification. (End of Clause)

I-3  FAR 52.222-42      STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES
                        (MAY 1989)


         In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332


THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION


Employee class                                   Monetary wage



Labor Category                            Norfolk       Jacksonville  San Diego
--------------                            -------       ------------  ---------
                                          Virginia      Florida       California
                                          --------      -------       ----------

First Pilot (Captain)                     $ 17.75       $ 17.75       $ 17.75
First Officer (Co-pilot)                  $ 16.17       $ 16.17       $ 16.17
Aircraft Mechanics                        $ 13.15       $ 14.50       $ 14.23
Aircraft Mechanic Helper                  $ 10.24       $ 10.15       $ 11.42
Aircraft Servicer                         $ 11.42       $ 11.22       $ 12.74
Aircraft Worker                           $ 12.00       $ 12.50       $ 13.73
Aircraft Quality Control Inspector        $ 13.73       $ 15.35       $ 13.73
Warehouse Specialist                      $ 10.24       $ 10.15       $ 11.42
Tools and Parts Attendant                 $ 10.24       $ 10.15       $ 11.42
Supply Technician                         $ 11.22       $ 11.22       $ 11.22
Secretary III                             $ 10.10       $ 10.10       $ 10.10
Library Technician                        $  9.06       $  9.06       $  9.06
General Clerk IV                          $  9.58       $  9.58       $  9.58
General Clerk II                          $  7.42       $  7.42       $  7.42
Computer Sys Analyst I                    $ 13.73       $ 13.73       $ 13.73
Computer Sys Analyst II                   $ 16.61       $ 16.61       $ 16.61

252.225-7031  SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)
252.227-7013 RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (NOV 1995) 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL
              COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)
252.227-7015  TECHNICAL DATA - COMMERCIAL ITEMS (NOV 1995)
252.227-7016  RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7017  IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE
              RESTRICTIONS (JUN 1995)
252.227-7019 VALIDATION OF ASSERTED RESTRICTIONS - COMPUTER SOFTWARE (JUN 1995) 252.227-7025 LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENTS-FURNISHED
              INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995) 252.227-7026 DEFERRED DELIVERY OF TECHNICAL DATA OR COMPUTER SOFTWARE (APR
              1988)
252.227-7027  DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE (APR
              1988)
252.227-7028  TECHNICAL DATA OR COMPUTER SOFTWARE PREVIOUSLY DELIVERED TO THE
              GOVERNMENT (JUN 1995)
252.227-7030  TECHNICAL DATA - WITHHOLDING OF PAYMENT (OCT 1988)
252.227-7034  PATENTS - SUBCONTRACTS (APR 1984)
252.227-7036  CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)
252.227-7037 VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (NOV 1995) 252.231-7000 SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7006  REDUCTION OR SUSPENSION OF CONTRACT PAYMENTS UPON FINDING OF
              FRAUD (AUG 1992)
252.233-7000  CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF (MAY
              1994)
252.239-7016  TELECOMMUNICATIONS SECURITY EQUIPMENT, DEVICES, TECHNIQUES, AND
              SERVICES (DEC 1991)
252.242-7000  POSTAWARD CONFERENCE (DEC 1991)
252.242-7004  MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DEC 1991)
252.243-7000  ENGINEERING CHANGE PROPOSALS (MAY 1994)
252.243-7001  PRICING OF CONTRACT MODIFICATIONS (DEC 1991)
252.245-7001  REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.246-7000  MATERIAL INSPECTION AND RECEIVING REPORT (DEC 1991)
252.246-7001  WARRANTY OF DATA (DEC l99l)
252.247-7023  TRANSPORTATION OF SUPPLIES BY SEA (NOV 1995)
252.249-7001 NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT (DEC 1991) 252.251-7000 ORDERING FROM GOVERNMENT SUPPLY SOURCES (MAY 1995)

Accounting Clerk II             $ 7.21       $ 7.21       $ 7.21
Accounting Clerk II             $ 8.10       $ 8.10       $ 8.10

Fringe Benefits:

(1) Contribution of 5.1% of basic hourly rate for health insurance.

(2) Contribution of 7% of basic hourly rate for retirement

(3) Ten paid holidays as follows: New Year's, Martin Luther King's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day, and Christmas Day.

(4) Paid annual leave (vacation) as follows:

         (a) Two hours annual leave each week for an employee with less than three years of service.

         (b) Three hours annual leave each week with five hours of annual leave each week for the last two-week pay period in the year for an employee with three but less than 15 years of service.

         (c) Four hours annual leave each week for an employee with 15 or more years of service.


II DEFENSE ACQUISITION REGULATION SUPPLEMENT - 48 CFR CHAPTER 2 CLAUSES (BY REFERENCE)

252.201-7000  CONTRACTING OFFICER'S REPRESENTATIVE (DEC 1991)
252.203-7001  SPECIAL PROHIBITION ON EMPLOYMENT (NOV 1995)
252.203-7002  DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7000  DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992) 252.205-7000 PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS (DEC
              1991)
252.209-7004  REPORTING OF COMMERCIAL TRANSPORTATION WITH THE GOVERNMENT OF A
              TERRORIST COUNTRY (SEP 1994)
252.223-7001  HAZARD WARNING LABELS (DEC 1991)
252.223-7002 SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES (MAY 1994) 252.223-7003 CHANGE IN PLACE OF PERFORMANCE-AMMUNITION AND EXPLOSIVES (DEC
              1991)
252.223-7004  DRUG-FREE WORK FORCE (SEP 1988)
252.223-7006  PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS
              MATERIALS (APR 1993)
252.225-7001 BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (JAN 1994) 252.225-7002 QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (DEC 1991) 252.225-7005 IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES (DEC 1991) 252.225-7012 PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (NOV 1995) 252.225-7014 PREFERENCE FOR DOMESTIC SPECIALTY METALS (NOV 1995)
252.225-7016 RESTRICTION ON ACQUISITION OF ANTIFRICTION BEARINGS (MAR 1996) 252.225-7025 FOREIGN SOURCE RESTRICTIONS (APR 1993)
252.225-7026  REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (NOV
              1995)

          PART II I- LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

         EXHIBIT                                                     DATE
         -------                                                     ----

(a) Contract Data Requirements List - DD 1423                       12/5/95

ATTACHMENTS

(1) Avionics, Special Equipment, and Aircraft Modifications         12/5/95

(2) Government Furnished Equipment/Facilities                       12/5/95

(3) Glossary of Terms                                               12/5/95

(4) DD Form 254 DOD Contract Security Classification                12/5/95
    Specification

(5) Certification of Services Form                                  8/93

(6) DOL Wage Determination Numbers 94 2057(R4),
    94-2115(R5), 94 2543(R7), and 95-0222(R1)

(7) Price Proposal Manning - By CLIN

(8) Sample Fully Burdened Fixed Labor Rate Summary

                                   EXHIBIT (A)
                 Contract Data Requirements List - DD Form 1423

                                    19 pages

                                                              Exhibit (a) Page 2
                                                 CONTRACT DATA REQUIREMENTS LIST
                                                              CONTINUATION SHEET

A001.  BLOCK 16:

            THE CONTRACTOR SHALL PROVIDE THE COMMERCIAL AIR SERVICES STATUS REPORT CONTRACT LINE ITEM (CLIN/SUBCLIN AS FOLLOWS:

TYPE MISSION:                                   SPECIFY HOURS FLOWN BY TYPE MISSION

USER:                                           SPECIFY HOURS FLOWN USER BY TYPE
                                                MISSION.

REIMBURSABLE EXPENSES:                          LIST DOLLARS INVOICED

DAYS AVAILABLE/NONAVAILABLE:                    LIST IN DAYS AND/OR HOURS AND DOLLAR
                                                AMOUNT.

TOTALS: HOURS:                                  TOTAL HOURS FLOWN
         DOLLARS:                               TOTAL DOLLARS INVOICED

SUBTOTALS:                                      TOTAL FOR EACH DATA ELEMENT DURING
                                                THIS REPORTING PERIOD BY USER AND
                                                TYPE MISSION.

GRAND TOTAL THIS PERIOD:                        TOTAL FOR EACH DATA ELEMENT DURING
                                                THIS REPORTING PERIOD.

GRAND TOTAL TO DATE:                            TOTAL FOR EACH DATA ELEMENT FOR YEAR TO
                                                DATE.

TARGETS:                                        BY TYPE TARGET, LIST INVENTORY,
                                                TARGETS EXPENDED, TARGETS
                                                REMAINING, MISSIONS FLOWN, AND
                                                AVERAGE MISSION PER TARGET FOR THIS
                                                PERIOD AND FOR TOTAL TO DATE.

ACRN ACCOUNTING:                                FOR EACH ACRN, LIST HOURS FLOWN,
                                                REIMBURSABLE EXPENSES, AND DOLLARS
                                                INVOICED BY TYPE MISSION.

DELIVERY ORDER ACCOUNTING:                      LIST EXPENDITURES AND BALANCES
                                                REMAINING BY LINE OF ACCOUNTING FOR
                                                EACH DELIVERY ORDER.

                                                                     Exhibit (a)
                                                                          Page 4

                                  DI-MGMT-80227

7.          APPLICATION/INTERRELATIONSHIP (Cont'd)

        7.4 Paragraphs 10.3.f, 10.3.g, and 10.3.h herein should be tailored on DD Form 1423 when such cost data is already submitted through a sophisticated cost reporting system under the contract.
------------------------------------------------------------------------------

10.         PREPARATION INSTRUCTIONS (Cont'd)

            k. Record of all significant telephone calls and any commitments made by telephone;
            l. Summary of Engineering Change Proposal (ECP) status, including identification of proposed ECPs, approved ECPs, and implemented ECPs;
            m.   Contract schedule status;
            n.   Plans for activities during the following reporting period;
            o.   Name and telephone number of preparer of the report;
            p. Appendixes for any necessary tables, references, photographs, illustrations, and charts.

                                                                     Exhibit (a)
                                                                          Page 5

FROM:       (CONTRACTOR'S NAME)
TO:         62809245

ATTN:       VAW OPERATIONS

SUBJ: FLIGHT SERVICE UNDER CONTRACT N00421-84-C-0063 FOR THE PERIOD 05 - 11 JAN 87.

DATE                    FROM        TO          START        STOP       TOTAL TIME          EVENT
----                    ----        --          -----        ----       ----------          -----
LINE ITEM 0015
--------------
06 JAN                  PHF         PHF         1135         1600            04+25          PR7006-151
07 JAN                  PHF         ISP         1102         1501            03+59          PR7007-151
09 JAN                  PHF         NHK         0636         0712              +36          PR7008-151

TOTAL MINUTES FLOWN THIS LINE ITEM TO DATE: 16,779.

LINE ITEM 0017
07 JAN                  PHF         NSF         0553         0638              +45          PR7007-171
09 JAN                  PHF         PHF         1135         1605            04+30          PR7009-171
11 JAN                  PHF         PHF         1105         1405            03+00          PR7011-171

TOTAL MINUTES FLOWN THIS LINE ITEM TO DATE: 16,403.

LINE ITEM 0019
10 JAN                  PHF         ADW         1740         1910            01+30          PR7010-191
10 JAN                  ADW         NHK         1950         2025              +35          PR7010-191
10 JAN                  NHK         PHF         2110         2150              +40          PR7010-191

TOTAL MINUTES FLOWN THIS LINE ITEM TO DATE: 10,219.

SUMMARY: ALL FLIGHTS FOR 05 JAN WERE CNX BY GAC. ALL FLIGHTS FOR 09 JAN WERE CNX BY GAC FOR WX. NO LONG DELAYS OR CANCELLATIONS WERE EXPERIENCED. THE CANCELLATIONS ON 05 AND 09 JAN WERE DONE IN A TIMELY FASHION.

                                  Attachment B

                                                              Exhibit (a)
                                                              Page 6

CONTRACT DATA REQUIREMENT LIST                                Form Approved
       (2 Data Items)                                         OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services. Directorate for information Operations and reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503, Please DO NOT RETURN your form to either of these addresses. Send complete form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A.  CONTRACT LINE ITEM NO.                           B.  EXHIBIT
                                                           A

C.  CATEGORY:  TOP _____  TM. _____ OTHER _____      D.  SYSTEM/ITEM
                                                           CAS

E.  CONTRACT/PR NO.                                  F.  CONTRACTOR
                                                           TBD
________________________________________________________________________________

 1.  DATA ITEM NO.               2.  TITLE OF DATA ITEM
       A003                             MINIMUM REQUIREMENT LIST (MEL)

 3.  SUBTITLE                    4.  AUTHORITY (Data Acquisition Document No.)
                                        SEE BLOCK 16

 5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE

 7.  DO 250 REG.                 8.  APP CODE
       NO

 9.  DIST STATEMENT REQUIRED    10.  FREQUENCY
                                        ASREQ

11.  AS OF DATE                 12.  DATE OF FIRST SUBMISSION
       SEE BLOCK 16                     5 DAC

13.  DATE OF SUBSEQUENT SUBMISSION
       SEE BLOCK 16

14.  DISTRIBUTION
      a. ADDRESSEE                      b. COPIES
                                    _________________
                                   |     |   Final   |
                                   |Draft|___________|
                                   |     | Reg |Repro|
                                   |_____|_____|_____|
PMA (F) 227________________________|__0__|__1__|__0__|
E-2C IPT___________________________|__0__|__1__|__0__|
                                   |_____|_____|_____|
                                   |_____|_____|_____|
15. TOTAL__________________________|_____|__2__|_____|

16. REMARKS
    BLOCK 11, 13: START OF CONTRACT AND ANYTIME PRIOR TO USE OF A NEW AIRCRAFT. BLOCK 16: USE A COVER LETTER WITH THE MEL AS AN ENCLOSURE.

17. PRICE GROUP                 18. ESTIMATED TOTAL PRICE
      [X]                                   [X]
_______________________________________________________________________________

 1.  DATA ITEM NO.               2.  TITLE OF DATA ITEM
       A00                             OPERATIONS SECURITY (OPSEC) PLAN

 3.  SUBTITLE                    4.  AUTHORITY (Data Acquisition Document No.)
                                        DI-A-1022

 5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE
       SOW                              PMA (F) -227

 7.  DO 250 REQ.                 8.  APP CODE
       DD

 9.  DIST STATEMENT REQUIRED    10.  FREQUENCY
                                        AS REQ

11.  AS OF DATE                 12.  DATE OF FIRST SUBMISSION
       SEE BLOCK 16                     SEE BLOCK 16

13.  DATE OF SUBSEQUENT SUBMISSION
       SEE BLOCK 16











14.  DISTRIBUTION
      a. ADDRESSEE                      b. COPIES
                                    _________________
                                   |     |   Final   |
                                   |Draft|___________|
                                   |     | Reg |Repro|
                                   |_____|_____|_____|
PMA (F) 227________________________|__0__|__1__|__0__|
E-2C IPT___________________________|__0__|__1__|__0__|
                                   |_____|_____|_____|
                                   |_____|_____|_____|
15. TOTAL__________________________|_____|__2__|_____|

16. REMARKS
    BLOCK 12: SUBMIT DRAFT 30 DAYS AFTER AWARD. THE GOV'T WILL PROVIDE
              APPROVAL/COMMENTS 45 DAYS AFTER AWARD.
    BLOCK 13: PUBLISH AND IMPLEMENT PLAN 15 DAYS AFTER APPROVAL. AN OPSEC TEST
              ANNEX SHALL BE PREPARED AND SUBMITTED WITH EACH TEST PLAN.

17. PRICE GROUP                 18. ESTIMATED TOTAL PRICE
      [X]                                   [X]

G. PREPARED BY          H. DATE             I. APPROVED BY             J. DATE
   T.M. BOSWELL            12/5/95             T.M. BOSWELL            12/5/95

DD Form 1423-2 JUN 90      Previous editions are obsolete     Page 1 of 1 Pages

                                N00019-96-D-2047

                                                                     Exhibit (a)
                                                                          Page 7

                                                        NAVAIRTESTCENINST 3070.3

                                   APPENDIX C

                              FOR OFFICIAL USE ONLY
                      Criteria/Instructions for Contractors

1. In addition to Operation Security (OPSEC) protection of classified activities, the contractor will be required to protect For Official Use Only information. A clause will be incorporated in the contract which will constitute the contractor's authority to receive, generate, and protect for For Official Use Only information. The Cognizant Security Officer will be requested to monitor compliance with the requirements for protecting for Official Use Only. Guidance on the topics of information that are For Official Use Only is contained in the contract classification guides.

2. For Official Use only may include Privacy Act, Community Control List Act, Freedom of Information Act (exempted material), proprietary and/or copyrighted information, and competitive contractor information.

3. The following procedures will be used to protect For Official Use Only information:

            a. Handling. Access to For Official Use Only material shall be limited to those employees who need to know the material to do their job. For Official Use Only material shall be handled in a way to preclude its disclosure to the general public and to limit its circulation. For Official Use Only material shall not be left unattended when removed from storage.

            B. Marking.

                        (1) The marking "For Official Use Only" shall be stamped or marked in bold letters, at least 3/16 inch in height; near the bottom of those pages which contain For Official Use Only information. The abbreviation "FOUO" shall not be used.

                        (2) In classified documents, pages containing classified information shall be marked with the security classification, but shall not be marked For Official Use Only. Those pages which contain For Official Use Only information, but which do not contain classified information, shall be marked For Official Use Only.

                        (3) For Official Use Only markings on pages printed on Automatic Data Processing Equipment may be applied by the equipment provided the first page, front and back covers, if any, are marked as required in (1), above.

            (4) When For Official Use Only material is covered by a cover letter or other document which contains no For Official Use Only or classified information, the cover letter or other document shall be marked as in (1), above. The following or similar mark shall also be applied:

            "For Official Use Only marking canceled when separated from the attached For Official Use Only material."

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                          Page 8

NAVAIRTESTCENINST 3070.3

            (5) The exemption category shall be marked on documents outside DOD.

            c. Storage. For Official Use Only material shall be stored in the most secure manner available at no additional cost. If the available storage facilities or containers used for classified material are not fully utilized, For Official Use Only shall be stored in these facilities or containers. If such facilities or containers are not available, For Official Use Only may be stored in unlocked files, desks, or similar places if normal internal building security is provided after business hours. If normal internal building security is not provided after business hours, For Official Use Only shall be stored in locked rooms, desks, files, etc. Expenditure of funds for security containers or closed areas solely for protection for For Official Use Only is prohibited.

            d. Transmission. For Official Use Only material shall be transmitted by the same method of transmission as other UNCLASSIFIED material. Receipts are not required. For Official Use Only material that is hand-carried shall be protected from unauthorized persons. Discussion of For Official Use Only by telephone is authorized, if necessary, for performance of the contract. For Official Use Only information may be transmitted over telephone lines in digital form, by telecopier, or by other AUTOVON teletype lines, without encryption.

            e. Release. For Official Use Only information shall not be released outside the contractor's facility except to representatives of a military department. For Official Use Only material may not be released by the contractor to another contractor or into the public domain without the expressed written consent of the Contracting Officer, Contracting Officer's Representative, or the Contracting Officer's Technical Representative.

            f. Destruction. For Official Use Only material shall be torn into more than four pieces to prevent disclosure of contents and placed in receptacles used for other unclassified material. Any other equally secure method is authorized, with due consideration to the additional expense balanced against the degree of information contained in the document(s).

            g. For Official Use Only Considerations. This category of information must be excluded from public release; however, information cannot be excluded or marked for For Official Use Only merely because it is "OPSEC Sensitive". To qualify as For Official Use Only, information must fall under one or more of the exemption categories of records specified in SECNAV Instruction 5720.42 or OPNAV Instruction 5510.161. If information does not satisfy the criteria, it may not, regardless of its OPSEC sensitivity, be marked For Official Use Only. Conversely, if information does satisfy SECNAV Instruction 5720.42 or OPNAV Instruction 5510.161 criteria, it should then be marked For Official Use Only even if it is not "OPSEC sensitive". The purpose of marking documents For Official Use Only (when proper to do so) is to indicate to the possessor that the record prima facie meets the threshold for exemption under the FOIA and alert that a careful review of the document is required prior to considering it for release.

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                          Page 9

NAVAIRTESTCENINST 3070.3



            h. For Official Use Only Information to Contractors. If For Official Use Only information is provided to a contractor, specific notification of the requirements for protection of such information must be provided to the contractor as a contractual requirement other than the DD Form 254 (DOD Contract Security Classification Specification). This is because the Industrial Security Manual (ISM) does not contain requirements for the protection of information designated For Official Use Only.

            i. Contract Requirements.

                        (1) When a contractor will have access to For Official Use Only documentation, and particularly when a DD Form 254 is required, the following special provision will be included in the request for proposal and resulting contract:

                        During performance of this contract, the contractor may be provided with written technical information or other data which is marked "FOR OFFICIAL USE ONLY" or "Distribution Limited to U.S. Government Agencies Only."

                        (2) The export of such information and data may be controlled by the International Traffic in Arms Regulations (ITAR). The contractor must, therefore, ensure that such information and data are provided adequate protection per the ITAR. Additionally, technical information and data generated under this contract may be identified on the Contract Data Requirements List as data to be marked as distribution code "B". The contractor will place the following legend on all data so identified:

                         SUBJECT TO EXPORT CONTROL LAWS

                        This document contains information for manufacturing or using munitions of war. Export of the information contained, herein, or release to foreign nationals within the United States, without first obtaining an export license, is a violation of the International Traffic in Arms Regulations. Such violation is subject to a penalty of up to 2 years imprisonment and a fine of $100,000 under 22 U.S.C. 2778.

            j. OPSEC Reviews. Project officers/managers and functional organization managers will conduct required OPSEC reviews. This will ensure that procedures in effect are followed, to preclude the release of classified or unclassified sensitive information into the public domain. Project officers should all have security classification guides and be knowledgeable for all the security sensitive aspects of their test program. Any questions, inconsistencies, or unusual situations, arising as a result of the Security Classification Guide, should be referred first to the Program Office for resolution.

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                         Page 10
NAVAIRTESTCENINST 3070.3

            k. For Official Use Only Exempt Information. Project officers/managers and functional organizational managers conducting OPSEC reviews will use the FOR OFFICIAL USE ONLY marking requirements when the information meets the FOIA exemption criteria per SECNAV Instruction 5720.42 or OPNA Instruction 5510.161. Without this marking requirement, anyone, including foreign nationals, can request this information under the FOIA.

            l. Protective For Official Use Only Markings. Project officers/managers and functional organizational managers should provide For Official Use Only protective markings to documents/magnetic test tape exempted from FOIA criteria at the time of their creation.

            m. Termination of For Official Use Only Marking. For Official Use Only markings shall be terminated in accordance with guidance contained in the applicable security classification guide or as indicated on the source document. A statement reflecting the termination date or event shall be stamped, marked, or typed on the front or first page of the document. Examples of such statements follows:

            "Protective marking canceled on (Date)."

            "Protective marking canceled upon (Event)."

            "Protective marking exempt from automatic termination."

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                         Page 11

NAVAIRTESTCENINST 3070.3

                                   APPENDIX H

                 PROTECTION OF UNCLASSIFIED CRITICAL INFORMATION

1. Critical Information

            The sensitive facts about a weapons system development program and the system's intended use and tactics are referred to as the Critical Information of the program. These facts must be protected to ensure that the weapons system will be effective when it is deployed. Protection of Critical Information through good OPSEC is important from the concept of the new technology or the onset of the upgrade through its development into a program so that foreign countermeasures to the system are not developed. In some documents, the term "Critical Information" is used interchangeably with the term "Essential Elements of Friendly Information (EEFI)", but here EEFI are defined as the answers to the question asked by an adversary: "What do I need to know about this weapon system to counter or defeat it?" As used here, Critical Information is the more comprehensive term, with EEFI forming a subset of it. OPSEC is used to protect the EEFI for the program by withholding or suppressing Critical Information, countering intelligence gathering efforts, and distorting the appearance of externally observable Critical Information. Besides EEFI, subsets of Critical Information may include classified data (covered in the classification guide for the program), unclassified technical data, externally unique signatures, PAO released information, information in technical papers and publication, FOUO information, etc.

2. Examples of Critical Information

            Some examples of Critical Information of interest to foreign intelligence collectors and potentially labeled as FOUO are listed below for your consideration:

            a. Engineering drawings and specifications of test facilities.

            b. Unclassified technical data printouts concerning test results.

            c. States of capability on a program-by-program basis.

            d. Test schedule information including milestones and specific test schedules for aircraft and weapons systems improvement and development programs.

            e. Military objectives, employment doctrine, specific details or capabilities of weapons systems.

            f. Real production and delivery rates to specific vessels or shore facilities.

            g. Program objectives that include specific numerical values.

                                                                   Enclosure (1)

                                                                      Exhibit(a)
                                                                         Page 12
NAVAIRTESTCENINST 3070.3

            h. Specific capabilities or operational limitations of NAVAIRTESTCEN and/or weapon systems under test and evaluation.

            i. Weapon system capabilities, including weapon capabilities against a particular threat.

            j. Operational test and evaluation concepts and philosophies that reveal military applications.

            k. Details of experimental devices or new and unusual test and evaluation techniques.

            l. Guidance system(s) accuracy, operational predictions, and system performance deficiencies.

            m. Trajectory data or weapon systems, including target and impact details.

            n. Equipment descriptions, characteristics, capabilities, effectiveness, reliability, and limitations.

            o. Equipment operating frequencies, parameters, specifications, and countermeasure capabilities.

            p. Test and evaluation criteria and results.

            q. Effects of electronic countermeasures or counter-counter measures.

            r. Offensive/Defensive tactics.

            s. Date of Initial Operational Capability (IOC).

            t. Equipment deployment plans.

            u. Shortcomings or defective equipment or material, and the inability of selected components or systems to operate properly.

            v. Inability to employ equipment, material, or manpower today.

            w. Inability or shortcomings in naval weapon systems or ability to conduct war or offensive/defensive actions.

            x. Externally observable unique signatures.

            y. Sudden changes in contractor or subcontractor activities.

            z. Unique electromagnetic emissions.

                                                                     Exhibit (a)
                                                                         Page 13
NAVAIRTESTCENIST 3070.3

            aa. Special support or unique support in the logistics arena.

            bb. New or modified patterns in flight schedules, operational areas or support activities.

            cc. Changing patterns in aircraft communications.

            dd. Major range improvements, major expenditures, new capabilities, changing patterns in range workload.

            ee. Activation of unique or new communications networks.

            ff. Casual conversations in public or accessed areas.

            gg. Personnel travel, special visitors, influx of new workers, increased visits by NAVAIRSYSCOM, contractors, etc.

            hh. Changes in general range activities, target support, and increased flight advisories.

            3. Unclassified Technical Information and Indicators

            Classified data may also be vulnerable through release of unclassified technical information related to the program which can be pieced together into classified data. While classified information is protected from public release by law, it could be unknowingly revealed through the release of unclassified technical information or intelligence "indicators". To conduct an effective OPSEC program, unclassified technical information and indicators must be identified and protected from public release by an approved method of marking and handling. The two primary means available to protect unclassified information are these:

            a. First, if the information falls within the scope of one of nine exemptions to the Freedom of Information Act (FOIA), it may be marked FOR OFFICIAL USE ONLY (FOUO) and withheld from the public.

            b. Second, within the limits of Exhibit 12B of OPNAVINST 5510.1, technical data may be marked with one of seven distribution statements to restrict its release to the public.

            4. FOIOA and FOUO Determination

            The Navy instruction dealing with FOIA and FOUO markings is SECNAVINST 5720.24. This instruction defines specifically which categories of information possessed by the Government are exempt from public release under FOIA. If the information does not fit one of the nine exemptions criteria, it cannot be marked FOUO. As a guide for the reader, excerpts from this instruction are included here to help you determine if your information can or should be marked FOUO.

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                         Page 14
NAVAIRTESTCENINST 3070.3



            a. The nine FOIA exemptions in SECNAV Instruction 5720.42 are:

               (b)(1)      Classified Information
               (b)(2)      Personnel Rules and Practices
               (b)(3)      Exempted by Statute
               (b)(4)      Trade Secrets, Commercial Information
               (b)(5)      Internal Memoranda, Opinions, Recommendations
               (b)(6)      Personal Privacy
               (b)(7)      Investigative Records
               (b)(8)      Financial Institutions
               (b)(9)      Geological and Geophysical Data

            b. Notes from the three paragraphs of SECNAV Instruction 5720.42 which are most applicable for the OPSEC program at NAVAIRTESTCEN are reproduced below for your review (guidelines for exemptions (b)(3), (b)(4), and (b)(5)). For details on FOUO marking and handling, refer to paragraph 8 of the SECNAV Instruction.

            (1) [Begin Quote: Excerpts from SECNAV Instruction 5720.42, Enclosure (3), Page 2]:

            "3. Exemption (b)(3). Exempts those records containing matters that a statute specifically exempts from disclosure by terms that permit no disccretion on the issue, or under criteria established by that statute for withholding or referring to particular types of matters to be withheld. Authorization or requirement may be found in the statute itself or in Executive Orders or regulations authorized by, or in implementation of a statute. The Privacy Act, 5 U.S.C. 552a is not an applicable statute under 552(b)(3). Examples include:

            (a) Public Law 86-36 (50 U.S.C. 402 note) -- National Security Agency Information Exemption, P.L. 86-36, Section 6.

            (b) 35 U.S.C. 181-188, Patent Secrecy -- any records containing information relating to inventions that are the subject of patent applications on which Patent Secrecy Orders have been issued.

            (c) 42 U.S.C. 2162 -- Restricted Data and Formerly Restricted Data.

            (d) 18 U.S.C. 798 -- Communication Intelligence.

            (e) 50 U.S.C. 402(d)(3) and (g) -- Intelligence sources and methods.

            (f) 21 U.S.C. 1175 -- Drug abuse prevention/rehabilitation records.

                                                                   Enclosure (1)

                                                                     Exhibit (a)
NAVAIRTESTCENINST 3070.3
                                                                        PAGE 15

                        (g) 42 U.S.C. 4582 -- Alcohol abuse prevention/
            rehabilitation records.

                        (h) 10 U.S.C. 130 -- Authority to withhold from public
            disclosure unclassified technical data with military or space application which contains critical technology in the possession of, or control of, a DOD component or naval activity which may not be exported lawfully without an approval, authorization, or license under Executive Order 12470 or the Arms Export Control Act.

                        (i) 10 U.S.C. 1102, Confidentiality of Medical Quality
            Records.

                        (2) 4. Exemption (b)(4)- Exempts those records
            containing trade secrets or commercial or financial information that a naval activity receives from a person or organization outside the Government with the understanding that the information or record will be retained on a privileged or confidential basis. Records within the exemption must contain trade secrets, or commercial or financial records, the disclosure of which is likely to cause substantial harm to the competitive position of the source providing the information, impair the government's ability to obtain necessary information in the future, or impair some other legitimate government interest. Examples include records that contain:

                        (a) Commercial or financial information received in
            confidence in connection with loans, bids, contracts, or proposals, and privileged information or information received in confidence such as trade secrets, inventions and discoveries, or other proprietary data.

                        (b) Statistical data and commercial or financial
            information concerning contract performance, income, profits, losses, and expenditures, if offered and received in confidence from a contractor or potential contractor.

                        (c) Personal statements given in the course of
            inspections, investigations, or audits, when such statements are received in confidence from the individual and retained in confidence because they reveal trade secrets or commercial or financial information normally considered confidential or privileged.

                        (d) Financial data provided in confidence by private
            employers in connection with local wage surveys used to fix and adjust pay schedules applicable to the prevailing wage rate for employees within the DON.

                        (e) Scientific and manufacturing processes or
            developments concerning technical or scientific data or other information submitted with an application for a research grant, or with a report while research is in progress.

                                                                   Enclosure (1)

NAVAIRTESTCENINST 3070.3

                                                                     Exhibit (a)
                                                                         Page 16


                        (f) Technical or scientific data developed by a
            contractor or subcontractor exclusively at private expense, or developed in part with federal funds and in part at private expense, where the contractor or subcontractor retains a legitimate proprietary interest in the data under 10 U.S.C. 2320-2321 and DOD Federal Acquisition Regulation Supplement (DFARS), Sub-Part 27.4. Technical data developed exclusively with federal funds may be withheld under exemption (b)(3) if it meets the criteria of 10 U.S.C. 130.

                        (3) 5. Exemption (b)(5) - Exempts those records
            containing internal advice, recommendations, and subjective evaluations, as contrasted with factual matters, that are reflected in records pertaining to the decision-making process of an agency, whether between agencies or between DOD and DON components, except as provided in subsections 5b through 6.

                        (a) Examples include:

                        (b) Nonfactual portions of staff papers, to include
            after-action reports and situation reports containing staff evaluations, advice opinions, or suggestions.

                        (c) Advice, suggestions, or evaluations prepared on
            behalf of DON individual consultants or by boards, committees, councils, groups, panels, conferences, commissions, task forces, or other similar groups formed for the purpose of obtaining advice and recommendations.

                        (d) Nonfactual portions of evaluations by DON personnel
            or contractors and their products.

                        (e) Information of a speculative or tentative nature on
            proposed plans to procure, lease, or otherwise acquire and dispose of materials, real estate, facilities, or functions, when such information would provide undue or unfair competitive advantage to private personal interests or would impede legitimate government functions.

                        (f) Trade secrets or other confidential research and
            development, or commercial information owned by the Government, where premature release is likely to affect the Government's negotiating position or other commercial interests."

            [The remainder of exemption (5)(b) does not apply to OPSEC.]

[End Quote from SECNAVINST 5720.42]

                                                                   Enclosure (1)

                                                                     Exhibit (a)
                                                                         Page 17
NAVAIRTESTCENINST 3070.3


            5. Summary of FOIA Determination Criteria

            For OPSEC purposes, most of the technical information in use at NAVAIRTESTCEN will be covered under at least one of the above three exemptions to the FOIA. Where information concerning critical (nonexportable) technology, intelligence, or patents are involved, exemption (b)(3) applies. Where contractor proprietary information is involved, exemption (b)(4) applies. Where our reports with advice and recommendations to our sponsors are involved, exemption (b)(5) applies.

            6. Limitations on Using FOIA for Unclassified Critical Information

            a. Obviously, not all unclassified Critical Information will fit the criteria for FOIA exemption. Examples of potential OPSEC indicators which do not fit within the FOIA exemptions include: Administrative information, schedules, budgets, communications plans, logistics, equipment deliveries, procurement requests, and changes in operating patterns. This information must be controlled by other measures, such as limiting initial distribution to an essential minimum, taking precautions for handling any information known to be a potential indicator, and fostering awareness of the sensitivity of such information.

            b. Although FOUO cannot be applied to all unclassified information, judicious handling can keep such of this information from public view long enough to accomplish OPSEC goals and protect sensitive operations from intelligence gatherings.. A factor in our favor is that the process of requesting information through FOIA is time-consuming for an adversary, and the usefulness of time-sensitive indicators obtained through the FOIA will be negated by the processing delay. If the initial distribution of such information is limited to an essential minimum and it is not made public until requested through FOIA, OPSEC can and will function properly. Remember that good OPSEC procedures must include careful handling of unclassified Critical Information, whether or not it can be marked FOUO.

            7. Distribution Statements

            To maintain control of unclassified technical information say results the use of Distribution Statements in addition to using FOUO wherever it is applicable. Exhibit 12B of OPNAV Instruction 5510.1 addresses the application of approved distribution statements to all technical documents in great detail, and should be referred to for guidance.

                                                                   Enclosure (1)

                                                              Exhibit (a)
                                                              Page 1

CONTRACT DATA REQUIREMENT LIST                                Form Approved
       (2 Data Items)                                         OMB No. 0704-0188

Public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to Department of Defense, Washington Headquarters Services. Directorate for information Operations and reports, 1215 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of Management and Budget, Paperwork Reduction Project, (0704-0188), Washington, DC 20503, Please DO NOT RETURN your form to either of these addresses. Send complete form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A.  CONTRACT LINE ITEM NO.                           B.  EXHIBIT
                                                           A

C.  CATEGORY:  TOP _____  TM. _____ OTHER _____      D.  SYSTEM/ITEM
                                                           CAS

E.  CONTRACT/PR NO.                                  F.  CONTRACTOR
                                                           TBD
________________________________________________________________________________

 1.  DATA ITEM NO.               2.  TITLE OF DATA ITEM
       A001                             CONTRACTOR'S PROGRESS, STATUS AND
                                        MANAGEMENT REPORT

 3.  SUBTITLE                    4.  AUTHORITY (Data Acquisition Document No.)
                                        D1-MGMT-80227

 5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE
                                        PMA (F)-227

 7.  DO 250 REQ.                 8.  APP CODE
       N/A                              N/A

 9.  DIST STATEMENT REQUIRED    10.  FREQUENCY
                                        BI-WEEKLY

11.  AS OF DATE                 12.  DATE OF FIRST SUBMISSION
                                       15 DACA

13.  DATE OF SUBSEQUENT SUBMISSION
       EVERY 15 DAYS

14.  DISTRIBUTION
      a. ADDRESSEE                      b. COPIES
                                    _________________
                                   |     |   Final   |
                                   |Draft|___________|
                                   |     | Reg |Repro|
                                   |_____|_____|_____|
PMA (F) 227________________________|__0__|__1__|__0__|
E-2C IPT___________________________|__0__|__1__|__0__|
                                   |_____|_____|_____|
                                   |_____|_____|_____|
15. TOTAL__________________________|_____|__2__|_____|

16. REMARKS
    THE CONTRACTOR SHALL PROVIDE THE COMMERCIAL AIR SERVICES STATUS REPORT IN ACCORDANCE WITH THE ATTACHED CONTINUATION SHEET.

17. PRICE GROUP                 18. ESTIMATED TOTAL PRICE
      [ ]                                   [ ]
_______________________________________________________________________________

 1.  DATA ITEM NO.               2.  TITLE OF DATA ITEM
       A002                             INTERIM FLIGHT SERVICE REPORT

 3.  SUBTITLE                    4.  AUTHORITY (Data Acquisition Document No.)
                                        SEE BLOCK 15

 5.  CONTRACT REFERENCE          6.  REQUIRING OFFICE
       SOW                              PMA (F) -227

 7.  DO 250 REQ.                 8.  APP CODE
       N/A                              N/A

 9.  DIST STATEMENT REQUIRED    10.  FREQUENCY
                                        WEEKLY

11.  AS OF DATE                 12.  DATE OF FIRST SUBMISSION
                                        SEE BLOCK 16

13.  DATE OF SUBSEQUENT SUBMISSION
       SEE BLOCK 16











14.  DISTRIBUTION
      a. ADDRESSEE                      b. COPIES
                                    _________________
                                   |     |   Final   |
                                   |Draft|___________|
                                   |     | Reg |Repro|
                                   |_____|_____|_____|
PMA (F) 227________________________|__0__|__1__|__0__|
E-2C IPT___________________________|__0__|__1__|__0__|
                                   |_____|_____|_____|
                                   |_____|_____|_____|
15. TOTAL__________________________|_____|__2__|_____|

16. REMARKS
    BLOCK 12: WITHIN 5 WORKING DAYS AFTER COMPLETION OF FIRST FLIGHT AFTER
              CONTRACT AWARD.
    BLOCK 13: COB EVERY MONDAY
    BLOCK 16: USE FAX FOR TRANSMISSION SEE ATTACHMENT B FOR FORMAT

17. PRICE GROUP                 18. ESTIMATED TOTAL PRICE
      [ ]                                   [ ]

G. PREPARED BY          H. DATE             I. APPROVED BY             J. DATE
   T.M. BOSWELL            12/5/95             T.M. BOSWELL            12/5/95

DD Form 1423-2 JUN 90      Previous editions are obsolete    Page 1 of 2 Pages

                                N00019-96-D-2047

                                                                     Exhibit (a)
                                                                     Page 3
                                                       Form Approvers
              DATA ITEM DESCRIPTION                    OMB No. 0704-0188
                                                       Exp. Date: June 30, 1986
1.  TITLE
    Contractor's Progress, Status and Management Report

2.  IDENTIFICATION NUMBER
    DI-ROMT-60227

3.  DESCRIPTION/PURPOSE

    3.1 The Contractor's Progress, Status and Management Report indicates the progress of work and the status of the program and of the assigned tasks, reports costs, and enforce of existing potential problem areas.

4.  APPROVAL DATE
    (YYMMDD)
    860905

5.  OFFICE OF PRIMARY RESPONSIBILITY (OPR)
      N/SPAWAR

6a. OTIC REQUIRED           6b. GIDEP REQUIRE

7.  APPLICATION/INTERRELATIONSHIP

    7.1 This Data Item Description (DID) contains the format and content preparation instructions for the data product generated by the specific and discrete task requirement for this data included in the contract.

    7.2  This DID may be applied in any contract and during any program phase.

    7.3 This DID supersedes DI-A-2090A, DI-A-3025A, UDI-A-22050B, UDI-A-22052A, UDI-A-23960, DI-A-30024, and DI-A-30606. (cont. on page 2)

8.  APPROVAL LIMITATION

9a. APPLICABLE FORMS            9b. AMSC NUMBER
                                    N3947
10. PREPARATION INSTRUCTIONS

    10.1 Contract - This data item is generated by the contract which contains a specific and discrete work task to develop this data product.

    10.2  Format - This report shall be typewritten on standard size
          (e.g. 8 1/2'' by 11'') white paper, and securely stapled. Pages shall be sequentially numbered. All attachments shall be identified and referenced in the text of the report. The report shall be prepared in the contractor's format and shall be legible and suitable for reproduction.

    10.3  Content - The report shall include:

          a. A front cover sheet which includes the contractor's name and address, the contract number, the nomenclature of the system or program, the date of the report, the period covered by the report, the title of the report, either the serial number of the report or the Contract Data Requirements List. (CDRL) sequence number, the security classification, and the name of the issuing Government activity;

          b. Description of the progress made against milestones during the reporting period;

          c. Results, positive or negative, obtained related to previously-identified problem areas, with conclusions and recommendations;

          d. Any significant changes to the contractor's organization or method of operation, to the project management network, or to the milestone chart;

          e. Problem areas affecting technical or scheduling elements, with background and any recommendations for solutions beyond the scope of the contract;

          f. Problem areas affecting cost elements, with background and any recommendations for solutions beyond the scope of the contract;

          g. Cost curves showing actual and projected conditions throughout the contract;

          h. Any cost incurred for the reporting period and total contractual expenditures as of reporting date;

          i. Person-hours expended for the reporting period and cumulatively for the contract;

          j.  Any trips and significant results;  (cont. on page 2)


OO Form 1664, FEB 85     Previous Edition of Operation      Page 2 of 2 Pages

                                N00019-96-D-2047

   NAVAIRTESTCENINST 3070.3                         Exhibit (b)
                                                    Page 18
______________________________________________________________________________
                                                    1. IDENTIFICATION NO. 151
                                                    __________________________
              DATA ITEM DESCRIPTION                   AGENCY           NUMBER
_______________________________________________________________________________
2. TITLE
          Operations Security (OPSEC) Plan             NAVY           DI-A-1022
_______________________________________________________________________________
3. DESCRIPTION/PURPOSE                              4. APPROVAL DATE
3.1  The Operations Security (OPSEC) Plan describes    81 Dec. 30
the methods to be utilized to (1) identify OPSEC    ___________________________
security responsibilities and requirements,          5. OFFICE OF PRIMARY
(2) define overall OPSEC security standard practice    RESPONSIBILITY
procedures, (3) identify potential problem areas            CT33
and determine solutions, and (4) develop OPSEC      ___________________________
security awareness inputs into the overall system   6. DOC REQUIRED
security process.
                     (Continued on next page)       ___________________________
____________________________________________________8. APPROVAL LIMITATION
7. APPLICATION/INTERNATIONALSHIP
7.1  The contract Statement of Work (SOW) should
task the contractor to incorporate OPSEC. (Note:
OPSEC is required by Opxxxxxx 3070.1A, "Operations  ___________________________
Security (OPSEC)").                                 9. XXXXXXXX MANDATORY AS
                                                       CITED IN BLOCK 10
7.2  This Data Item Description should only be         "Industrial Operations
utilized in conjunction with classification             Security Guide
guidance furnished a contractor on a Contract
Security Classification Specification (DD               Contract Security
Form 254).                                              Classification
                                                        Specification (DD
7.3  The contractor should be required to submit a      Form 254)
preliminary Operations Security (OPSEC) Plan which   __________________________
when approved becomes contractually binding and      XXX XXXXXXXX
should be required to incorporate changes as           ONE Example
necessary.                                             AMSC No. A3179
                     (Continued on next page)
________________________________________________________________________________
10. PREPARATION INSTRUCTIONS
10.1  Data Security.  All data developed, prepared, and submitted in accordance
      _____________
with this Data Item Description shall be protected as required by the classification guidance delineated on the Contract Security Classification Specification (DD form 254).

10.2  Content.  The Operations Security (OPSEC) Plan shall be in accordance
      _______
with the OPSEC Analyses Process delineated in the Industrial Operations Security Guide.

10.3  Format.  The Operations Security (OPSEC) Plan shall have the following
      ______
format:

      10.3.1  General.  (Administrative information, identification of the
              _______
   contract, assignment of OPSEC duties within the facility, provisions for revision, etc.)

      10.3.2  Threat.  (Refer to the information provided in the Industrial
              ______
   Operations Security Guide and by the Military Intelligence Representative, and include only that portion applicable to this contract.)

      10.3.3  Sensitive Aspects of Contract.   (Include only the specific
              _____________________________
   activities to be undertaken under this contract.)

      10.3.4  Vulnerabilities.  (Derived by comparing the Threat to the
              _______________
   Sensitive Aspects.)

      10.3.5  Countermeasures.  (Include only those necessary to counter the
              _______________
   Vulnerabilities.)
                                                               Enclosure (2)
                               N00019-96-D-2047

NAVAIRTESTCENINST 3070.3

                                                                     Exhibit (a)
                                                                         Page 19


DD Form 1664
Data Item Description

3. Description/Purpose

3.2 The Operations Security (OPSEC) Plan is utilized to identify and monitor a contractor's OPSEC activities during performance of the contract.

7. Application/Interrelationship

7.4 The Contract Security Classification Specification is available from Director of Security, Naval Air Test Center. Code: CTO1C, Patuxent River, MD 20670-5304.

                                                                   Enclosure (1)

                                 ATTACHMENT (1)
                   Avionics and Special Equipment Requirements

                                     8 pages

CONTRACTOR FURNISHED AVIONICS REQUIREMENTS

  1.0 As a minimum, the following list of equipment and systems shall be procured by the contractor, installed, and maintained, in operable condition on all aircraft in accordance with FAR Pan 135. The equipment and systems shall be installed and in operable condition at contract start. Maintenance of the equipment and systems shall be the contractors responsibility throughout the life of the contract.

                                                              PROP        PROP AIC LEAR 30
                                                              ASAC        TRACK               Series
                                                              TRACK       Aircraft

1.1 Two VHF/AM Communication Transceivers. (Note 1 )          X           X                   X

1.2 Two VOR/LOC Navigation Receiver Systems.                  X           X                   X

1.3 Two Glideslopes Displays.                                 X           X                   X

1.4 One marker Beacon System.                                 X           X                   X

1.5 Two ATC Transponder Systems.                              X           X                   X

1.6 One ADF Receiver System 200 to 1.699 KHZ.                 X           X                   X

1.7 One Radar Altimeter System.                               X           X                   X

1.8 One DME.                                                  X           X                   X

1.9 One Weather Radar (Note 2)                                X           X                   X

1.10 One HF/SSB Communication Transceivers.                   NO          X                   X

1.11 One VLF Navigation INS or GPS System. (Note 3)           AS REQ      X                   X

1.12 One Auto-Pilot System.                                   AS REQ      X                   X

1.13 One Encoding Altimeter, or Remote Encoder.               AS REQ      X                   X

1.14 Two Magnetic Compass Systems, Gyro-stabilized.           X           X                   X

1.15 Two HSls.                                                X           X                   X

1.16 Two Vertical Gyro-attitude Indicators.                   X           X                   X

1.17 One Vertical Gyro-attitude Indicator, Standby            X           X                   X

1.18 Inverters, Main and Standby, Plus (If Required) Third    AS REQ      X                   X

1.19 RMI                                                      X           X                   X

1.20 Integrated Transmitter Selecter and Receiver Audio       X           X                   X

1.21 Transmitter Selector Systems. Pilot and Co-pilot.        X           X                   X

                                                                    Attachment 1

N00019-96-D-2047

Note 1. Item 1.1 Two VHF/AM communication transceivers. unit must be a Collins VHF-20B or equal with expanded frequency range ( I 16.0-151.975 MHz) and 25KHZ channeling.

Note 2. Item 1.9 Weather Radar. At least two (2) East Coast and one (1) West Coast Lear 36 aircraft shall have a weather radar system. Bendix Model 1300 or equivalent (approved by the Government must be capable of being used is an IFF integrator display. This CFE requirement will be coordinated with the Contractor prior to award of the contract. This weather radar display is used as the TEC-60 IFF integrator display. The modified cable will be installed by the Government.

Note 3. Item 1.11 Prop aircraft. These aircraft should have at least a portable GPS system with temporary secure mounting. All aircraft - VLF system authorized until shutdown of the OMEGA system.

INSTALLATION AND MAINTENANCE STANDARDS

2.1 Avionics systems used in, or on, the aircraft, and the installation and maintenance of these systems shall comply with all applicable FAR's.

2.2 When requirements of this contract exceed the minimum requirements of the FAR the more stringent requirements of this contract shall apply. Particular attention is called to the following FAR requirements:

2.3 All avionics systems shall be installed and maintained in accordance with the manufacturer's specifications and instructions and shall be made operable and maintained operable to the manufacturer s specification per FAR Part 43.

2.4 Tactical Air Navigation (TACAN) top antenna. A second TACAN antenna shall be located on top of the aircraft. Other "L-band" antennas shall not be located on the top of the aircraft unless directed/approved by the Government.

2.5 The first UHF transceiver antenna shall be located on the bottom of the aircraft. Additional UHF antenna location will be coordinated with the Government.

2.6 If utilized. the VLF/Omega receiver antenna shall be located on the top/bottom of the aircraft, if E-field, and as mapped if H-field.

If GPS is approved by the FAA, it should be used and fully integrated with the display.

2.8 At the commencement of the contract. the Contractor shall provide evidence that all radio/electronic equipment that is required to be furnished by the Contractor has been inspected and serviced as needed by a certified FAA repair station within 60 days prior to usage. Workmanship. equipment, and material relating to these repair stations shall meet installation and maintenance standards of this contract. This information shall be recorded in the aircraft maintenance logbook.

2.9 A complete set of wiring and schematic diagrams covering all Contractor furnished systems and wiring shall be available at the maintenance base.

                                                                  Attachment (1)

3.0 AIRCRAFT MODIFICATIONS FOR SPECIAL EQUIPMENT

                  R = REQUIRED N = NOT REQUIRED A = IF REQUIRED

Special Equipment designated as "R" shall be furnished and installed by contract start. The installation will be at the contractors expense and maintained after award at contractor's expense.

                             LEAR 30 SERIES AIRCRAFT

                                            Prop & Jet        East          West          OPTIONAL     OPTIONAL      All
                                            ASAC,             Coast         Coast         East/West    MIDPAC/       Other
                  Equipment                 AIC Track         Lear 36       Lear 36       Coast        West PAC      Lear 35
                                                              #1&#2         #1            Basic        Lear 36       & 36
                                                                                          *(4)
3.1 Belly Radome with Feed Through Hole     N                 R*(5)         A.(1)         N            A.(1)         A.(1)

3.2 Wing Hardpoints                         N                 R             R             A*(1)        R             R

3.3 Ejector Release                         N                 R             R             A.(1)        R             R

3.4 Inverters                               A.(1)             R             R             A.(1)        R             R

3.5 No see Radome                           N                 R             A.(1)         A.(1)        A.(1)         A.(1)

3.6 Tail Radome                             N                 R             A.(1)         A*(1)        A*(1)         A.(1)

3.7 AN/APX-72 or APX-100 Provisions         A.(1)             R.(2)         R.(2)         A.(1)        A.(1)         A.(1)

3.8 TACAN System                            R                 R             R             R            R             R

3.9 UHF Transceiver (225 400 MHZ)           R                 R             R             R            R             R

3.10 Stormscope *(3)                        N                 R             A*(1)         A.(1)        A.(1)         A.(1)

311 Upgraded Air Conditioning Capability    N                 R             R             A (1)        A.(1)         A.(1)

3.12 Additional UHF Transceiver
       (225-400  MHZ) with GEE Crypto
       Capability                           A*(1     )        A.(1)         A.(1)        A.(1)         A.(1)         A.(1)

   The following notes apply to equipment designated as "A", "N", or "R." above

         *(1) = The Government will provide the equipment and pay for installation by the contractor or authorize the contractor to procure the equipment and pay for installation, if the government requires and the system is not already on or in the aircraft.

         *(2) = The contractor will install Government provided equipment including two (2) antennas (one top and one on the bottom of each aircraft) as part of contract price.

         *(3) = The government will provide at best three (3) systems, the contractor will provide all other systems when required, and one spare system.

         *(4) = Lear 36 or 35 Basic configuration ONLY.

         *(5) = East coast Lear #1 requires Belly radome with feed through hole.

                                                                  Attachment (1)

Note 1. Item 3.1 1. Random installation on the belly of aircraft and structural provisions for a Contractor antenna feed through will be required to accommodate a Government furnished antenna. This installation shall comply with the design criteria established by an approved FAA Supplemental Type Certificate for the installation of a Litton 504-V Surface Detection Radar. When performing the installation, conform with Learjet services bulletin No. SB35/36-33 9. anti-collision light assemblies.

Note 2. Item 3.2 Installation of North Atlantic Treaty Organization (NATO) standard 14-inch spacing, l,000-pound hardpoints on the bottom surface of each wing. The hardpoints and wiring installation shall comply with the design criteria establishes by an approved FAA (STC). These hard points will be used to carry such equipment as ALQ-167, ALQ-176, ALE-43 and other chaff dispensers.
TLX end various Hayes or equivalent tow targets, etc. aircraft cabin to the hardpoints in each wing and shall be used to carry 28-volt 110VAC/400HZ power and control currents to operate various Government and Contractor furnished systems. Standard pressure seal connectors shall be used where the wiring penetrates the pressure vessel at the wing roots. These connectors shall be located and designed to be readily disconnected for wing demote. As a minimum, the following wiring scheme will be used:

         3 each - 16 GAUGE SHIELDED wires to each PYLON target
         2 each - 16 GAUGE wires to each PYLON EJECTOR
         2 each- 10 GAUGE wires to each STORE CONNECTOR
         24 each - 20 GAUGE wires to each STORE CONNECTOR
         6 each - 20 GAUGE SHIELDED wires to each STORE CONNECTOR 4 pair-20 GAUGE TWISTED PAIRS SHIELDED (1553 Buses)
         1 each - RF CABLE (0.25 OUTSIDE DIAMETER) GFE SUPPLIED

A total number of wires to each wing is 46 wires. A total number of wires to both wings is 92 wires. All wires shall be installed and inspected in accordance with approved FAA maintenance procedures. From time to time, the Government may request the Contractor to provide/purchase some of this equipment. When authorized by the Contracting Officer or the COR these items will be charged against the miscellaneous material line item and become the property of the Government at the end of the contract (if not consumed).

1. POD WIRING INTERFACE REQUIREMENTS FOR LEAR

a. Operation of AST 1, AST-6, ALQ-167, and ALE 43 pods by one C-12311/AL Universal Control Box (UCB) requires twelve #20 AWG wires and one #20 AWG shielded twisted pair (or biaxial cable) to each wing store station. Ten of the 12 wires (doubled up for current handling capacity) provided the phase 115 VAC 400 Hz prime power, neutral and aircraft ground to the pods from the aircraft. The other two wires (for MIL 1553B data bus signals) terminate at the UCB at the operator's station. Additionally, two wires for +28 VDC return must be supplied to the UCB from the aircraft. And if it is desired to use a Weight on Wheels
(WOW) switch to inhibit unintended transmissions and chaff dispensing, another wire will be required to supply that indication to the UCB.

b. UP to ten conductors are used in the cable connected to the UCB at the operator's station. The cable connector must mate with the MS; 120E16-26P connector mounted on the rear of the UCB. The pin assignments are:

         Pin      Function                  Description
         A        DATA BUS HI               Half of MIL 1553B shielded twisted pair
         B        DATA BUS LO               Half of MIL 1553B shielded twisted pair
         F        DATA SHIELD               Shield of MIL 1553B twisted pair (or triax)
         1        ALE IDI                   Ground indicating chaff pod presence on Sta #1
         B        DISP CMD1                 + 28 volt DISPENSE COMMAND (to ALE-43 #1)
         K        ALE ID2                   Ground indicating chaff pod presence on Sta #2
         C        DISP CMD2                 +28 volt DISPENSE COMMAND (to ALE-43 #1)
         G        GND                       -28 volt return and ground (from A/C)
         V        +28 VDC A/C               +28 volt power for UCB (from A/C)
         W        WOW (OPTIONAL)            Ground = Weight on Wheels (from A/C)

         Up to fifteen conductors may be used in wing wiring out to each wing station pylon where one of two pod-umbilical cables will be attached.

                                                                    Attachment 1

1. For the AST-6 and ALQ-167 pods, the umbilical cable should terminate with a connector that will mate with the MS3110P22-555 connector mounted on the pod shell. The pin assignments are:

         Pin          Function              Description
         ---          --------              -----------
         h            DATA BUS HI           Half of MIL 1553B shielded twisted pair
         I            DATA BUS LO           Half of MIL 1553B shielded twisted pair
         m            DATA SHIELD           Shield of MIL 1553B TWISTED pair (or triax)
         E            GND                   Ground (from A/C)
         N. M         PHASE A               115 VAC 400 HZ Phase A prime power (from A/C)
         R. P         PHASE B               115 VAC 400 HZ Phase B prime power (from A/C)
         T. S         PHASE C               115 VAC 400 HZ Phase C prime power (from A/C)
         L. V. G      NEUTRAL               115 VAC 400 HZ Neutral (from A/C)

2. For the ALE-43 pod, the umbilical cable should terminate with a connector that Will mate with the MS3110P14-19P connector mounted on the pod shell. The pin assignments are:

         Pin      Function          Description
         ---      --------          -----------
         H        DATA BUS          HI Half of MIL 1553B shielded twisted pair
         I        DATA BUS LO       Half of MIL 1553B shielded twisted pair
         M        DATA SHIELD       Shield of MIL 1553B twisted pair (or triax)
         A        PHASE A           115  VAC 400 HZ Phase A prime power (from A/C)
         B        PHASE B           115 VAC 400 HZ Phase B prime power (from A/C)
         C        PHASE C           115 VAC 400 HZ Phase C prime power (from A/C)
         D        NEUTRAL           115 VAC 400 HZ NEUTRAL & aircraft and (from A/C)
         F        DISP CMD          +28 VDC = command to dispense chaff (see Note 1)

d. Pin F of the umbilical connector mating with the ALE 43 pod shell is the Dispense Command from the UCB that comes from pin b on the UCB rear panel connector for one of the pods. and from pin c for the other pod.

e. An additional wire in the wing wiring is jumped to ground through the ALE-43 umbilical cable connector mating with the pylon. This indicates the presence of a chaff dispenser to the UCB on its rear panel connector using pin J for one wing stores station and Pin K for the other wing stores station.

Note 3. Item 3.3 Installation of Contractor-furnished ALKAN ERU-165B Ejector Release Units, or an FAA- design and installation of a stores quick-release system to enable the Contractor to rapidly up-load and down-load stores such as external pods and tow targets. The Contractor shall furnish and install two (2) of these units for each aircraft equipped with hardpoints (note 2. item 3.2) when required to carry external equipment. (See paragraph 6.1.)

Note 4 Item 3.4 9.0 KVA 115 VAC. 400 Hz three-phase electrical power provided by three Model Sl-3000 J.E.T. Electronics inverts, or equal. The invert system shall employ a phase lock device, such as the J.E.T. Electronics Model P. L. 103A. or equal, to provide three, 120-degree, displaced phase, locked signal to control output of power. The system must have load-shedding capability to operate equipment circuits until the short circuit clears or the circuit breaker opens.

This installation shall provide a bulkhead power output connector (Deutch db 77-19-7 PN or equal) to accept GFE. The installation shall be FAA-approved. The system shall be mounted in a located other than the cabin, coordinate location with the Government before installation.

Note 5. Item 5 An alternate nose radome for use when a Government-Furnished emitter antenna is mounted in the nose. This radome replaces a weather radar radome. When the alternate radome is installed, the normal lighting Protection system for the nose radome shall be removed or disabled by the Contractor to eliminate emitter signal distortion. All proposed. Lear 30 series aircraft must have a device such as Lighting Diverted Strips, Part Number

                                                                  Attachment (1)

LDSA 10-01 -L. manufactured by Lightning Diversion Systems of Huntington Beach, California (See paragraph 6.1.).

Note 6. Item 3.6 Installation of tail radome and mounting hardware to accommodate Government-furnished emitter antenna. Installation shall be FAA approved. (See paragraph 6.1.).

Note 7. Item 3.7 Installation of Government-furnished IFF Transponder. The transponder controls must be located in a position which is convenient for use by the pilot and co-pilot and must be wired and installed to provide Mode C capability. The system will be capable of working with Government installed Mode IV equipment. The Government will provide a control box for Mode IV use. Dual IFF antenna are to be installed in accordance with instructions provided by a Government representative.

Note 8. Item 3.7 Installation of Government-furnished Mode-IV equipment and the associated rack. The Government may, at its option, furnish and install the IFF Mode-IV equipment and rack in any or all of the contract aircraft. Any expense to the Contractor to affect this installation on a one-time basis will, upon approval by the Government, be reimbursed. A Government employee, with the proper security clearance, will fly in the aircraft and maintain physical custody of this equipment at all times until the Contractor obtains full CMS certification and receives GEE equipment and codes. This Government employee will be special flight crew.

Note 9. Item 3.8 TACAN. This equipment shall be either an AN/ARN-118 or equivalent. The controls must be located in a position that is convenient for use by both the pilot and co-pilot. The Government must approve any equipment other than AN/ARN-118. Air-to-air capability is mandatory. (See paragraph 6.1.).

Note 10. Item 3.9 UHF Transceiver. This equipment shall be either an AN/ARC-159 or equivalent. The controls must be located in a position that is convenient for use by both the pilot and the copilot. Equipment must be encrypted operation capable. The Government must approve any equipment other than AN/ARC-159. 25khz channeling is mandatory (See paragraph 6.1.).

Note 11. Item 3.11 Upgrade Air conditioning. Increase altitude of operation from 18,000 to 35,000 feet. Compressor changed from York to Sankyo SD-508 or equal. Evaporator assembly blower changed to incorporate an EM640-1 blown air flow or equal.

Note 12. Item 3.12 Additional UHF transceivers. This equipment shall be either an AN/ARC-159 or equivalent, or GFE. The location of controls will be in a position that is convenient to the SME or Government special night crew and available for pilot or co-pilot when not used in the back. Other operating procedures may be developed after TEMPEST study/testing. (See paragraph 6.1.).

Note 13. Item 3.5 and 3.6 The fore and aft radome and antenna mounting shelf must accept the installation of a Government-furnished, fixed radar antenna model number ACA7026-MU-N. The antenna measures 11-inches high x 12-inches wide x 8-inches deep. For further information regarding this antenna contact:

                  Antenna Corp. of America
                  314 Ruth Road
                  Harleysville, PA 19438 (215) 256-951

3.13 The cost of all special equipment required procured for this contract will be included in the flight hour rate, prorated across the basic year and all option years. Should any option year not be exercised, the Government will pay a prorated cost for the equipment. At that time the equipment will be turned over to the Government in RFI condition as Government property. All equipment will be listed in this table with initial cost and prorated balance at the end of each year. Repair and replacement if not repairable is the responsibility of the Contractor. If the unit provided is used, indicate the fair market value and replacement cost in initial cost column.

                                                                  Attachment (1)

3.14 Special equipment cost information . When filled in by the contractor, this info will determine payment to the contract should option years not be exercised.

3.15 The contractor shall install all special requirements equipment listed in this Attachment 1, paragraph 3.1, 3.2, 3.3, 3.4 and 3.6 by approved STC and the other equipment by approved FAA procedures using "Designated Engineer Representative (DER) Engineered Approved Data" or STC.

                                                                  ATTACHMENT (1)

                                 ATTACHMENT (2)
                          Government Furnished Property

                                     3 pages

                       SPECIAL EQUIPMENT COST INFORMATION

                                                                                                   TOTAL
                                                                                   TOTAL            BALANCE
                                               INITIAL COST      INITIAL  COST     BALANCE          AFTER
                      MODEL                    EACH (IF          EACH (IF          AFTER BASIC      OPTION YEAR
DESCRIPTION           NUMBER         QTY       NEW)              USED)             YEAR             #1
-----------           ------         ---       ----              -----             ----             --

BELLY RADOME
(ITEM 3.1)            SA1515CE       2                           0                 0                0
WING HARDPOINTS
(ITEM 3. 2            SA160450       7.5 Sets                    0                 0                0
EJECTOR RACKS
(ITEM 3.3)            Alcan 165B     7.5 Sets                    0                 0                0
INVERTORS
(ITEM 3.4)            SA125NE        7 Sets                      0                 0                0
NOSE RADOME           Norton
(ITEM 3.5)            6600070        7                           0                 0                0
TAIL RADOME
(ITEM 3.6)            SA1850CE       4                           0                 0                0
TACAN SYSTEM
(ITEM 3.8)            Foster 950     16                          0                 0                0
                      -------
UHF TRANSCEIVER       Magnavox
(ITEM 3.9)            ARC-164        16                          0                 0                0
UPGRADE A/C           FLT 01DL
(ITEM 3.11)           FLT 01SA       3                           0                 0                0
                      --------
TOW REEL              Marquardt
(SECTION C-5)         MTR-101        6                           0                 0                0
STORMSCOPE            3M
(Item 3.10)           WX1000         3                           0                 0                0



                      TOTAL            TOTAL             TOTAL
                      BALANCE          BALANCE           BALANCE
                      AFTER            AFTER             AFTER
                      OPTION YEAR      OPTION YEAR       OPTION
DESCRIPTION           #2               #3                YEAR #4
-----------           --               --                -------

BELLY RADOME
(ITEM 3.1)            0                0                 0.00
WING HARDPOINTS
(ITEM 3.2            0                0                 0.00
EJECTOR RACKS
(ITEM 3.3)            0                0                 0.00
INVERTORS
(ITEM 3.4)            0                0                 0.00
NOSE RADOME
(ITEM 3.5)            0                0                 0.00
TAIL RADOME
(ITEM 3.6)            0                0                 0.00
TACAN SYSTEM
(ITEM 3.8)            0                0                 0.00

UHF TRANSCEIVER
(ITEM 3.9)            0                0                 0.00
UPGRADE A/C
(ITEM 3.11)           0                0                 0.00

TOW REEL
(SECTION C-5)         0                0                 0.00
STORMSCOPE
(Item 3.10)           0                0                 0.00

                         GOVERNMENT FURNISHED EQUIPMENT

1.0 GOVERNMENT FURNISHED EQUIPMENT/FACILITIES (GFE). The Government will furnish to the Contractor for use in connection with this contract the following material at the time specified:

         Material                           Quantity                   Time
         --------                           --------                   ----
         Various emitters/equipment         As Required                As Required

         Pods                               As Required                As Required

         AN/APX-72 or AN/APX-100            1 System per authorized   *Note 1
         Equipment and controls             Aircraft plus spares

         Mode IV Crypto Equipment           * Note 2                   As Required

         Other Crypto Equipment             * Note 3                   As Required

         STU-III Datal/Voice                * Note 4                   Duration of Contract
         Terminals                                                     Period

         Hangar/Ramp Space at                                          For equipment
         NAS Patuxent River, MD                                        installation or flight
                                                                       designated to/from
                                                                       NAS Patuxent River

         Hangar/Ramp/Maintenance and
          Office Space/Storage Area with
          basic desks, cabinets, tables, telephone service, (note 7) chairs etc at:

         NAS Miramar. CA                    1 Lot                      Duration of contract

         NAS Norfolk, VA                    1 Lot                      Duration of contract

         NAS Roosevelet Roads. PR           1 Lot                      Duration of contract
         (if optional exercised)

         NAS Whidbey Island. WA             1 Lot                      Duration of contract
         (if optional exercise)

         NAS Jacksonville, FL               1 Lot                      Duration of contract
         (if optional exercised)

         Lift (Cargo/internal               1 ea                       Duration of contract
         Emitter Equipment!
         NAS Norfolk, VA

         Lift (for pods)                    1 ea                       Duration of contract
         NAS Norfolk, VA

         Lift (for pods)                    1 ea                       Duration of contract
         NAS Miramar, CA

         Secure Fax                         as required                Duration of contract

                                                                  Attachment (2)

         TDU-32A                            as required                         as required

         Plain Fax                          1 per location                      Duration of contract

         Small Shredder                     1 per location                      Duration of contract

         Storm Scopes                       3 ea                                Duration of contract

         FAA Certified Mounting Racks       * Note 1                            As Required

         Two Drawer Safe                    1 per site (*note 6)                Duration of contract

         Two Drawer Safe                    * Note 5.                           As Required

         Computer System with               3 per site                          Duration of contract
         printer  (1 classified capable)
         NAS Miramar, CA
         NAS Norfolk, VA

         Typewriters                        1 per site                          Duration of contract

         Software (TBD)                     as required                         Duration of contract

         Ground to Air UHF                  1 per site                          Duration of contract
         Capability
         NAS Miramar, CA
         NAS Norfolk, VA

         Weather Vision                     1 per site                          Duration of contract
         NAS Miramar, CA
         NAS Norfolk, VA

         Other Government                   As required                         When required
         Equipment
         NAS Miramar, CA
         NAS Norfolk, VA

(Detail procedures for aircraft installed GFE will be provided at time of installation.)

*Note 1. On an as required basis.
*Note 2. Crypto equipment will be assigned through CMS procedures.
*Note 3. Other crypto equipment will be assigned if additional requirements are developed.
*Note 4. Minimum of one STU-III will be provided and others may be authorized for procurement.
*Note 5. For use by Government personnel.
*Note 6. 1 per site. 2 for sites having CMS other than STU-III
*Note 7. All long distance calls will be paid by the Contractor as part of his overhead and deducted from the material CLIN. Telephone installation and operation cost will be paid by the contractor.The material listed above will be made available to the Contractor at the Naval Air Warfare Center Patuxent River, MD for east coast and NAS Miramar, San Diego, CA.

2.0. GFE TRACKING/INVENTORY. All equipment will be transferred to or from the Contractor using a DD Form 1149. All actions w ill be controlled by a Government activity at time of arrival. There will normally be two (2) Government inventories at the Contractor location(s) during each year.

                                                                  Attachment (2)

2.1 Government Furnished Equipment (GFE). Equipment furnished by the Government under this contract including equipment purchased by the Contractor and subsequently reimbursed by the Government will become Government property after completion of contract and are to be returned to the Government at either the completion or termination of this contract or when recalled by the Government. (Wiring. associated connectors and equipment not easily removed are exempted contact PCO for approval.) Property control procedures outlined Federal Acquisition Regulation (FAR) 52.245-2 apply.

                                 ATTACHMENT (3)

                                Glossary of Terms

                                     2 pages

                                   GLOSSARY OF
                                      TERMS


                    ADP              Automatic Data Processing
                    AIC              Air Intercept Control
                    AMC              Air Mobility Command
                    ASAC             Antisubmarine Aircraft Control
                    ATOW             Air-to-Air TOW
                    AXP              Allied Exercise Publication
                    CFE              Contractor Furnished Equipment
                    CLIN             Contract Line Item Number
                    CMS              Communication Security
                                     Material System
                    CO               Contracting Officer
                    COR              Contracting Officer's Representative
                    DISCO            Defense Industrial Security
                                     Clearance Office
                    DOD              Department of Defense
                    EW               Electronic Warfare
                    F/A              Fighter/Attack
                    FAA              Federal Aviation Administration
                    FACSFAC          Fleet Area Control and Surveillance Facility
                    FAR              Federal Acquisition Regulation
                    FAR              Federal Aviation Regulation
                    FBO              Fixed Base Operator
                    FIWC             Fleet Information Warfare Center
                    FMS              Foreign Military Sales
                    FXP              Fleet Exercise Publications
                    GFE              Government Furnished Equipment
                    GPS              Global Positioning System
                    GR               Government Representative
                    IFF              Identification Friend or Foe
                    IFR              Instrument Flight Rules
                    IR               Infrared
                    ISSA             Inter-Service Support Agreement
                    JET              Jet Aircraft
                    JTR              Joint Travel Regulations
                    KIAS             Knots Indicated Air Speed
                    KTAS             Knots True Air Speed
                    MIDPAC           Hawaii Island Operating Area
                    NASC             Naval Air System Council
                    NAWC             Naval Air Warfare Center

                                                                  Attachment (3)

                    OPSEC            Operational Security
                    PIC              Pilot-in-Command
                    PMA              Program Manager Air
                    PROP             Propeller Driven Aircraft
                    Pre-Ex           Pre-exercise
                    R                Restricted Operating Area
                    RDT&E            Research Development Test & Evaluation
                    RF               Radio Frequency
                    SE               Support Equipment
                    SIC              Second-in-Command/Copilot
                    SME              Special Mission Operator
                    SOW              Statement of Work
                    Special          Special System Internal and/or External
                                     EW and/or Internal GFE and/or Test Bed
                    STC              Supplemental Type Certificate
                    STOW             Surface-to-Air-Tow
                    STU              Secure Telephone Unit
                    TACAN            Tactical Air Navigation
                    TAD              Temporary Additional Duty
                    TRACK            Tracking
                    U.S.             United States
                    UTILITY          Light Transport
                    VFR              Visual Flight Rules
                    W                Warning Operating Area
                    WESTPAC          Far East Command
                    NATO             North Atlantic Treaty Organization

                                                                  Attachment (3)

                                 ATTACHMENT (4)

                     DEPARTMENT OF DEFENSE CONTRACT SECURITY
                          CLASSIFICATION SPECIFICATION

                                    13 PAGES

                                                         NAVARTESTCENINST 3070.3

                                   APPENDIX C

                              FOR OFFICIAL USE ONLY
                      Criteria/Instructions for Contractors

1. In addition to Operation Security (OPSEC) protection of classified activities, the contractor will be required to protect For Official Use Only information. A clause will be incorporated in the contract which will constitute the contractor's authority to receive, generate, and protect For Official
Use Only information. The cognizant Security Office will be requested to monitor compliance with the requirements for protecting For Official Use Only. Guidance on the topics of information that are For Official Use Only is contained in the contract classification guides.

2. For Official Use Only may include Privacy Act, Community Control List Act, Freedom of Information Act (exempted material), proprietary and/or copyrighted information, and competitive contractor information.

3. The following procedures will be used to protect For Official Use Only information:

         a. Handling. Access to For Official Use Only material shall be limited to those employees who need to know the material to do their job. For Official Use Only material shall be handled in a way to preclude its disclosure to the general public and to limit its circulation. For Official Use Only material shall not be left unattended when removed from storage.

         b. Marking.

                  (1) The marking "For Official Use Only" shall be stamped or marked in bold letters, at least 3/16 inch in height, near the bottom of those pages which contain For Official Use Only information. The abbreviation "FOUO" shall not be used.

                  (2) In classified documents, pages containing classified information shall be marked with the security classification, but shall not be marked For Official Use Only. Those pages which contain For Official Use Only information, but which do not contain classified information, shall be marked For Official Use Only.

                  (3) For Official Use Only markings on pages printed on Automatic Data Processing Equipment may be applied by the equipment provided the first page, front and back covers, if any, are marked as required in (1) above.

                  (4) When For Official Use Only material is covered by a cover letter or other document which contains no For Official Use Only or classified information, the cover letter or other document shall be marked as in (a), above. The following or similar mark shall also be applied:

                           "For Official Use Only marking canceled when separated from the attached For Official Use Only material."

                  (5) The exemption category shall be marked on documents outside DOD.

         c. Storage. For Official Use Only material shall be stored in the most secure manner available at no additional cost. If the available storage facilities or containers used for classified material are not fully utilized. For Official Use Only shall be stored in these facilities or containers. If such facilities or containers are not available. For Official Use Only may be stored in unlocked files, desks, or similar places if normal internal building security is provided after business hours. If normal internal building security is not provided after business hours, For Official Use Only shall be stored in locked rooms, desks, files, etc. Expenditure of funds for security containers or closed areas solely for protection for For Official Use Only is prohibited.

         d. Transmission. For Official Use Only material shall be transmitted by the same method of transmission as other UNCLASSIFIED material. Receipts are not required. For Official Use Only material that is hand-carried shall be protected from unauthorized persons. Discussion of For Official Use Only by telephone is authorized, if necessary, for performance of the contract. For Official Use Only information may be transmitted over telephone lines in digital form, by telecopier, or by other AUTOVON teletype lines, without encryption.

         e. Release. For Official Use Only information shall not be released outside the contractors's facility except to representatives of a military department. For Official Use Only material may not be released by the contractor to another contractor or into the public domain without the expressed written consent of the Contracting Officer, Contracting Officer's Representative, or the Contracting Officer's Technical Representative.

         f. Destruction. For Official Use Only material shall be torn into more than four pieces to prevent disclosure of contents and placed in receptacles used for other unclassified material. Any other equally secure method is authorized, with due consideration to the additional expense balanced against the degree of information contained in the document(s).

         g. For Official Use Only Considerations. This category of information must be excluded from public release; however, information cannot be excluded or marked for For Official Use Only merely because it is "OPSEC Sensitive". To qualify as For Official Use Only, information must fall under one or more of the exemption categories of records specified in SECNAV Instruction 5720.42 or OPNAV Instruction 5510.161. If information does not satisfy the criteria, it may not, regardless of its OPSEC sensitivity, be marked For Official Use Only. Conversely, if information does not satisfy SECNAV Instruction 5720.42 or OPNAV Instruction 5510.161 criteria, it should then be marked For Official Use Only even if it is not "OPSEC sensitive". The purpose of marking documents For Official Use Only (when proper to do so) is to indicate to the possessor that the record prima facie meets the threshold for exemption under the FOLA and alert that a careful review of the document is required prior to considering it for release.

         h. For official Use Only Information to Contractors. If For Official Use Only information is provided to a contractor, specific notification of the requirements for protection of such information must be provided to the contractor as a contractual requirement other than the DD Form 254 (DOD Contract Security Classification Specification). This is because the Industrial Security Manual (ISM) does not contain requirements for the protection of information designated For Official Use Only.

         i. Contract Requirements.

                  (1) When a contractor will have access to For Official Use Only documentation, and particularly when a DD Form 254 is required, the following special provision will be included in the request for proposal and resulting contract:

         During performance of this contract, the contractor may be provided with written technical information or other data which is marked "FOR OFFICIAL USE ONLY" or "Distribution Limited to U. S. Government Agencies Only."

                  (2) The export of such information and data may be controlled by the International Traffic in Arms Regulations (ITAR). The contractor must, therefore, ensure that such information and data are provided adequate protection per the ITAR. Additionally, technical information and data generated under this contract may be identified on the Contract Data Requirements List as data to be marked as Distribution code "B". The contractor will place the following legend on all data so identified:

                         SUBJECT TO EXPORT CONTROL LAWS

         This document contains information for manufacturing or using munitions of war. Export of the information contained, therein, or release to foreign nationals within the United States, without first obtaining an export license, is a violation of the International Traffic in Arms Regulations. Such violation is subject to a penalty of up to 2 years imprisonment and a fine of $100,000 under 22 U.S.C. 2778.

         j. OPSEC Reviews. Project officers/managers and functional organization managers will conduct required OPSEC reviews. This will ensure that procedures in effect are followed, to preclude the release of classified or unclassified sensitive information into the public domain. Project officers should all have security classification guides and be knowledgeable for all the security sensitive aspects of their test program. Any questions, inconsistencies, or unusual situations, arising as a result of the Security Classification Guide, should be referred first to the Program Office for resolution.

         k. For Official Use Only Exempt Information. Project officers/managers and functional organizational managers conducting OPSEC reviews will use the FOR OFFICIAL USE ONLY marking requirements when the information meets the FOLA exemption criteria per SECNAV Instruction 5720.42 or OPNAV Instruction 5510.161. Without this marking requirement, anyone including foreign nationals, can request this information under the FOLA.

         l. Protective For Official Use Only Markings. Project offers/managers and functional organizational managers should provide For Official Use Only protective markings to documents/magnetic test tape excepted from FOLA criteria at the time of their creation.

         m. Termination of For Official Use Only Marking. For Official Use Only markings shall be terminated in accordance with guidance contained in the applicable security classification guide or as indicated on the source document. A statement reflecting the termination date or event shall be stamped, marked, or typed on the front or first page of the document. Examples of such statements follow:

                 "Protective marking canceled on __________date_________."

                 "Protective marking canceled upon __________date _________."

                 "Protective marking exempt from automatic termination."

                                   APPENDIX H

                 PROTECTION OF UNCLASSIFIED CRITICAL INFORMATION


1. Critical Information

         The sensitive facts about a weapons system development program and the system's intended use and tactics are referred to as the Critical Information of the program. These facts must be protected to ensure that the weapons system will be effective when it is deployed. Protection of Critical Information through good OPSEC is important from the concept of the new technology or the onset of the upgrade through its development into a program so that foreign countermeasures to the system are not developed. In some documents, the term "Critical Information" is used interchangeably with the term "Essential Elements of Friendly Information (EEFI)", but here EEFI are defined as the answers to the question asked by an adversary: "What do I need to know about this weapon system to counter or defeat it?". As used here, Critical Information is the more comprehensive term, with EEFI forming a subset of it. OPSEC is used to protect the EEFI for the program by withholding or suppressing Critical Information, countering intelligence gathering efforts, and distorting the appearance of externally observable Critical Information. Besides EEFI, subsets of Critical Information may include classified data (covered in the classification guide for the program), unclassified technical data, externally unique signatures, PAO released information, information in technical papers and publications, FOUO information, etc.

2. Examples of Critical Information

         Some examples of critical Information of interest to foreign intelligence collectors and potentially labeled as FOUO are listed below for your consideration:

         a. Engineering drawings and specifications of test facilities.

         b. Unclassified technical data printouts concerning test results.

         c. States of capability on a program-by-program basis.

         d. Test schedule information including milestones and specific test schedules for aircraft and weapons systems improvement and development programs.

         e. Military objectives, employment doctrine, specific details or capabilities of weapons systems.

         f. Real production and delivery rates to specific vessels or shore facilities.

         g. Program objectives that include specific numerical values.

         h. Specific capabilities or operational limitations of NAVAIRTESTCEN, and/or weapon systems under test and evaluation.

         i. Weapon system capabilities, including weapon capabilities against a particular threat.

         j. Operational test and evaluation concepts and philosophies that reveal military applications.

         k. Details of experimental devices or new and unusual test and evaluation techniques.

         l. Guidance system(s) accuracy, operational productions, and system performance deficiencies.

         m. Trajectory data or weapon systems, including target and impact details.

         n. Equipment descriptions, characteristics, capabilities, effectiveness, reliability, and limitations.

         o. Equipment operating frequencies, parameters, specifications, and countermeasure capabilities.

         p. Test and evaluation criteria and results.

         q. Effects of electronic countermeasures or counter-counter measures.

         r. Offensive/Defensive tactics.

         s. Date of Initial Operational Capability (IOC).

         t. Equipment deployment plans.

         u. Shortcomings or defective equipment or material, and the inability of selected components or systems to operate properly.

         v. Inability to employ equipment; material, or manpower today.

         w. Inability or shortcomings in naval weapon systems or ability to conduct war or offensive/defensive actions.

         x. Externally observable unique signatures.

         y. Sudden changes in contractor or subcontractor activities.

         z. Unique electromagnetic emissions.

         aa. Special support or unique support in the logistics area.

         bb. New or modified patterns in flight schedules, operational areas or support activities.

         cc. Changing patterns in aircraft communications.

         dd. Major range improvements, major expenditures, new capabilities, changing patterns in range workload.

         ee. Activation of unique or new communication network.

         ff. Casual conversations in public or accessed areas.

         gg. Personnel travel, special visitors, influx or new workers, increased visits by NAVAIRSYSCOM, contractors, etc.

         hh. Changes in general range activities, target support, and increased flight advisories.

3. Unclassified Technical Information and Indicators

                  Classified data may also be vulnerable through release of unclassified technical information related to the program which can be pieced together into classified data. While classified information is protected from public release by law, it could be unknowingly revealed through the release of unclassified technical information or intelligence "indicators". To conduct an effective OPSEC program, unclassified technical information and indicators must be identified and protected from public release by an approved method of marking and handling. The two primary means available to protect unclassified information are these:

         a. First, if the information falls within the scope of one of nine exemptions to the Freedom of Information At (FOIA), it may be marked FOR OFFICIAL USE ONLY (FOUO) and withheld from the public.

         b. Second, within the limits of Exhibit 12B of OPNAVINST 5510.1, technical data may be marked with one of seven distribution statements to restrict its release to the public.

4. FOIA and FOUO Determination

         The Navy instruction dealing with FOLA and FOUO markings is SECNAVINST 5720.42. This instruction defines specifically which categories of information possessed by the Government are exempt from public release under FOIA. If the information does not fit one of the nine exemptions criteria, it cannot be marked FOUO. As a guide for the reader, excerpts from this instruction are included here to help you determine if your information can or should be marked FOUO.

         a. The nine FOIA exemptions in SECNAV Instruction 5720.42 are:

                  (b)(1)   Classified Information
                  (b)(2)   Personnel Rules and Practices
                  (b)(3)   Exempted by Statute
                  (b)(4)   Trade Secrets, Commercial Information
                  (b)(5)   Internal Memoranda, Opinions, Recommendations
                  (b)(6)   Personal Privacy
                  (b)(7)   Investigative Records
                  (b)(8)   Financial Institutions
                  (b)(9)   Geological and Geophysical Data

         b. Notes from the three paragraphs of SECNAV Instruction 5720.42 which are most applicable for the OPSEC Program at NAVAIRTESTCEN are reproduced below for your review (guidelines for exemptions (b) (3), (b) (4), and (b) (5)). For details on FOUO marking and handling, refer to paragraph 9 of the SECNAV Instruction.

         (1) (Begin Quote: Excerpts from SECNAV Instruction 5720.42, Enclosure
(3), Page 2)

         "3. Exemption (b)(3). Exempts those records containing matters that a statute specifically exempts from disclosure by terms that permit no discretion on the issue, or under criteria established by that statute for withholding or referring to particular types of matters to be withheld. Authorization or requirement may be found in the statute itself or in Executive Orders or regulations authorized by, upon implementation of a statute. The Privacy Act, 5 U.S.C. 552a is not an applicable statute under 552(b)(3). Examples include:

                  (a) Public Law 86-36 (50 U.S.C. 402 note). National Security Agency Information Exemption, P.L. 86-36, Section 6.

                  (b) 35 U.S.C. 181-188, patent Secrecy. Any records containing information relating to inventions that are the subject of patent applications on which Patent Secrecy Orders have been issued.

                  (c) 42 U.S.C. 2162. Restricted Data and Formerly Restricted Data.

                  (d) 18 U.S.C. 798. Communication Intelligence.

                  (e) 50 U.S.C. 402(d) (3) and (g). Intelligence sources and methods.

                  (f) 21 U.S.C. 1175. Drug abuse prevention/rehabilitation records.

                  (g) 42 U.S.C. 4582. Alcohol abuse prevention/rehabilitation records.

                  (h) 10 U.S.C. 130. Authority to withhold from public disclosure unclassified technical data with military or space application which contains critical technology in the possession of, or control of, a DOD component or naval activity which may not be exported lawfully without an approval, authorization, or license under Executive Order 12470 or the Arms Export Control Act.

                  (i) 10 U.S.C. 1102. Confidentiality of Medical Quality
         Records.

         (2) 4. Exemption (b) (4). Exempts those records containing trade secrets or commercial or financial information that a naval activity receives from a person or organization outside the Government with the understanding that the information or record will be retained on a privileged or confidential basis. Records within the exemption must contain trade secrets, or commercial or financial records, the disclosure of which is likely to cause substantial harm to the competitive position of the source providing the information, impair the government's ability to obtain necessary information in the future, or impair some other legitimate government interest. Examples include records that contain:

                  (a) Commercial or financial information received in confidence in connection with loans, bids, contracts, or proposals, and privileged information or information received in confidence such as trade secrets, inventions and discoveries, or other proprietary data.

                  (b) Statistical data and commercial or financial information concerning contract performance, income, profits, losses, and expenditures, if offered and received in confidence from a contractor or potential contractor.

                  (c) Personal statements given in the course of inspections, investigations, or audits, when such statements are received in confidence from the individual and retained in confidence because they reveal trade secrets or commercial or financial information normally considered confidential or privileged.

                  (d) Financial data provided in confidence by private employers in connection with local wage surveys used to fix and adjust pay schedules applicable to the prevailing wage rate for employees within the DON.

                  (e) Scientific and manufacturing processes or developments concerning technical or scientific data or other information submitted with an application for a research grant, or with a report while research is in progress.

                  (f) Technical or scientific data developed by a contractor or subcontractor exclusively at private expense, or developed in part with federal funds and in part at private expense, where the contractor or subcontractor retains a legitimate proprietary interest in the data under 10 U.S.C. 2320-2321 and DOD Federal Acquisition Regulation Supplement (DFARS), Sub-Part 27.4. Technical data developed exclusively with federal funds may be withheld under exemption (b) (3) if it meets the criteria of 10 U.S.C. 130.

         (3) 5. Exemption (b) (5). Exempts those records containing internal advice, recommendations, and subjective evaluations, as contrasted with factual matters, that are reflected in records pertaining to the decision-making process of an agency, whether between agencies or between DOD and DON components, except as provided in subsections 5b through 5c.

                  (a) Examples include:

                  (b) Nonfactual portions of staff papers, to include after-action reports and situation reports containing staff evaluations, advice opinions, or suggestions.

                  (c) Advice, suggestions, or evaluations prepared on behalf of DON individual consultants or by boards, committees, councils, groups, panels, conferences, commissions, task forces, or other similar groups formed for the purpose of obtaining advice and recommendations.

                  (d) Nonfactual portions of evaluations by DON personnel or contractors and their products.

                  (e) Information of a speculative or tentative nature on proposed plans to procure, lease, or otherwise acquire and dispose of materials, real estate, facilities, or functions, when such information would provide undue or unfair competitive advantage to private personal interests or would impede legitimate government functions.

                  (f) Trade secrets or other confidential research and development, or commercial information owned by the Government, where premature release is likely to affect the Government's negotiating position or other commercial interests."

         (The remainder of exemption (5) (b) does not apply to OPSEC.)

         (End Quote From SECNAVINST 5720342)

5. Summary of FOLA Determination Criteria

         For OPSEC purposes, most of the technical information in use at NAVAIRTESTCEN will be covered under at least one of the above three exemptions to the FOIA. Where information concerning critical (nonexportable) technology, intelligence, or patents are involved, exemption (b) (3) applies. Where our reports with advice recommendations to our sponsors are involved, exemption (b)
(5) applies.

6. Limitations on Using FOLA for Unclassified Critical Information

         a. Obviously, not all unclassified Critical Information will fit the criteria for FOIA exemption. Examples or potential OPSEC indicators which do not fit within the FOIA exemptions include: Administrative information, schedules, budgets, communications plans, logistics, equipment deliveries, procurement requests, and changes in operating patterns. This information must be controlled by other measures, such as limiting initial distribution to an essential minimum, taking precautions for handling any information known to be a potential indicator, and fostering awareness of the sensitivity of such information.

         b. Although FOUO cannot be applied to all unclassified information, judicious handling can keep much of this information from public view long enough to accomplish OPSEC goals and protect sensitive operations from intelligence gatherings. A factor in our favor is that the process of requesting information through FOIA is time-consuming for an adversary, and the usefulness of time-sensitive indicators obtained through the FOIA will be negated by the processing delay. If the initial distribution of such information is limited to an essential minimum and it is not made public until requested through FOIA, OPSEC can and will function properly. Remember that good OPSEC procedures must include careful handling of unclassified Critical Information, whether or not it can be marked FOUO.

7. Distribution Statements

         To maintain control of unclassified technical information may required the use of Distribution Statements in addition to using FOUO wherever it is applicable. Exhibit 12B of OPNAV Instruction 5510.1 addresses the application of approved distribution statements to all technical documents in great detail, and should be referred to for guidance.

                                 ATTACHMENT (5)

                         Certification of Services Form

                                     1 page

CERTIFICATION OF SERVICES                             ATTACHMENT (5) Page 1 of 1
NDW NALC 4280/1 (8-83)                                N00019-96-R-0026

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REMARKS: (Other Charges/Credits)








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                        OPERATING AREA (CHECK ONE)
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NORFOLK, VA.          JACKSONVILLE, FL.  SAN DIEGO, CA.       MEDITERRANEAN



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              DAYS
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AVAILABLE   AVAILABLE   NON-AVAILABILITY    TYPE            EXPLANATION
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MM     DD   MM     DD   MM  DD  HR  MIN
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I certify that the above record of         I certify that the above services
services is correct and no payment         were received:
has been received. I certify that
the supplies and services were
furnished in accordance with the
provisions of the contract.
-------------------------------------------------------------------------------
SIGNATURE OF CONTRACT REPRESENTATIVE       SIGNATURE OF AGENCY REPRESENTATIVE


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NAME (PRINT) AND TITLE                     NAME (PRINT) AND TITLE


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COMPANY ADDRESS                            AGENCY ADDRESS



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DATE       TEL. NO.                        DATE       TEL. NO.

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
                                 ATTACHMENT (6)

                     Department of Labor Wage Determinations

                          94-2057 (R4) - 08/17/95 - 9 pages
                          94-2115 (R5) - 11/28/95 - 9 pages
                          94-2543 (R7) - 06/20/95 - 9 pages
                          95-0222 (R1) - 05/02/95 - 4 pages

REGISTER OF WAGE DETERMINATIONS UNDER                               Page 1 of 9
    THE SERVICE CONTRACT ACT                        U.S. DEPARTMENT OF LABOR
By direction of the Secretary of Labor       EMPLOYMENT STANDARDS ADMINISTRATION
                                                     WAGE AND HOUR DIVISION
Alan L. Moss         Division of              Wage Determination No.: 91-2057
Director             Wage Determinations                   Revision : 4
State(s): California                          Date of Last Revision :08/17/1995
Area: CALIFORNIA COUNTIES OF IMPERIAL, SAN DIEGO.

           ** Fringe Benefits Required For All Occupations Included In This Wage Determination Follow The Occupational Listing **

OCCUPATION CODE AND TITLE                                                                       MINIMUM HOURLY WAGE

ADMINISTRATIVE SUPPORT AND CLERICAL:
01011 Accounting Clerk I                                                                          $ 8.61
01012 Accounting Clerk II                                                                         $ 9.40
01013 Accounting Clerk III                                                                        $10.93
01014 Accounting Clerk IV                                                                         $13.27
01030 Court Reporter                                                                              $12.23
01050 Dispatcher, Motor Vehicle                                                                   $12.23
01060 Document Preparation Clerk                                                                  $10.23
01090 Duplicating Machine Operator                                                                $10.23
01110 Film/Tape Librarian                                                                         $10.55
01115 General Clerk I                                                                             $ 6.96
01116 General Clerk II                                                                            $ 7.82
01117 General Clerk III                                                                           $10.23
01118 General Clerk IV                                                                            $12.10
01120 Housing Referral Assistant                                                                  $13.52
01131 Key Entry Operator I                                                                        $ 9.19
01132 Key Entry Operator II                                                                       $10.43
01191 Order Clerk I                                                                               $ 9.97
01192 Order Clerk II                                                                              $11.10
01220 Order Filler                                                                                $ 8.43
01261 Personnel Assistant                                                                         $10.22
 (Employment) I
01262 Personnel Assistant                                                                         $11.48
 (Employment) II
01263 Personnel Assistant                                                                         $12.31
 (Employment) III
01264 Personnel Assistant                                                                         $13.82
 (Employment) IV
01270 Production Control Clerk                                                                    $13.52
01290 Rental Clerk                                                                                $10.55
01300 Scheduler, Maintenance                                                                      $10.55
01311 Secretary I                                                                                 $10.55
01312 Secretary II                                                                                $12.23
01313 Secretary III                                                                               $13.52
01314 Secretary IV                                                                                $15.81
01315 Secretary V                                                                                 $18.84
01320 Service Order Dispatcher                                                                    $10.55
01341 Stenographer I                                                                              $ 9.39
01342 Stenographer II                                                                             $10.55



01400 Supply Technician                                                                           $15.81
01420 Survey Worker (Interviewer)                                                                 $12.23
01460 Switchboard Operator-Receptionist                                                           $ 8.20
00000 Travel Clerk I                                                                              $ 7.91
01532 Travel Clerk II                                                                             $ 8.65
01533 Travel Clerk III                                                                            $ 9.50
01551 Typist I                                                                                    $ 9.14
01552 Typist II                                                                                   $ 9.97
01611 Word Processor I                                                                            $ 9.97
01612 Word Processor II                                                                           $12.26
01613 Word Processor III                                                                          $14.55

AUTOMATIC DATA PROCESSING:

03010 Computer Data Librarian                                                                     $10.23
03041 Computer Operator I                                                                         $10.23
03042 Computer Operator II                                                                        $11.45
03043 Computer Operator III                                                                       $13.74
03044 Computer Operator IV                                                                        $16.55
03045 Computer Operator V                                                                         $18.32
03071 Computer Programmer I 1/                                                                    $12.42
03072 Computer Programmer II 1/                                                                   $15.39
03073 Computer Programmer III 1/                                                                  $19.32
03074 Computer Programmer IV 1/                                                                   $22.96
03101 Computer Systems Analyst I 1/                                                               $18.70
03102 Computer Systems Analyst II 1/                                                              $22.96
03103 Computer Systems Analyst III 1/                                                             $26.32
03160 Peripheral Equipment Operator                                                               $10.23

AUTOMOTIVE SERVICE:
05105  Automobile Body Repairer, Fiberglass                                                       $17.81
05010 Automotive Glass Installer                                                                  $16.56
05040 Automotive Worker                                                                           $16.56
05070 Electrician, Automotive                                                                     $17.21
05100 Mobile Equipment Servicer                                                                   $15.24
05130 Motor Equipment Metal Mechanic                                                              $17.81
05160 Motor Equipment Metal Worker                                                                $16.56
05190 Motor Vehicle Mechanic                                                                      $17.81
05220 Motor Vehicle Mechanic Helper                                                               $14.29
05250 Motor Vehicle Upholstery Worker                                                             $15.95
05280 Motor Vehicle Wrecker                                                                        $16.56
05310 Painter, Automotive                                                                         $17.21
05340 Radiator Repair Specialist                                                                  $16.56
05370 Tire Repairer                                                                               $15.24
05400 Transmission Repair Specialist                                                              $17.81


FOOD PREPARATION AND SERVICE:
07010 Baker                                                                                       $10.72
07041 Cook I                                                                                      $ 9.87
07042 Cook II                                                                                     $10.72
07070 Dishwasher                                                                                  $ 7.40
07100 Food Service Worker                                                                         $ 7.40
07130 Meat Cutter                                                                                 $10.72
07150 Waiter/Waitress                                                                             $ 8.01

FURNITURE  MAINTENANCE AND REPAIR:

09010 Electrostatic Spray Painter                                                                 $17.21
09040 Furniture Handler                                                                           $12.37
09070 Furniture Refinisher                                                                       $ 17.21
09--- Furniture Refinisher Helper                                                                $ 14.29
09--- Furniture Repairer, Minor                                                                  $ 15.95
09--- Upholsterer                                                                                $ 17.21

GENERAL SERVICES AND SUPPORT:

11030 Cleaner, Vehicles                                                                           $ 7.40
11060 Elevator Operator                                                                           $ 7.40
11090 Gardener                                                                                    $ 9.87
11121 Housekeeping Aide I                                                                         $ 6.78
11122 Housekeeping Aide II                                                                        $ 7.40
11150 Janitor                                                                                     $ 7.40
11180 Laborer                                                                                     $ 7.40
11210 Laborer, Grounds Maintenance                                                                $ 8.01
11240 Maid or Houseman                                                                            $ 6.78
11270 Pest Controller                                                                             $10.33
11300 Refuse Collector                                                                            $ 7.40
11360 Window Cleaner                                                                              $ 8.01

HEALTH:

12010 Ambulance Driver                                                                            $ 7.61
12040 Emergency Medical Technician                                                                $ 9.55
12070 Licensed Practical Nurse                                                                    $ 9.55
12100 Medical Assistant                                                                           $ 8.53
12130 Medical Laboratory Technician                                                               $ 8.53
12160 Medical Record Clerk                                                                        $ 8.53
00000 Medical Record Technician                                                                   $11.82
00000 Nursing Assistant                                                                           $ 7.60
00000 Pharmacy Technician                                                                         $10.64
12280 Phlebotomist                                                                                $ 8.53
12311 Registered Nurse I                                                                          $15.34
12312 Registered Nurse II                                                                         $18.07
12313 Registered Nurse II, Specialist                                                             $18.07
12314 Registered Nurse III                                                                        $21.48
12315 Registered Nurse III, Anesthetist                                                           $21.48
12316 Registered Nurse IV                                                                         $25.73


INFORMATION AND ARTS:

13002 Audiovisual Librarian                                                                       $15.81
13011 Exhibits Specialist I                                                                       $15.88
13012 Exhibits Specialist II                                                                      $18.50
13013 Exhibits Specialist III                                                                     $22.63
13041 Illustrator I                                                                               $15.88
13042 Illustrator II                                                                              $18.50
13043 Illustrator III                                                                             $22.63
13050 Library Technician                                                                          $12.23
13071 Photographer I                                                                              $12.33
13072 Photographer II                                                                             $15.88
13073 Photographer III                                                                            $18.50
13014 Photographer IV                                                                             $22.63
13075 Photographer V                                                                              $27.38

LAUNDRY, DRY CLEANING, PRESSING:

15010 Assembler                                                                                   $ 5.84
15030 Counter Attendant                                                                           $ 5.84
15040 Dry Cleaner                                                                                 $ 7.18
15070 Finisher, Flatwork, Machine                                                                 $ 5.84
00000 Presser, Hand                                                                               $ 5.84
00000 Presser, Machine, Dry Cleaning                                                              $ 5.84
00000 Presser, Machine, Shirts                                                                    $ 5.84
15160 Presser, Machine, Wearing Apparel, Laundry                                                  $ 5.84
15190 Sewing Machine Operator                                                                     $ 7.68
15220 Tailor                                                                                      $ 8.23
15250 Washer, Machine                                                                             $ 6.16

MACHINE TOOL OPERATION AND REPAIR:

19010 Machine-tool Operator (Toolroom)                                                            $17.21
19040 Tool and Die Maker                                                                          $19.18

MATERIALS HANDLING AND PACKING:

21010 Fuel Distribution System Operator                                                           $15.24
21020 Material Coordinator                                                                        $12.39
21030 Material Expediter                                                                          $12.39
21040 Material Handling Laborer                                                                   $ 7.86
21071 Forklift Operator                                                                           $12.53
21100 Shipping/Receiving Clerk                                                                    $ 8.81
21130 Shipping Packer                                                                             $ 8.81
21150 Stock Clerk                                                                                 $ 9.84
21210 Tools and Parts Attendant                                                                   $11.11
00000 Warehouse Specialist                                                                        $11.11

MECHANICS AND MAINTENANCE AND REPAIR:

23010 Aircraft Mechanic                                                                           $17.81
23040 Aircraft Mechanic Helper                                                                    $14.29


23060 Aircraft Servicer                                                                           $15.95
23070 Aircraft Worker                                                                             $16.56
23100 Appliance Mechanic                                                                          $17.21
23120 Bicycle Repairer                                                                            $15.24
23125 Cable Splicer                                                                               $17.81
23130 Carpenter, Maintenance                                                                      $17.21
23140 Carpet Layer                                                                                $16.56
23160 Electrician, Maintenance                                                                    $18.52
23181 Electronics Technician, Maintenance I                                                       $10.48
23182 Electronics Technician, Maintenance II                                                      $16.75
23183 Electronics Technician, Maintenance III                                                     $19.83
23260 Fabric Worker                                                                               $15.95
23290 Fire Alarm System Mechanic                                                                  $17.81
23310 Fire Extinguisher Repairer                                                                  $15.24
23340 Fuel Distribution System Mechanic                                                           $17.81
23370 General Maintenance Worker                                                                  $16.56
23400 Heating, Refrigeration and Air Conditioning Mechanic                                        $17.81
23430 Heavy Equipment Mechanic                                                                    $17.81
00000 Instrument Mechanic                                                                         $17.81
00000 Locksmith                                                                                   $17.21
23530 Machinery Maintenance Mechanic                                                              $17.64
23550 Machinist, Maintenance                                                                      $18.32
23580 Maintenance Trades Helper                                                                   $14.29
23640 Millwright                                                                                  $17.81
23700 Office Appliance Repairer                                                                   $17.21
00000 Painter, Aircraft                                                                           $17.21
00000 Painter, Maintenance                                                                        $17.21
23790 Pipefitter, Maintenance                                                                     $17.81
23800 Plumber, Maintenance                                                                        $17.21
23820 Pneudraulic Systems Mechanic                                                                $17.81
23850 Rigger                                                                                      $17.81
23870 Scale Mechanic                                                                              $16.56
23890 Sheet-metal Worker, Maintenance                                                             $17.81
23910 Small Engine Mechanic                                                                       $16.56
23930 Telecommunications Mechanic I                                                               $17.81
23940 Telecommunications Mechanic II                                                              $18.44
23950 Telephone Lineman                                                                           $17.81
23960 Welder, Combination, Maintenance                                                            $17.81
23965 Well Driller                                                                                $17.81
23970 Woodcraft Worker                                                                            $17.81
23980 Woodworker                                                                                  $15.24

PERSONAL NEEDS:

24570 Child Care Attendant                                                                        $ 8.21
24600 Chore Aide                                                                                  $ 6.78
24630 Homemaker                                                                                   $12.75



PLANT AND SYSTEM OPERATION:

25--- Boiler Tender                                                                               $17.81
25040 Sewage Plan Operator                                                                        $17.21
25070 Stationary Engineer                                                                         $17.81
25190 Ventilation Equipment Tender                                                                $14.29
25210 Water Treatment Plant operator                                                              $17.21

PROTECTIVE SERVICE:

27004 Alarm Monitor                                                                               $12.52
27010 Court Security Officer                                                                      $17.08
21040 Detention Officer                                                                           $17.08
27070 Firefighter                                                                                 $14.19
27101 Guard I                                                                                     $ 6.57
27102 Guard II                                                                                    $12.52
27130 Police Officer                                                                              $20.28

TECHNICAL:

29020 Archeological Technician                                                                    $18.50
29030 Cartographic Technician                                                                     $18.50
29040 Civil Engineering Technician                                                                $18.50
29061 Drafter I                                                                                   $10.99
29062 Drafter II                                                                                  $12.33
29063 Drafter III                                                                                 $15.88
29064 Drafter IV                                                                                  $18.50
29070 Embalmer                                                                                    $14.46
29081 Engineering Technician I                                                                    $10.67
29082 Engineering Technician II                                                                   $11.98
29083 Engineering Technician III                                                                  $13.98
00000 Engineering Technician IV                                                                   $17.68
29085 Engineering Technician V                                                                    $21.58
29086 Engineering Technician VI                                                                   $26.12
29090 Environmental Technician                                                                    $16.55
29210 Laboratory Technician                                                                       $13.74
29240 Mathematical Technician                                                                     $17.68
00000 Mortician                                                                                   $14.46
00000 Photooptics Technician                                                                      $17.68
29480 Technical Writer                                                                            $22.96
29620 Weather Observer, Senior 2/                                                                 $15.25
29621 Weather Observer, Combined 2/                                                               $13.74
           Upper Air and Surface Programs
29622 Weather Observer, Upper Air 2/                                                              $13.74

TRANSPORTATION/MOBILE EQUIPMENT OPERATION:
31030 Bus Driver                                                                                  $12.00
31100 Driver Messenger                                                                            $ 7.31
31200 Heavy Equipment Operator                                                                    $14.53
31290 Shuttle Bus Driver                                                                          $ 7.61
31300 Taxi Driver                                                                                 $ 7.31
31361 Truckdriver, Light Truck                                                                    $ 7.61
31362 Truckdriver, Medium Truck                                                                   $12.00




31363 Truckdriver, Heavy Truck                                                                    $12.99
36364 Truckdriver, Tractor-Trailer                                                                $13.51

MISCELLANEOUS:

99005  Aircraft Quality Control                                                                   $20.53
                  Inspector
99020  Animal Caretaker                                                                           $ 8.63
90030  Cashier                                                                                    $ 7.52
00000  Child Care Center Clerk                                                                    $11.48
00000  Desk Clerk                                                                                 $ 9.20
99260  Instructor                                                                                 $18.70
99300  Lifeguard                                                                                  $ 8.20
99350  Park Attendant (Aide)                                                                      $10.30
99400  Photofinishing Worker                                                                      $ 8.20
99500  Recreation Specialist                                                                      $12.75
99510  Recycling Worker                                                                           $ 9.26
99610  Sales Clerk                                                                                $ 8.20
99630  Sports Official                                                                            $ 8.20
99658  Survey Party Chief                                                                         $19.15
99659  Surveying Technician                                                                       $16.50
99660  Surveying Aide                                                                             $12.03
99690  Swimming Pool Operator                                                                     $10.72
99720  Vending Machine Attendant                                                                  $ 9.26
99730  Vending Machine Repairer                                                                   $10.72
99740  Vending Machine Repairer                                                                   $ 9.26
           Helper


        ** FRINGE BENEFITS REQUIRED FOR ALL OCCUPATIONS INCLUDED IN THIS
                              WAGE DETERMINATION **

HEALTH & WELFARE: $0.90 per hour or $36.00 per week or $156.00 per month.

VACATION: Two weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years; 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractor in the performance of similar work at the same Federal facility. (Reg. 4.173)

HOLIDAYS: Minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday,

Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541. (See 29 CFR 4.156)

APPLICABLE TO WEATHER OBSERVERS ONLY - NIGHT PAY & SUNDAY PAY: If you work at night as a part of a regular tour of duty, you will earn a NIGHT DIFFERENTIAL and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employee (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

                             ** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $4.25 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Titles and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of occupations," Fourth Edition, January 1993, as amended by First Supplement December 1993, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444))

Performance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract.

{See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FOE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. THIS report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).


4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "SERVICE Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

                                                                     Page 1 of 9
REGISTER OF WAGE DETERMINATIONS UNDER              U.S. DEPARTMENT OF LABOR
    THE SERVICE CONTRACT ACT                EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor             WAGE AND HOUR DIVISION
                                                    WASHINGTON D.C. 20210

Alan L. Moss              Division of
Director                  Wage Determinations      Wage Determination No.:
                                                   94-2115
                                                             Revision No.: 5
State(s): Florida, Georgia                         Date of Last Revision:
                                                   11/28/1995


Area: FLORIDA COUNTIES OF BAKER, CLAY, COLUMBIA, DUVAL, FLAGLER, HAMILTON, LAFAYETTE, MADISON, NASSAU, PUTNAM, ST JOHNS, SUWANNEE, TAYLOR. GEORGIA COUNTIES OF CAMDEN, CHARLTON.

           ** Fringe Benefits Required For All Occupations Included In This Wage Determination Follow The occupational Listing **

      OCCUPATION CODE AND TITLE                                                           MINIMUM HOURLY WAGE

ADMINISTRATIVE SUPPORT AND CLERICAL:
01011 Accounting Clerk I                                                                          $ 7.12
01012 Accounting Clerk II                                                                         $ 8.46
01013 Accounting Clerk III                                                                        $ 9.97
01014 Accounting Clerk IV                                                                         $12.46
01030 Court Reporter                                                                              $10.35
01050 Dispatcher, Motor Vehicle                                                                   $11.34
01060 Document Preparation Clerk                                                                  $ 6.90

01090 Duplicating Machine Operator                                                                $ 6.90
01110 Film/Tape Librarian                                                                         $ 9.44
01115 General Clerk I                                                                             $ 5.34
01116 General Clerk II                                                                            $ 6.00
01117 General Clerk III                                                                           $ 7.88
01118 General Clerk IV                                                                            $13.38
01120 Housing Referral Assistant                                                                  $11.60
01131 Key Entry Operator I                                                                        $ 7.74
01132 Key Entry Operator II                                                                       $ 9.47
01191 Order Clerk I                                                                               $ 8.50
01192 Order Clerk II                                                                              $ 9.66
01220 Order Filler                                                                                $ 8.17
01261 Personnel Assistant                                                                         $ 8.40
  (Employment) I
01262 Personnel Assistant                                                                         $ 9.44
  (Employment) II
01263 Personnel Assistant                                                                         $10.35
 (Employment) III
01264 Personnel Assistant                                                                         $11.60
  (Employment) IV
01270 Production Control Clerk                                                                    $11.60
01290 Rental Clerk                                                                                $ 9.44
01300 Scheduler, Maintenance                                                                      $ 9.44
01311 Secretary I                                                                                 $ 9.44
01312 Secretary II                                                                                $10.35
01313 Secretary III                                                                               $11.60
01314 Secretary IV                                                                                $14.56
01315 Secretary V                                                                                 $14.77
01320 Service Order Dispatcher                                                                    $ 8.20
01341 Stenographer I                                                                              $11.66
01342 Stenographer II                                                                             $12.37
01400 Supply Technician                                                                           $10.63
01420 Survey Worker (Interviewer)                                                                 $10.35
01460 Switchboard Operator                                                                        $ 7.30
           Receptionist
01531 Travel Clerk I                                                                              $ 7.28
01532 Travel Clerk II                                                                             $ 7.92
01533 Travel Clerk III                                                                            $ 8.52
01611 Word Processor I                                                                            $ 8.38
01612 Word Processor II                                                                           $ 9.02
01613 Word Processor III                                                                          $10.10

AUTOMATIC DATA PROCESSING:

03010 Computer Data Librarian                                                                     $10.17
03041 Computer Operator I                                                                         $10.17
03042 Computer Operator II                                                                        $10.97
03043 Computer Operator III                                                                       $12.88
03044 Computer Operator IV                                                                        $15.81
03045 Computer Operator V                                                                         $17.55
03071 Computer Programmer I 1/                                                                    $11.60
03072 Computer Programmer II 1/                                                                   $13.78

03073 Computer Programmer III 1/                                                                  $17.15
03074 Computer Programmer IV 1/                                                                   $20.75
03101 Computer Systems Analyst I 1/                                                               $17.26
03102 Computer Systems Analyst II 1/                                                              $20.31
03103 Computer Systems Analyst III 1/                                                             $25.03
03160 Peripheral Equipment Operator                                                               $10.17

AUTOMOTIVE SERVICE:

00000 Automobile Body Repairer,                                                                   $13.63
           Fiberglass
05010 Automotive Glass Installer                                                                  $12.05
05040 Automotive Worker                                                                           $12.05
05070 Electrician, Automotive                                                                     $13.63
05100 Mobile Equipment Servicer                                                                   $10.36
05130 Motor Equipment Metal Mechanic                                                              $13.63
05160 Motor Equipment Metal Worker                                                                $12.05
05190 Motor Vehicle Mechanic                                                                      $13.63
05220 Motor Vehicle Mechanic Helper                                                               $ 9.57
05250 Motor Vehicle Upholstery Worker                                                             $12.05
05280 Motor Vehicle Wrecker                                                                       $12.05
05310 Painter, Automotive                                                                         $12.85
05340 Radiator Repair Specialist                                                                  $12.05
05370 Tire Repairer                                                                               $10.36
05400 Transmission Repair Specialist                                                              $13.63

FOOD PREPARATION AND SERVICE:

07010 Baker                                                                                       $ 8.53
07041 Cook I                                                                                      $ 7.31
07042 Cook II                                                                                     $ 8.53
07070 Dishwasher                                                                                  $ 5.01
07130 Meat Cutter                                                                                 $ 8.53
07250 Waiter/Waitress                                                                             $ 5.66

FURNITURE  MAINTENANCE AND REPAIR:

09010 Electrostatic Spray Painter                                                                 $13.21
09040 Furniture Handler                                                                           $ 9.29
09070 Furniture Refinisher                                                                        $13.51
09100 Furniture Refinisher Helper                                                                 $10.04
09110 Furniture Repairer, Minor                                                                   $11.76
09130 Upholsterer                                                                                 $13.48

GENERAL SERVICES AND SUPPORT:

11030 Cleaner, Vehicles                                                                           $ 5.01
11060 Elevator Operator                                                                           $ 5.01
11090 Gardener                                                                                    $ 6.43
11121 Housekeeping Aide I                                                                         $ 5.01
11122 Housekeeping Aide II                                                                        $ 5.59
11150 Janitor                                                                                     $ 5.01
11180 Laborer                                                                                     $ 7.45

11210 Laborer, Grounds Maintenance                                                                $ 5.66
11240 Maid or Houseman                                                                            $ 4.36
11270 Pest Controller                                                                             $ 7.92
11300 Refuse Collector                                                                            $ 5.01
11360 Window Cleaner                                                                              $ 5.66

HEALTH:

12010 Ambulance Driver                                                                            $ 7.32
12040 Emergency Medical Technician                                                                $ 9.09
12100 Medical Assistant                                                                           $ 8.13
12130 Medical Laboratory Technician                                                               $ 8.13
12160 Medical Record Clerk                                                                        $ 8.13
12190 Medical Record Technician                                                                   $11.26
12250 Pharmacy Technician                                                                         $10.13
12280 Phlebotomist                                                                                $ 8.13
12311 Registered Nurse I                                                                          $11.26
12312 Registered Nurse II                                                                         $13.77
12313 Registered Nurse II,Specialist                                                              $13.77
12314 Registered Nurse III                                                                        $16.66
12315 Registered Nurse III,                                                                       $16.66
                    Anesthetist
12316 Registered Nurse IV                                                                         $19.97

INFORMATION AND ARTS:

13002 Audiovisual Librarian                                                                       $12.72
13011 Exhibits Specialist I                                                                       $10.38
13012 Exhibits Specialist II                                                                      $12.76
13013 Exhibits Specialist III                                                                     $14.98
13041 Illustrator I                                                                               $10.38
13042 Illustrator II                                                                              $12.76
13043 Illustrator III                                                                             $14.98
13050 Library Technician                                                                          $10.38
13071 Photographer I                                                                              $10.38
13072 Photographer II                                                                             $12.76
13073 Photographer III                                                                            $14.99
13074 Photographer IV                                                                             $18.28
13075 Photographer V                                                                              $22.17

LAUNDRY, DRY CLEANING, PRESSING:

15010 Assembler                                                                                   $ 5.25
15030 Counter Attendant                                                                           $ 5.25
15040 Dry Cleaner                                                                                 $ 6.69
15070 Finisher, Flatwork, Machine                                                                 $ 5.25
15090 Presser, Hand                                                                               $ 5.25
15100 Presser, Machine, Dry Cleaning                                                              $ 5.25
15130 Presser, Machine, Shirts                                                                    $ 5.25
15160 Presser, Machine, Wearing                                                                   $ 5.25
           Apparel, Laundry
15190 Sewing Machine Operator                                                                     $ 7.15
15220 Tailor                                                                                      $ 7.65

15250 Washer, Machine                                                                             $ 5.73

MACHINE TOOL OPERATION AND REPAIR:

19010 Machine-tool Operator                                                                       $13.48
           (Toolroom)
19040 Tool and Die Maker                                                                          $16.49

MATERIALS HANDLING AND PACKING:

21010 Fuel Distribution System                                                                    $12.55
           Operator
21020 Material Coordinator                                                                        $10.86
21030 Material Expediter                                                                          $10.86
21040 Material Handling Laborer                                                                   $ 9.35
21071 Forklift Operator                                                                           $10.69
21100 Shipping/Receiving Clerk                                                                    $ 9.00
21130 Shipping Packer                                                                             $ 9.00
21210 Tools and Parts Attendant                                                                   $ 9.88
21400 Warehouse Specialist                                                                        $ 9.28

MECHANICS AND MAINTENANCE AND REPAIR:

23010 Aircraft Mechanic                                                                           $14.34
23040 Aircraft Mechanic Helper                                                                    $10.06
23060 Aircraft Servicer                                                                           $11.81
23070 Aircraft Worker                                                                             $12.68
23100 Appliance Mechanic                                                                          $13.48
23120 Bicycle Repairer                                                                            $10.90
23125 Cable Splicer                                                                               $14.34
23130 Carpenter, Maintenance                                                                      $13.51
23140 Carpet Layer                                                                                $13.51
23160 Electrician, Maintenance                                                                    $14.34
23181 Electronics Technician,                                                                     $16.53
           Maintenance I
23182 Electronics Technician,                                                                     $17.59
           Maintenance II
23183 Electronics Technician,                                                                     $18.65
           Maintenance III
23260 Fabric Worker                                                                               $10.68
23290 Fire Alarm System Mechanic                                                                  $14.34
23310 Fire Extinguisher Repairer                                                                  $11.81
23340 Fuel Distribution System                                                                    $14.34
           Mechanic
23370 General Maintenance Worker                                                                  $ 8.00
23400 Heating, Refrigeration and Air                                                              $14.34
           Conditioning Mechanic
23430 Heavy Equipment Mechanic                                                                    $14.34
23460 Instrument Mechanic                                                                         $14.34
23500 Locksmith                                                                                   $13.48
23530 Machinery Maintenance Mechanic                                                              $14.34
23550 Machinist, Maintenance                                                                      $14.34
23580 Maintenance Trades Helper                                                                   $10.04
23640 Millwright                                                                                  $14.34
23700 Office Appliance Repairer                                                                   $14.48
23740 Painter, Aircraft                                                                           $13.51
23760 Painter, Maintenance                                                                        $13.51
23790 Pipefitter, Maintenance                                                                     $14.34

23800 Plumber, Maintenance                                                                        $13.51
23820 Pneudraulic Systems Mechanic                                                                $14.34
23850 Rigger                                                                                      $14.34
23870 Scale Mechanic                                                                              $12.83
23890 Sheet-metal Worker,                                                                         $14.34
           Maintenance
23910 Small Engine Mechanic                                                                       $12.62
23930 Telecommunications Mechanic I                                                               $14.34
23940 Telecommunications Mechanic II                                                              $15.20
23950 Telephone Lineman                                                                           $14.34
23960 Welder, Combination, Maintenance                                                            $14.34
23965 Well Driller                                                                                $14.34
23970 Woodcraft Worker                                                                            $14.34
23980 Woodworker                                                                                  $10.90

PERSONAL NEEDS:

24570 Child Care Attendant                                                                        $ 8.18
24600 Chore Aide                                                                                  $ 4.36
24630 Homemaker                                                                                   $11.39

PLANT AND SYSTEM OPERATION:

25010 Boiler Tender                                                                               $14.34
25040 Sewage Plant Operator                                                                       $13.51
25070 Stationary Engineer                                                                         $14.34
25190 Ventilation Equipment Tender                                                                $10.04
00000 Water Treatment Plant Operator                                                              $14.34

PROTECTIVE SERVICE:

27004 Alarm Monitor                                                                               $ 7.74
27010 Court Security Officer                                                                      $11.06
27040 Detention Officer                                                                           $11.06
27070 Firefighter                                                                                 $10.18
27101 Guard I                                                                                     $ 5.20
27102 Guard II                                                                                    $ 7.74
27130 Police Officer                                                                              $12.90

TECHNICAL:

29020 Archeological Technician                                                                    $14.98
29030 Cartographic Technician                                                                     $14.98
29040 Civil Engineering Technician                                                                $14.98
29061 Drafter I                                                                                   $ 9.25
29062 Drafter II                                                                                  $10.38
29063 Drafter III                                                                                 $12.76
29064 Drafter IV                                                                                  $14.98
29070 Embalmer                                                                                    $13.77
29081 Engineering Technician I                                                                    $ 9.25
29082 Engineering Technician II                                                                   $10.38
29083 Engineering Technician III                                                                  $12.76
29084 Engineering Technician IV                                                                   $14.98
29085 Engineering Technician V                                                                    $18.28


29086 Engineering Technician VI                                                                   $22.17
29090 Environmental Technician                                                                    $15.81
00000 Laboratory Technician                                                                       $12.04
29240 Mathematical Technician                                                                     $14.98
29330 Mortician                                                                                   $13.77
29390 Photooptics Technician                                                                      $14.98
29480 Technical Writer                                                                            $17.23
29620 Weather Observer, Senior 2/                                                                 $14.30
29621 Weather Observer, Combined 2/                                                               $12.88
           Upper Air and Surface Programs
29622 Weather Observer, Upper Air 2/                                                              $12.88

TRANSPORTATION/MOBILE EQUIPMENT
OPERATION:

31030 Bus Driver                                                                                  $10.00
31100 Driver Messenger                                                                            $ 7.13
31200 Heavy Equipment Operator                                                                    $15.64
31290 Shuttle Bus Driver                                                                          $ 7.32
31300 Taxi Driver                                                                                 $ 6.77
31361 Truckdriver, Light Truck                                                                    $ 7.32
31362 Truckdriver, Medium Truck                                                                   $10.00
31363 Truckdriver, Heavy Truck                                                                    $12.91
36364 Truckdriver, Tractor-Trailer                                                                $13.72

MISCELLANEOUS:

99005 Aircraft Quality Control                                                                    $15.20
            Inspector
99020 Animal Caretaker                                                                            $ 5.76
99030 Cashier                                                                                     $ 6.72
99040 Child Care Center Clerk                                                                     $10.22
99050 Desk Clerk                                                                                  $ 8.18
99260 Instructor                                                                                  $15.35
99300 Lifeguard                                                                                   $ 7.30
00000 Park Attendant (Aide)                                                                       $ 9.20
00000 Recreation Specialist                                                                       $ 9.35
00000 Recycling Worker                                                                            $ 6.76
99610 Sales Clerk                                                                                 $ 7.30
99630 Sports Official                                                                             $ 7.30
99658 Survey Party Chief                                                                          $13.69
99659 Surveying Technician                                                                        $11.66
99660 Surveying Aide                                                                              $ 8.51
99690 Swimming Pool Operator                                                                      $ 8.53
99720 Vending Machine Attendant                                                                   $ 6.77
99730 Vending Machine Repairer                                                                    $ 8.53
99740 Vending Machine Repairer                                                                    $ 6.77
            Helper

          ** FRINGE BENEFITS REQUIRED FOR ALL OCCUPATIONS INCLUDED IN
                           THIS WAGE DETERMINATION **

HEALTH & WELFARE: $0.90 per hour or $36.00 per week or $156.00 per month.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 8 years; 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility. (See 29 CFR 4.173)

HOLIDAYS: Minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541. (See 29 CFR 4.156)

APPLICABLE TO WEATHER OBSERVERS ONLY - NIGHT PAY & SUNDAY PAY: If you work at night as a part of a regular tour of duty, you will earn a NIGHT DIFFERENTIAL and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employee (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

                             ** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $4.25 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Titles and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition, January 1993, as amended by First Supplement December 1993, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE {Standard Form 1444 (SF 1444))
Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See
Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FOE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

                                N00019-96-D-2047

                                                                     Page 1 of 9
REGISTER OF WAGE DETERMINATIONS UNDER          U.S. DEPARTMENT OF LABOR
   THE SERVICE  CONTRACT ACT                EMPLOYMENT STANDARDS ADMINISTRATION
                                            WAGE AND HOUR DIVISION
                                            WASHINGTON, D.C. 20210
   BY direction of the Secretary of Labor   Wage Determination No.:  94-2543
                                               Revision No.: 7
                                            Date of Last Revision:  06/20/1995

   Alan L. Moss    Division of
   Director        Wage Determinations

  State(s): North Carolina, Virginia

Area: NORTH CAROLINA COUNTIES OF CAMDEN, CHOWAN, CURRITUCK, GATES, PASQUOTANK, PERQUIMANS. VIRGINIA COUNTIES OF CHESAPEAKE, GLOUCESTER, HAMPTON, ISLE OF WIGHT, JAMES CITY, MATHEWS, NEWPORT NEWS, NORFOLK, POQUOSON, PORTSMOUTH, SOUTHAMPTON, SUFFOLK, SURRY, VIRGINIA BEACH, WILLIAMSBURG, YORK.

** Fringe Benefits Required For All Occupations Included In

This Wage Determination. Follow The Occupational Listing **

OCCUPATION CODE AND TITLE


ADMINISTRATIVE SUPPORT AND CLERICAL:             MINIMUM HOURLY WAGE

01011        Accounting Clerk I                             $ 6.75
01012        Accounting Clerk II                            $ 8.52
01013        Accounting Clerk III                           $ 9.95
01014        Accounting Clerk IV                            $10.75
01---        Court Reporter                                 $ 9.81
01---        Dispatcher, Motor Vehicle                      $ 8.03
01060        Document Preparation Clerk                     $ 8.08
01090        Duplicating Machine Operator                   $ 8.08
01110        Film/Tape Librarian                            $ 8.46
01115        General Clerk I                                $ 6.02
01116        General Clerk II                               $ 7.42
01117        General Clerk III                              $ 8.54
01118        General Clerk IV                               $ 9.58
01120        Housing Referral Assistant                     $10.42
01131        Key Entry Operator I                           $ 7.32
01132        Key Entry Operator II                          $ 9.24
01191        Order Clerk I                                  $ 7.32
01192        Order Clerk II                                 $ 9.59
01220        Order Filler                                   $ 8.46
01261        Personnel Assistant (Employment)I              $ 8.65
01262        Personnel Assistant (Employment) II            $10.03
01263        Personnel Assistant (Employment) III           $10.75
01264        Personnel Assistant (Employment) IV            $12.06
01270        Production Control Clerk                       $10.42
01290        Rental Clerk                                   $ 8.46
01300        Scheduler, Maintenance                         $ 8.46
01311        Secretary I                                    $ 8.46
01312        Secretary II                                   $ 9.81
01313        Secretary III                                  $10.42
01314        Secretary IV                                   $11.41
01315        Secretary V                                    $11.96
01320        Service Order Dispatcher                       $ 8.46
01341        Stenographer I                                 $ 8.78

01342 Stenographer II                                                     $ 9.86
01400 Supply Technician                                                   $10.00
01420 Survey Worker (Interviewer)                                         $ 9.81
01460 Switchboard Operator -Receptionist                                  $ 8.08
01531 Travel Clerk I                                                      $ 6.31
01532 Travel Clerk II                                                     $ 6.69
01533 Travel Clerk III                                                    $ 7.06
01551 Typist I                                                            $ 7.42
01552 Typist II                                                           $ 8.92
01611 Word Processor I                                                    $ 8.73
01612 Word Processor II                                                   $ 9.80
01613 Word Processor III                                                  $10.97

AUTOMATIC DATA PROCESSING:

  03010 Computer Data Librarian                                           $ 8.26
  03041 Computer Operator I                                               $ 8.26
  03042 Computer Operator II                                              $ 9.58
  03043 Computer Operator III                                             $11.83
  03044 Computer Operator IV                                              $13.70
  03045 Computer Operator V                                               $14.56
  03071 Computer Programmer I 1/                                          $11.02
  03072 Computer Programmer II 1/                                         $13.62
  03073 Computer Programmer III 1/                                        $16.20
  03074 Computer Programmer IV 1/                                         $19.39
  03101 Computer Systems Analyst I 1/                                     $17.62
  03102 Computer Systems Analyst II 1/                                    $20.28
  03103 Computer Systems Analyst III 1/                                   $23.23
  03--- Peripheral Equipment Operator                                     $ 8.26

AUTOMOTIVE SERVICE:

  05005 Automobile Body Repairer, Fiberglass                              $14.05
  05010 Automotive Glass Installer                                        $12.82
  05040 Automotive Worker                                                 $12.82
  05070 Electrician, Automotive                                           $13.42
  05100 Mobile Equipment Servicer                                         $11.59
  05130 Motor Equipment Metal Mechanic                                    $14.05
  05160 Motor Equipment Metal Worker                                      $12.82
  05190 Motor Vehicle Mechanic                                            $14.05
  05220 Motor Vehicle Mechanic Helper                                     $10.95
  05250 Motor Vehicle Upholstery Worker                                   $12.82
  05280 Motor Vehicle Wrecker                                             $12.82
  05310 Painter, Automotive                                               $13.42
  05340 Radiator Repair Specialist                                        $12.82
  05370 Tire Repairer                                                     $11.59
  05400 Transmission Repair Specialist                                    $14.05

FOOD PREPARATION AND SERVICE

07010 Baker                                                               $ 8.68
07041 Cook I                                                              $ 7.85
07042 Cook II                                                             $ 8.68
07070 Dishwasher                                                          $ 6.05
07--- Food Service Worker                                                 $ 6.05
07--- Meat Cutter                                                         $ 8.68
07250 Waiter/Waitress                                                     $ 6.58

FURNITURE MAINTENANCE AND REPAIR:

 09010 Electrostatic Spray Painter                                        $13.42
 09040 Furniture Handler                                                  $10.95
 09070 Furniture Refinisher                                               $13.42
 09100 Furniture Refinisher Helper                                        $10.95
 09110 Furniture Repairer, Minor                                          $12.19
 09130 Upholsterer                                                        $13.42

GENERAL SERVICES AND SUPPORT:

  11030 Cleaner, Vehicles                                                 $ 6.05
  11060 Elevator Operator                                                 $ 6.05
  11090 Gardener                                                          $ 7.75
  11121 Housekeeping Aide I                                               $ 5.93
  11122 Housekeeping Aide II                                              $ 6.49
  11150 Janitor                                                           $ 6.05
  11180 Laborer                                                           $ 9.68
  11210 Laborer, Grounds Maintenance                                      $ 6.58
  11240 Maid or Houseman                                                  $ 5.52
  11270 Pest Controller                                                   $ 8.25
  11300 Refuse Collector                                                  $ 6.05
  11360 Window Cleaner                                                    $ 6.58

HEALTH:
  12010 Ambulance Driver                                                  $ 8.75
  12040 Emergency Medical Technician                                      $ 9.13
  12--- Licensed Practical Nurse                                          $ 8.82
  12--- Medical Assistant                                                 $ 7.88
  12130 Medical Laboratory Technician                                     $ 7.88
  12160 Medical Record Clerk                                              $ 7.88
  12190 Medical Record Technician                                         $10.92
  12220 Nursing Assistant                                                 $ 7.02
  12250 Pharmacy Technician                                               $ 9.83
  12280 Phlebotomist                                                      $ 7.88
  12311 Registered Nurse I                                                $10.92
  12312 Registered Nurse II                                               $13.36
  12313 Registered Nurse II,                                              $13.36
        Specialist
  12314 Registered Nurse III                                              $16.16
  12315 Registered Nurse III,                                             $16.16
        Anesthetist
  12316 Registered Nurse IV                                               $19.37

INFORMATION AND ARTS:

  13002 Audiovisual Librarian                                             $14.56
  13011 Exhibits Specialist I                                             $13.06
  13012 Exhibits Specialist II                                            $15.87
  13013 Exhibits Specialist III                                           $17.63
  13041 Illustrator I                                                     $13.06
  13042 Illustrator II                                                    $15.87
  13043 Illustrator III                                                   $17.63
  13050 Library Technician                                                $11.02
  13071 Photographer I                                                    $10.40
  13--- Photographer II                                                   $13.06
  13--- Photographer III                                                  $15.87
  13--- Photographer IV                                                   $17.63
  13075 Photographer l'                                                   $21.32

LAUNDRY, DRY CLEANING, PRESSING:

  15--- Assembler                                                         $ 5.18
  15030 Counter Attendant                                                 $ 5.18
  15040 Dry Cleaner                                                       $ 6.30
  15070 Finisher, Flatwork,Machine                                        $ 5.18
  15090 Presser, Hand                                                     $ 5.18
  15100 Presser, Machine, Dry Cleaning                                    $ 5.18
  15130 Presser, Machine,Shirts                                           $ 5.18
  15160 Presser, Machine,Wearing                                          $ 5.18
        Apparel, Laundry
  15190 Sewing Machine Operator                                           $ 6.71
  15220 Tailor                                                            $ 7.11
  15250 Washer, Machine                                                   $ 5.57

MACHINE TOOL OPERATION AND REPAIR:
  19010 Machine-tool Operator (Toolroom)                                  $14.05
  19040 Tool and Die Maker                                                $15.57

MATERIALS HANDLING AND PACKING:

  21010 Fuel Distribution System Operator                                 $12.82
  21020 Material Coordinator                                              $12.19
  21030 Material Expediter                                                $12.19
  21040 Material Handling Laborer                                         $ 7.44
        Forklift Operator                                                 $ 9.05
        Shipping/Receiving Clerk                                          $ 8.85
  21130 Shipping Packer                                                   $ 8.85
  21150 Stock Clerk                                                       $ 8.85
  21210 Tools and Parts Attendant                                         $10.95
  21400 Warehouse Specialist                                              $10.54

MECHANICS AND MAINTENANCE AND REPAIR:
  23010 Aircraft Mechanic                                                 $14.05
  23040 Aircraft Mechanic Helper                                          $10.95
  23060 Aircraft Servicer                                                 $12.19
  23070 Aircraft Worker                                                   $12.82
  23100 Appliance Mechanic                                                $13.42
  23120 Bicycle Repairer                                                  $11.59
  23125 Cable Splicer                                                     $14.05
  23130 Carpenter, Maintenance                                            $13.42
  23140 Carpet Layer                                                      $13.42
  23160 Electrician, Maintenance                                          $15.57
  23181 Electronics Technician,Maintenance I                              $13.99
  23182 Electronics Technician,Maintenance II                             $14.31
  23183 Electronics Technician,Maintenance III                            $15.33
  23260 Fabric Worker                                                     $12.19
  23290 Fire Alarm System Mechanic                                        $14.05
  23310 Fire Extinguisher Repairer                                        $11.59
  23--- Fuel Distribution System Mechanic                                 $14.05
  23370 General Maintenance Worker                                        $ 8.75
  23400 Heating, Refrigeration and Air                                    $14.05


        Conditioning Mechanic

 23430 Heavy Equipment Mechanic                                        $14.05
 23460 Instrument Mechanic                                             $14.05
 23--- Locksmith                                                       $13.42
 23--- Machinery Maintenance Mechanic                                  $14.05
 23550 Machinist, Maintenance                                          $14.05
 23580 Maintenance Trades Helper                                       $10.95
 23640 Millwright                                                      $14.05
 23700 Office Appliance Repairer                                       $13.42
 23740 Painter, Aircraft                                               $13.42
 23760 Painter, Maintenance                                            $13.42
 23790 Pipefitter, Maintenance                                         $14.05
 23800 Plumber, Maintenance                                            $13.42
 23820 Pneudraulic Systems Mechanic                                    $14.05
 23850 Rigger                                                          $14.05
 23870 Scale Mechanic                                                  $12.82
 23890 Sheet-metal Worker,Maintenance                                  $14.05
 23910 Small Engine Mechanic                                           $12.82
 23930 Telecommunications Mechanic I                                   $14.05
 23940 Telecommunications Mechanic II                                  $15.22
 23950 Telephone Lineman                                               $14.05
 23960 Welder, Combination,Maintenance                                 $14.05
 23965 Well Driller                                                    $14.05
 23970 Woodcraft Worker                                                $14.05
 02398 Woodworker                                                      $12.22

PERSONAL NEEDS:
 24--- Child Care Attendant                                            $ 6.01
 24--- Chore Aide                                                      $ 4.91
 24630 Homemaker                                                       $ 8.33

PLANT AND SYSTEM OPERATION:
 25010 Boiler Tender                                                   $14.05
 25040 Sewage Plant Operator                                           $13.42
 25070 Stationary Engineer                                             $14.05
 25190 Ventilation Equipment Tender                                    $10.95
 25210 Water Treatment Plant Operator                                  $13.42

PROTECTIVE SERVICE:
 27004 Alarm Monitor                                                   $ 7.21
 27010 Court Security Officer                                          $ 9.68
 27040 Detention Officer                                               $ 9.68
 27070 Firefighter                                                     $10.50
 27101 Guard I                                                         $ 6.03
 27102 Guard II                                                        $ 7.21
 27130 Police Officer                                                  $12.28

TECHNICAL:
 29020 Archeological Technician                                        $15.87
 29030 Cartographic Technician                                         $15.87
 29040 Civil Engineering Technician                                    $15.87
 29061 Drafter I                                                       $ 9.24
 29--- Drafter II                                                      $10.40
 29--- Drafter III                                                     $13.06
 29064 Drafter IV                                                      $15.87
 29070 Embalmer                                                        $17.63
 29081 Engineering Technician I                                        $10.36
 29082 Engineering Technician II                                       $11.63
 29083 Engineering Technician III                                      $13.02
 29084 Engineering Technician IV                                       $16.12
 29085 Engineering Technician V                                        $19.72
 29086 Engineering Technician VI                                       $23.86
 29090 Environmental Technician                                        $15.87
 29210 Laboratory Technician                                           $11.83
 29240 Mathematical Technician                                         $15.87
 29330 Mortician                                                       $17.63
 29390 Photooptics Technician                                          $15.87
 29480 Technical Writer                                                $15.02
 29620 Weather Observer, Senior 2/                                     $12.80
 29621 Weather Observer, Combined 2/                                   $11.83
       Upper Air and Surface Programs
 29622 Weather Observer, Upper Air 2/                                  $11.83

TRANSPORTATION/MOBILE EQUIPMENT OPERATION:
 31030 Bus Driver                                                      $ 9.15
 31100 Driver Messenger                                                $ 8.70
 31200 Heavy Equipment Operator                                        $14.05
 31290 Shuttle Bus Driver                                              $ 8.75
 31300 Taxi Driver                                                     $ 7.29
 31361 Truckdriver, Light Truck                                        $ 8.75
 31362 Truckdriver, Medium Truck                                       $ 9.15
 31363 Truckdriver, Heavy Truck                                        $ 9.65
 36364 Truckdriver, Tractor-Trailer                                    $10.15

MISCELLANEOUS
 99005 Aircraft Quality Control Inspector                              $15.22
 99020 Animal Caretaker                                                $ 7.00
 99030 Cashier                                                         $ 5.93
 99040 Child Care Center Clerk                                         $ 7.50
 99050 Desk Clerk                                                      $ 7.00
 99260 Instructor                                                      $17.63
 99300 Lifeguard                                                       $ 5.36
 99350 Park Attendant (Aide)                                           $ 6.73
 99400 Photofinishing Worker                                           $ 6.01
 99500 Recreation Specialist                                           $13.04
 99510 Recycling Worker                                                $ 7.41

 99610 Sales Clerk                                                     $5.36
 99630 Sports Official                                                 $5.36
 99658 Survey Party Chief                                              $7.85
 99659 Surveying Technician                                            $7.50
 99660 Surveying Aide                                                  $4.91
 99690 Swimming Pool Operator                                          $8.68
 99720 Vending Machine Attendant                                       $7.41
 99730 Vending Machine Repairer                                        $8.68
 99740 Vending Machine Repairer Helper                                 $7.41

            ** FRINGE BENEFITS REQUIRED FOR ALL OCCUPATIONS INCLUDED
                          IN THIS WAGE DETERMINATION **


HEALTH & WELFARE: $0.90 per hour or $36.00 per week or $156.00 per month.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years; 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 4.173)

HOLIDAYS: Minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

1) Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR
541. (See 29 CFR 4.156)

2) APPLICABLE TO WEATHER OBSERVERS ONLY - NIGHT PAY & SUNDAY PAY: If you work at night as a part of a regular tour of duty, you will earn a NIGHT DIFFERENTIAL and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a full-time employee (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

                             ** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $4.25 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Titles and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition, January 1993, as amended by First Supplement December 1993, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. (See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FOE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 60 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the CONTRACTING OFFICER THAT ADDITIONAL TIME will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

                                                                     Page 1 of 4
REGISTER OF WAGE DETERMINATIONS UNDER
U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT
EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor
WAGE AND HOUR DIVISION
Alan D. Moss vision of
WASHINGTON,, D.C. 20210
Director  Determinations
Wage Determination No.: 95-0222
                                                                 Revision No.: 1
                                              Date of Last Revision : 05/02/1995

           ** Fringe Benefits Required For All occupations Included In This Wage Determination Follow The Occupational Listing **

OCCUPATION                               MINIMUM HOURLY WAGE

Employed on U. S. Government contracts for aerial photographer, aerial seeding, aerial spraying, transportation of personnel end cargo, fire reconnaissance, administrative flying, fire detection, air taxi mail service, and other flying services

EXCEPT SCHEDULED AIRLINE TRANSPORTATION AND LARGE
-------------------------------------------------
MULTI-ENGINE AIRCRAFT SUCH AS THE B-727, DC-8 AND
-------------------------------------------------
THE DC-9 (SEE WAGE DETERMINATION 95 - 229).
-------------------------------------------

1. First Pilot (Captain)                   $16.56
2. First Officer (Co-pilot)                 15.07
3. Aerial Photographer                       8.84
4. Photo Lab Technician                      8.84

Employed on contracts for removal of oil spills, hazardous waste materials, and related cleanup services:

1. Pilot                                    $15.13

Fringe benefits applicable to classes of service employees engaged in contract performance:
-------------------------------------------------------------------------------

-------------------------
1/ HEALTH AND WELFARE: $.90 per hour or $36.00 a week or $156.00 month.

2/ HEALTH AND WELFARE: (Applies only to Hawaii) $0.55 an hour or $2.20 a week or $9.54 a month.

3/ VACATION: 2 weeks paid vacation after 1 year of service with the contractor of successor: 3 weeks after 5 years 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present (Successor) contractor wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CF.4.173)

4/ VACATION: (APPLIES only to Hawaii) 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 10 years; weeks after 15 years are Length of service includes the whole apt. of continuous service with the present contractor or successor, wherever employed, and with-predecessor contractors in the performance of similar work at the same Federal facility. (Reg 4 173)

5/ HOLIDAYS: 10 paid holiday per year: New Year's Day, Martin Luther King, Jr's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus D Day, Veterans' Day, Thanksgiving Day, and Christmas Day.

                                JOB DESCRIPTIONS

AERIAL PHOTOGRAPHER

The aerial photographer must be skilled in reading flight maps, capable of assisting the pilot to adhere to flight lines, be able to level and operate a cartographic camera and its auxiliary equipment mounted in the aircraft so that the photographs that are taken will have the required forward lap and side lap for use in photogrammetric mapping equipment, and possess a working knowledge of a aerial films and camera filters to insure proper exposure of the films.

PHOTO LAB TECHNICIAN

The photo lab technician must be able to process and evaluate the quality of the exposed rolls of aerial film, annotate the file with required identifying numbers and letters, make and process contact prints from aerial film, and make to scale project photo indexes of the mosaicked strips of aerial photography by use of a copy camera

FIRST OFFICER (CO-PILOT)

Is second in command of a commercial airplane and its crew while transporting passengers, mail, or other cargo on scheduled or nonscheduled flights Assists or relieves an airline captain operating the controls of an airplane; monitoring flight and engine instruments; and maintaining air-to-ground communications

                             ** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination The Department of Labor will accept payment in accordance with the following standards as compliance

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different nuns, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of 54.25 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance cost*.

                 ** NOTES APPLYING TO THIS WAGE DETERMINATION **

REQUEST FOR Authorization OF ADDITIONAL CLASSIFICATION

AND WAGE RATE (Standard Form 1444 (SF 1444)) Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)) When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FOE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment standards Administration, U S Department of Labor, for review (See section 4 6(b)(2) of Regulations 29 CFR Part 4)

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service

Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided by the Industrial Security Manual or unless is has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release.

    [ ] Direct   [X] Through (Specify):

                 Commanding Officer Naval Aviation Depot Operations Center Patuxent River MD 20670


    to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.
    *in the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes: to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract: and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handling and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. After or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

        The Contractor will participate in classified mission briefings and debriefings related to U.S. Navy and NATO forces. The Contractor will be responsible for the proper handling and safeguarding of subject materials in accordance with DOD Directive 5220.22-M. The Contractor will receive and generate classified material for flight operations. Some material/reports generated under this contract are UNCLASSIFIED unless they contain data extracted from classified references, in which case the material/report will be classified according to the source data/references. All classified documents generated will be marked in accordance with paragraph 11 of DOD 5220.22-M (current evaluations and changes thereto). Upon submission of the final end product on this contract all classified material accountable to this contract will be destroyed in accordance with paragraph 19 of DOD 5220.22-M; returned to the sender if so directed, unless retention is requested and granted in accordance with paragraph 5.m of DOD 5220.22-M; or is authorized for transfer to a follow-on contractor.
        The Contractor will be responsible for the proper handling and storage of subject generated received material in accordance with Section II of DOD 5220.22M. Storage of classified documents/material, etc., will be only at the actual place of performance specified in paragraph 8a.
        Information on this contract is not releasable to foreign nationals or personnel with "reciprocal" clearances without the written approval of NAVAIRSYSCOM (AIR-5116C).
        FOUO information generated and/or provided under this contract shall be safeguarded as specified in NATCINST 3070.3, Appendix C and H (Enclosure (1)).



--------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements. In addition   [ ] Yes [ ] No
    to ISM requirements, are established for this contract. (If
    Yes, identify the permanent contractual xxxxxxxxxx in the contract document itself, or provide and appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office.
    (Use Item 13 if additional space is needed.)








--------------------------------------------------------------------------------
15. INSPECTIONS. Easements of this contract are                 [ ] Yes  [ ] No
    outside the inspection responsibility of the cognizant security office. (If Yes, explain and identify specific xxxx or elements carried out and the activity responsible for instructions.
    Use Item 13 if additional space is needed.)









--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated
    herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a.  TYPED NAME OF           b.  TITLE          c.  TELEPHONE (Include Area Code)
    CERTIFYING OFFICIAL     Contracting
                            Officer for
   William G. Herbert Jr.   Security Matters        301-826-6049
--------------------------------------------------------------------------------
d. ADDRESS (Include Zip Code)   17. REQUIRED DISTRIBUTION

   Code 7.4.1, Bldg 2109       [ ] a.  CONTRACTOR
   Naval Air Warfare Center    [ ] b.  SUBCONTRACTOR
   Patuxent River MD 20670     [ ] c.  COGNIZANT SECURITY OFFICE FOR PRIME AND
-------------------------------         SUBCONTRACTOR
                               [ ] d.  U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS
e.  SIGNATURE                           SECURITY ADMINISTRATION
                               [ ] e.  ADMINISTRATIVE CONTRACTING OFFICE*
                               [ ] f.  OTHERS AS NECESSARY



--------------------------------------------------------------------------------
DD Form 254 Reverse, DEC 90            N00019-96-D-2047       ATTACHMENT (4)

                                 ATTACHMENT (7)

                         Price Proposal Manning - By CLIN

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026


PRICE PROPOSAL MANNING -      BY CLIN 0X01AA


       (1)                     (2)                   (3)         (4)            (5)            (6)          (7)             (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       LABOR          TOTAL
                           CBA/DOL WAGE             NUMBER       ANNUAL                        TOTAL        COSTS        LABOR AND
LABOR CLASSIFICATION      DETERMINATION               OF      MANHOURS PER   HOURLY WAGE      ANNUAL       INCLUDE        BENEFITS
                          CLASSIFICATION           EMPLOYEES    EMPLOYEE        RATE        LABOR COST      FRINGE          COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep             Accounting Clerk IV          0.1         2,080         14.42          4,431            914         5,345
Captain                  First Pilot (Captain)        0.5         1,323         26.98         18,900          3,899        22,799
First Officer            First Officer (Co-Pilot)     0.5         1,323         16.70         10,350          2,135        12,485
Mech Cheyenne            Aircraft QC Inspector        0.9         1,879         15.22         26,780          5,525        32,305



-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 2.1                                     60,461         12,473        72,934
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING -      BY CLIN 0X01AB

       (1)                       (2)                    (3)            (4)            (5)            (6)       (7)        (8)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED    LABOR      TOTAL
                              CBA/DOL WAGE             NUMBER         ANNUAL                         TOTAL     COSTS    LABOR AND
LABOR CLASSIFICATION         DETERMINATION               OF        MANHOURS PER    HOURLY WAGE      ANNUAL    INCLUDE   BENEFITS
                             CLASSIFICATION           EMPLOYEES      EMPLOYEE         RATE        LABOR COST   FRINGE     COST
                                                                                                              BENEFITS
---------------------------------------------------------------------------------------------------------------------------------
Captain                   First Pilot (Captain)          0.1           1,323          26.98          4,200         866    5,066
First Officer             First Officer (Co-Pilot)       0.1           1,323          16.70          2,300         474    2,774
Mech Cheyenne             Aircraft QC Inspector          0.2           1,876          15.22          5,951       1,228    7,179


---------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                    0.4                                        12,451       2,568   15,019
---------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING -      BY CLIN 0X01AC

       (1)                     (2)                   (3)          (4)            (5)            (6)           (7)           (8)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED       LABOR         TOTAL
                           CBA/DOL WAGE             NUMBER       ANNUAL                        TOTAL         COSTS       LABOR AND
LABOR CLASSIFICATION       DETERMINATION              OF      MANHOURS PER    HOURLY WAGE      ANNUAL       INCLUDE       BENEFITS
                          CLASSIFICATION           EMPLOYEES    EMPLOYEE         RATE        LABOR COST      FRINGE         COST
                                                                                                            BENEFITS
----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)         0.1         1,323          26.98          4,200           866        5,066
First Officer           First Officer (Co-Pilot)      0.1         1,323          16.70          2,300           474        2,774
Mech Cheyenne           Aircraft QC Inspector         0.2         1,876          15.22          5,951         1,228        7,179


----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 0.4                                      12,451         2,569       15,020
----------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026


PRICE PROPOSAL MANNING -      BY CLIN 0X02AA


      (1)                     (2)                     (3)           (4)             (5)           (6)           (7)           (8)

                                                                                               ESTIMATED       LABOR         TOTAL
                          CBA/DOL WAGE               NUMBER        ANNUAL                        TOTAL         COSTS       LABOR AND
LABOR CLASSIFICATION      DETERMINATION                OF       MANHOURS PER    HOURLY WAGE      ANNUAL       INCLUDE       BENEFITS
                          CLASSIFICATION           EMPLOYEES      EMPLOYEE         RATE        LABOR COST      FRINGE         COST
                                                                                                              BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep           Accounting Clerk IV             0.8          2,080          14.42         23,631           4875        28506

Captain                First Pilot (Captain)           2.8          1,323          26.98        100,800          20795       121595
First Officer          First Officer (Co-Pilot)        2.5          1,323          16.70         55,200          11388       66,588
Mech Lear              Aircraft QC Inspector           5.0          1,876          15.22        142,824          29465      172,289

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 11.1                                      322,455         66,522      388,977
------------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026


PRICE PROPOSAL MANNING - BY CLIN 0X02AB


        (1)                      (2)                  (3)            (4)             (5)             (6)          (7)         (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED      LABOR       TOTAL
                             CBA/DOL WAGE            NUMBER          ANNUAL                         TOTAL        COSTS     LABOR AND
LABOR CLASSIFICATION        DETERMINATION              OF         MANHOURS PER    HOURLY WAGE       ANNUAL      INCLUDE     BENEFITS
                            CLASSIFICATION          EMPLOYEES       EMPLOYEE         RATE         LABOR COST     FRINGE       COST
                                                                                                               BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                  First Pilot (Captain)         0.7            1,323          26.98          25,200         5,199      30,399
First Officer            First Officer (Co-Pilot)      0.6            1,323          16.70          13,800         2,847      16,647
Mech Lear                Aircraft QC Inspector         1.3            1,876          15.22          35,706         7,366      43,072

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                  2.6                                          74,706        15,412      90,118
------------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026


PRICE PROPOSAL MANNING - BY CLIN 0X02AC


     (1)                      (2)                    (3)          (4)             (5)            (6)           (7)          (8)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED       LABOR        TOTAL
                           CBA/DOL WAGE            NUMBER        ANNUAL                         TOTAL         COSTS      LABOR AND
LABOR CLASSIFICATION      DETERMINATION              OF       MANHOURS PER    HOURLY WAGE      ANNUAL        INCLUDE     BENEFITS
                          CLASSIFICATION          EMPLOYEES     EMPLOYEE         RATE        LABOR COST       FRINGE       COST
                                                                                                             BENEFITS
----------------------------------------------------------------------------------------------------------------------------------
Captain                First Pilot (Captain)          0.2          1,323          26.98          8,400           1,733     10,133
First Officer          First Officer (Co-Pilot)       0.2          1,323          16.70          4,600             949      5,549
Mech Lear              Aircraft QC Inspector          0.4          1,876          15.22         11,902           2,455     14,357

----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 0.9                                       24,902           5,137     30,039
----------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X03AA


       (1)                     (2)                     (3)          (4)             (5)            (6)           (7)        (8)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ESTIMATED      LABOR      TOTAL
                            CBA/DOL WAGE              NUMBER        ANNUAL                         TOTAL        COSTS    LABOR AND
LABOR CLASSIFICATION       DETERMINATION                OF       MANHOURS PER    HOURLY WAGE      ANNUAL       INCLUDE    BENEFITS
                           CLASSIFICATION           EMPLOYEES      EMPLOYEE         RATE        LABOR COST      FRINGE      COST
                                                                                                              BENEFITS
----------------------------------------------------------------------------------------------------------------------------------
Contract Rep            Accounting Clerk IV             0.1          2,080          14.42          1,871          386        2257
Captain                 First Pilot (Captain)           0.2          1,323          26.98          7,980         1646        9626
First Officer           First Officer (Co-Pilot)        0.2          1,323          16.70          4,370          902       5,272
Mech Lear               Aircraft QC Inspector           0.4          1,876          15.22         11,307         2333      13,640

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                   0.9                                       25,528        5,266      30,794
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X03AB

      (1)                       (2)                   (3)            (4)             (5)            (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 ESTIMATED      LABOR        TOTAL
                            CBA/DOL WAGE             NUMBER         ANNUAL                         TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION       DETERMINATION               OF        MANHOURS PER    HOURLY WAGE      ANNUAL        INCLUDE     BENEFITS
                           CLASSIFICATION           EMPLOYEES      EMPLOYEE         RATE        LABOR COST      FRINGE       COST
                                                                                                               BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)          0.5           1,323          26.98         16,800         3,466       20,266
First Officer           First Officer (Co-Pilot)       0.4           1,323          16.70          9,200         1,898       11,098
Mech Lear               Aircraft QC Inspector          0.8           1,876          15.22         23,804         4,911       28,715


------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                  1.7                                        49,804        10,275       60,079
------------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X03AC

      (1)                      (2)                  (3)            (4)             (5)           (6)           (7)           (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED       LABOR         TOTAL
                           CBA/DOL WAGE            NUMBER         ANNUAL                        TOTAL         COSTS        LABOR AND
LABOR CLASSIFICATION      DETERMINATION              OF        MANHOURS PER    HOURLY WAGE      ANNUAL        INCLUDE      BENEFITS
                          CLASSIFICATION         EMPLOYEES       EMPLOYEE         RATE        LABOR COST      FRINGE         COST
                                                                                                             BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                First Pilot (Captain)         0.5           1,323          26.98         18,900          3,899       22,799
First Officer          First Officer (Co-Pilot)      0.5           1,323          16.70         10,350          2,135       12,485
Mech Lear              Aircraft QC Inspector         0.9           1,876          15.22         26,780          5,525       32,305

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.9                                        56,030         11,559       67,589
------------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X03AD

       (1)                    (2)                   (3)            (4)               (5)             (6)         (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED     LABOR        TOTAL
                          CBA/DOL WAGE             NUMBER         ANNUAL                             TOTAL      COSTS      LABOR AND
LABOR CLASSIFICATION     DETERMINATION               OF        MANHOURS PER      HOURLY WAGE        ANNUAL     INCLUDE      BENEFITS
                         CLASSIFICATION           EMPLOYEES      EMPLOYEE           RATE          LABOR COST    FRINGE        COST
                                                                                                               BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                First Pilot (Captain)          0.5          1,323            26.98           18,900        3,899       22,799
First Officer          First Officer (Co-Pilot)       0.5          1,323            16.70           10,350        2,135       12,485
Mech Lear              Aircraft QC Inspector          0.9          1,876            15.22           26,780        5,525       32,305

------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 1.9                                           56,030       11,559       67,589
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Attachment(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X04AA


       (1)                      (2)                  (3)            (4)             (5)           (6)         (7)            (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                ESTIMATED    LABOR          TOTAL
                            CBA/DOL WAGE            NUMBER         ANNUAL                         TOTAL      COSTS        LABOR AND
LABOR CLASSIFICATION       DETERMINATION              OF        MANHOURS PER    HOURLY WAGE      ANNUAL     INCLUDE       BENEFITS
                           CLASSIFICATION          EMPLOYEES      EMPLOYEE         RATE        LABOR COST    FRINGE         COST
                                                                                                            BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep            Accounting Clerk IV            0.1           2,080          14.42          1,969          406        2,375
                                                                                                            ---------
Captain                 First Pilot (Captain)          0.2           1,323          26.98          8,400        1,733       10,133
First Officer           First Officer (Co-Pilot)       0.2           1,323          16.70          4,600          949        5,549
Mech Lear               Aircraft QC Inspector          0.4           1,876          15.22         11,902        2,455       14,357
Tow Operator/Mech       Aircraft QC Inspector          0.3           1,876          15.25          7,900        1,630        9,530

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                  1.2                                        34,771        7,173       41,944
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   ATTACHMENT(7)
                                                                N00019-96-R-0026

PRICE PROPOSAL MANNING - BY CLIN 0X04AB

       (1)                    (2)                   (3)            (4)            (5)            (6)           (7)         (8)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED       LABOR       TOTAL
                          CBA/DOL WAGE             NUMBER         ANNUAL                        TOTAL         COSTS      LABOR AND
LABOR CLASSIFICATION     DETERMINATION               OF        MANHOURS PER    HOURLY WAGE      ANNUAL       INCLUDE     BENEFITS
                         CLASSIFICATION           EMPLOYEES      EMPLOYEE         RATE        LABOR COST      FRINGE       COST
                                                                                                             BENEFITS
----------------------------------------------------------------------------------------------------------------------------------
Captain                First Pilot (Captain)         0.06          1,323          26.98          2,100          433        2,533
First Officer          First Officer (Co-Pilot)      0.05          1,323          16.70          1,150          237        1,387
Mech Lear              Aircraft QC Inspector          0.1          1,876          15.22          2,976          614        3,590
Tow Operator/Mech      Aircraft QC Inspector         0.03          1,876          15.25            763          157          920

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 0.2                                        6,989        1,442        8,431
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X04AC

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)           (7)         (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED      LABOR       TOTAL
                                 CBA/DOL WAGE         NUMBER        ANNUAL                     TOTAL         COSTS      LABOR AND
LABOR CLASSIFICATION            DETERMINATION           OF       MANHOURS PER   HOURLY WAGE    ANNUAL       INCLUDE     BENEFITS
                                CLASSIFICATION       EMPLOYEES     EMPLOYEE        RATE      LABOR COST      FRINGE       COST
                                                                                                            BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                     First Pilot (Captain)        0.06        1,323        26.98        2,100          433        2,533
First Officer               First Officer (Co-Pilot)     0.05        1,323        16.70        1,150          237        1,387
Mech Lear                   Aircraft QC Inspector         0.1        1,876        15.22        2,976          614        3,590
Tow Operator/Mech           Aircraft QC Inspector         0.1        1,876        15.25        1,975          407        2,382








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     0.3                                  8,201        1,692        9,893
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X05AA

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       LABOR         TOTAL
                                 CBA/DOL WAGE          NUMBER       ANNUAL                     TOTAL        COSTS       LABOR AND
LABOR CLASSIFICATION            DETERMINATION            OF      MANHOURS PER  HOURLY WAGE    ANNUAL       INCLUDE      BENEFITS
                                CLASSIFICATION        EMPLOYEES    EMPLOYEE       RATE      LABOR COST      FRINGE        COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep                Accounting Clerk IV          0.02        2,080        14.42          492          101           593
Captain                     First Pilot (Captain)        0.06        1,323        26.98        2,100          433         2,533
First Officer               First Officer (Co-Pilot)     0.05        1,323        16.70        1,150          237         1,387
Mech Lear                   Aircraft QC Inspector         0.1        1,876        15.22        2,976          614         3,590
Tow Operator/Mech           Aircraft QC Inspector         0.1        1,876        15.25        1,975          407         2,382








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     0.3                                  8,693        1,793        10,486
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X05AB

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       LABOR         TOTAL
                                 CBA/DOL WAGE          NUMBER       ANNUAL                     TOTAL        COSTS       LABOR AND
 LABOR CLASSIFICATION           DETERMINATION            OF      MANHOURS PER  HOURLY WAGE    ANNUAL       INCLUDE      BENEFITS
                                CLASSIFICATION        EMPLOYEES    EMPLOYEE       RATE      LABOR COST      FRINGE        COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                     First Pilot (Captain)        0.1        1,323        26.98         4,200          866         5,066
First Officer               First Officer (Co-Pilot)     0.1        1,323        16.70         2,300          474         2,774
Mech Lear                   Aircraft QC Inspector        0.2        1,876        15.22         5,951        1,228         7,179
Tow Operator/Mech           Aircraft QC Inspector        0.1        1,876        15.25         3,950          815         4,765








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                    0.6                                  16,401        3,384        19,785
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X05AC

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED     LABOR        TOTAL
                                CBA/DOL WAGE          NUMBER        ANNUAL                      TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION           DETERMINATION            OF       MANHOURS PER   HOURLY WAGE    ANNUAL      INCLUDE     BENEFITS
                               CLASSIFICATION        EMPLOYEES     EMPLOYEE        RATE      LABOR COST     FRINGE       COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                     First Pilot (Captain)        0.06        1,323        26.98        2,100          433        2,533
First Officer               First Officer (Co-Pilot)     0.05        1,323        16.70        1,150          237        1,387
Mech Lear                   Aircraft QC Inspector         0.1        1,876        15.22        2,976          614        3,590
Tow Operator/Mech           Aircraft QC Inspector         0.1        1,876        15.25        1,975          407        2,382








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     0.3                                  8,201        1,692        9,893
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X06AA

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED      LABOR         TOTAL
                                CBA/DOL WAGE         NUMBER         ANNUAL                      TOTAL       COSTS       LABOR AND
LABOR CLASSIFICATION           DETERMINATION           OF        MANHOURS PER   HOURLY WAGE    ANNUAL      INCLUDE      BENEFITS
                               CLASSIFICATION       EMPLOYEES      EMPLOYEE        RATE      LABOR COST     FRINGE        COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------

Contract Rep                Accounting Clerk IV          0.01        2,080        14.42          394           81          475
Captain                     First Pilot (Captain)        0.05        1,323        26.98        1,680          347        2,027
First Officer               First Officer (Co-Pilot)     0.04        1,323        16.70          920          190        1,110
Mech Lear                   Aircraft QC Inspector         0.1        1,876        15.22        2,380          491        2,871
Tow Operator/Mech           Aircraft QC Inspector         0.1        1,876        15.25        1,580          326        1,906








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     0.2                                  6,954        1,435        8,389
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X06AB

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED      LABOR         TOTAL
                               CBA/DOL WAGE          NUMBER       ANNUAL                       TOTAL       COSTS       LABOR AND
LABOR CLASSIFICATION          DETERMINATION            OF      MANHOURS PER   HOURLY WAGE     ANNUAL      INCLUDE      BENEFITS
                              CLASSIFICATION        EMPLOYEES    EMPLOYEE        RATE       LABOR COST     FRINGE        COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                  First Pilot (Captain)        0.2          1,323        26.98         6,300        1,300         7,600
First Officer            First Officer (Co-Pilot)     0.2          1,323        16.70         3,450          712         4,162
Mech Lear                Aircraft QC Inspector        0.3          1,876        15.22         8,927        1,842        10,769
Tow Operator/Mech        Aircraft QC Inspector        0.2          1,876        15.25         5,925        1,222         7,147








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 0.9                                    24,602        5,075        29,677
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X06AC

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                         (2)                 (3)          (4)          (5)          (6)          (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED      LABOR       TOTAL
                                CBA/DOL WAGE           NUMBER       ANNUAL                      TOTAL        COSTS     LABOR AND
LABOR CLASSIFICATION           DETERMINATION             OF      MANHOURS PER   HOURLY WAGE    ANNUAL       INCLUDE    BENEFITS
                               CLASSIFICATION         EMPLOYEES    EMPLOYEE        RATE       LABOR COST     FRINGE      COST
                                                                                                            BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                     First Pilot (Captain)        0.06        1,323        26.98        2,100          433        2,533
First Officer               First Officer (Co-Pilot)     0.05        1,323        16.70        1,150          237        1,387
Mech Lear                   Aircraft QC Inspector         0.1        1,876        15.22        2,976          614        3,590
Tow Operator/Mech           Aircraft QC Inspector         0.1        1,876        15.25        1,975          407        2,382








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                     0.3                                  8,201        1,692        9,893
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X07AA

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                 (3)          (4)            (5)          (6)           (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED      LABOR        TOTAL
                            CBA/DOL WAGE          NUMBER        ANNUAL                        TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION       DETERMINATION            OF       MANHOURS PER    HOURLY WAGE     ANNUAL       INCLUDE     BENEFITS
                           CLASSIFICATION        EMPLOYEES     EMPLOYEE         RATE       LABOR COST      FRINGE       COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep            Accounting Clerk IV          0.1        2,080          14.42         3,446           711         4,157
Captain                 First Pilot (Captain)        0.4        1,323          26.98        14,700         3,033        17,733
First Officer           First Officer (Co-Pilot)     0.4        1,323          16.70         8,050         1,661         9,711
Mech Lear               Aircraft QC Inspector        0.7        1,876          15.22        20,829         4,297        25,126








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.6                                    47,025         9,701        56,726
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X07AB

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                 (3)          (4)            (5)           (6)           (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED      LABOR        TOTAL
                             CBA/DOL WAGE          NUMBER        ANNUAL                        TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION        DETERMINATION            OF       MANHOURS PER   HOURLY WAGE      ANNUAL       INCLUDE     BENEFITS
                            CLASSIFICATION        EMPLOYEES     EMPLOYEE        RATE        LABOR COST      FRINGE       COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.3         1,323         26.98          9,450         1,950        11,400
First Officer           First Officer (Co-Pilot)     0.2         1,323         16.70          5,175         1,068         6,243
Mech Lear               Aircraft QC Inspector        0.5         1,876         15.22         13,390         2,762        16,152








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.0                                     28,015         5,779        33,794
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X07AC

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                 (3)          (4)          (5)            (6)           (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED      LABOR        TOTAL
                           CBA/DOL WAGE             NUMBER       ANNUAL                       TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION      DETERMINATION               OF      MANHOURS PER  HOURLY WAGE      ANNUAL       INCLUDE     BENEFITS
                          CLASSIFICATION           EMPLOYEES    EMPLOYEE       RATE        LABOR COST      FRINGE       COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.3         1,323        26.98           9,450        1,950        11,400
First Officer           First Officer (Co-Pilot)     0.2         1,323        16.70           5,175        1,068         6,243
Mech Lear               Aircraft QC Inspector        0.5         1,876        15.22          13,390        2,762        16,152








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.0                                     28,015        5,779        33,794
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X07AD

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                (3)          (4)           (5)            (6)         (7)           (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           ESTIMATED     LABOR         TOTAL
                           CBA/DOL WAGE           NUMBER        ANNUAL                       TOTAL       COSTS        LABOR AND
LABOR CLASSIFICATION      DETERMINATION             OF       MANHOURS PER   HOURLY WAGE     ANNUAL      INCLUDE       BENEFITS
                          CLASSIFICATION         EMPLOYEES     EMPLOYEE        RATE       LABOR COST     FRINGE         COST
                                                                                                        BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.3        1,323          26.98         9,450        1,950        11,400
First Officer           First Officer (Co-Pilot)     0.2        1,323          16.70         5,175        1,068         6,243
Mech Lear               Aircraft QC Inspector        0.5        1,876          15.22        13,390        2,762        16,152








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.0                                    28,015        5,779        33,794
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X08AA

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                 (3)         (4)           (5)             (6)          (7)           (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       LABOR        TOTAL
                           CBA/DOL WAGE             NUMBER       ANNUAL                       TOTAL         COSTS      LABOR AND
LABOR CLASSIFICATION      DETERMINATION               OF      MANHOURS PER   HOURLY WAGE      ANNUAL       INCLUDE      BENEFITS
                          CLASSIFICATION           EMPLOYEES    EMPLOYEE        RATE        LABOR COST     FRINGE         COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Contract Rep            Accounting Clerk IV          0.04        2,080         14.42          1,182          244         1,426
Captain                 First Pilot (Captain)         0.1        1,323         26.98          5,040        1,040         6,080
First Officer           First Officer (Co-Pilot)      0.1        1,323         16.70          2,760          569         3,329
Mech Lear               Aircraft QC Inspector         0.3        1,876         15.22          7,141        1,473         8,614








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                 0.6                                    16,123        3,326        19,449
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X08AB

-----------------------------------------------------------------------------------------------------------------------------------
       (1)                       (2)                 (3)          (4)           (5)            (6)          (7)           (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED      LABOR         TOTAL
                            CBA/DOL WAGE           NUMBER        ANNUAL                       TOTAL        COSTS       LABOR AND
LABOR CLASSIFICATION       DETERMINATION             OF       MANHOURS PER   HOURLY WAGE     ANNUAL       INCLUDE       BENEFITS
                           CLASSIFICATION         EMPLOYEES     EMPLOYEE        RATE       LABOR COST      FRINGE        COST
                                                                                                          BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.4         1,323         26.98         12,600        2,599        15,199
First Officer           First Officer (Co-Pilot)     0.3         1,323         16.70          6,900        1,423         8,323
Mech Lear               Aircraft QC Inspector        0.6         1,876         15.22         17,853        3,683        21,536








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.3                                     37,353        7,706        45,059
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X08AC

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                    (2)                 (3)           (4)           (5)            (6)            (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       LABOR         TOTAL
                            CBA/DOL WAGE          NUMBER         ANNUAL                       TOTAL         COSTS       LABOR AND
LABOR CLASSIFICATION       DETERMINATION            OF        MANHOURS PER   HOURLY WAGE     ANNUAL        INCLUDE       BENEFITS
                           CLASSIFICATION        EMPLOYEES      EMPLOYEE        RATE       LABOR COST       FRINGE        COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.5         1,323         26.98          18,900         3,899       22,799
First Officer           First Officer (Co-Pilot)     0.5         1,323         16.70          10,350         2,135       12,485
Mech Lear               Aircraft QC Inspector        0.6         1,876         15.22          26,780         5,525       32,305








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                1.9                                      56,030        11,559       67,589
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X09

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                    (2)                   (3)            (4)           (5)            (6)         (7)          (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               ESTIMATED     LABOR        TOTAL
                            CBA/DOL WAGE             NUMBER         ANNUAL                       TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION       DETERMINATION               OF        MANHOURS PER   HOURLY WAGE     ANNUAL      INCLUDE      BENEFITS
                           CLASSIFICATION           EMPLOYEES      EMPLOYEE        RATE       LABOR COST     FRINGE        COST
                                                                                                            BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
First Officer           First Officer (Co-Pilot)          1          2,080         21.64        45,000        9,284        54,284
Mech Lear               Aircraft QC Inspector           0.1          1,876         15.22         2,664          550         3,214








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                   1.1                                     47,664        9,833        57,497
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X10

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                     (2)                 (3)           (4)            (5)           (6)           (7)           (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED      LABOR         TOTAL
                            CBA/DOL WAGE           NUMBER         ANNUAL                       TOTAL        COSTS       LABOR AND
LABOR CLASSIFICATION       DETERMINATION             OF        MANHOURS PER   HOURLY WAGE     ANNUAL       INCLUDE       BENEFITS
                           CLASSIFICATION         EMPLOYEES      EMPLOYEE        RATE       LABOR COST      FRINGE        COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.4          2,080         26.98         21,000         4,332        25,332
First Officer           First Officer (Co-Pilot)     0.3          2,080         16.70         11,500         2,372        13,872
Mech Lear               Aircraft QC Inspector        0.4          1,876         15.22         11,415         2,355        13,770
Mech PR/JAX             Aircraft QC Inspector        1.1          2,080         15.87         37,365         7,708        45,073








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                2.2                                      81,280        16,768        98,048
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X11

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                    (2)                   (3)           (4)          (5)            (6)          (7)            (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             ESTIMATED      LABOR          TOTAL
                            CBA/DOL WAGE             NUMBER        ANNUAL                      TOTAL        COSTS       LABOR AND
LABOR CLASSIFICATION       DETERMINATION               OF       MANHOURS PER  HOURLY WAGE     ANNUAL       INCLUDE       BENEFITS
                           CLASSIFICATION           EMPLOYEES     EMPLOYEE       RATE       LABOR COST      FRINGE         COST
                                                                                                           BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Site Manager            First Pilot (Captain)          0.4         2,080        36.06         27,574         5,689         33,263
Captain                 First Pilot (Captain)          0.4         2,080        30.05         22,978         4,740         27,718
First Officer           First Officer (Co-Pilot)       0.4         2,080        21.64         16,545         3,413         19,958
Mech Lear               Aircraft QC Inspector          0.1         1,876        15.22          3,805           785          4,590
Mech PR/JAX             Aircraft QC Inspector          0.7         2,080        25.84         39,522         8,153         47,675








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                  2.0                                   110,424        22,780        133,204
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         ATTACHMENT(7)
                                                                                                         N00019-96-R-0026
-----------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X13

-----------------------------------------------------------------------------------------------------------------------------------
         (1)                   (2)                   (3)           (4)            (5)            (6)           (7)           (8)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              ESTIMATED      LABOR         TOTAL
                           CBA/DOL WAGE             NUMBER        ANNUAL                        TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION      DETERMINATION               OF       MANHOURS PER    HOURLY WAGE     ANNUAL       INCLUDE      BENEFITS
                          CLASSIFICATION           EMPLOYEES     EMPLOYEE         RATE       LABOR COST      FRINGE        COST
                                                                                                            BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Captain                 First Pilot (Captain)        0.1          2,080          26.98         8,400         1,733        10,133
First Officer           First Officer (Co-Pilot)     0.1          2,080          16.70         4,600           949         5,549
Mech Lear               Aircraft QC Inspector        0.4          1,876          15.22        11,902         2,455        14,357








-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                0.7                                      24,902         5,137        30,039
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X14

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL                ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS      HOURLY     TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER          WAGE     ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE       RATE      LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Site Manager                      First Pilot (Captain)            0.2      2,080         36.06    14,338        2,958       17,296
Captain                           First Pilot (Captain)            0.2      2,080         30.05    11,949        2,465       14,414
First Officer                     First Officer (Co-Pilot)         0.2      2,080         21.64     8,603        1,775       10,378
Mech Lear                         Aircraft QC Inspector            0.1      1,876         15.22     1,979          408        2,387
Mech PR/JAX                       Aircraft QC Inspector            0.4      2,080         25.84    20,551        4,240       24,791




















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.0                             57,420       11,846       69,266
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X15

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL                ESTIMATED      LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS      HOURLY    TOTAL         COSTS     LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER          WAGE     ANNUAL       INCLUDE     BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE       RATE      LABOR        FRINGE       COST
                                                                                                    COST        BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Site Manager                      First Pilot (Captain)             0.1     2,080         36.06     5,514        1,138        6,652
Captain                           First Pilot (Captain)             0.1     2,080         30.05     4,596          948        5,544
First Officer                     First Officer (Co-Pilot)          0.1     2,080         21.64     3,309          683        3,992
Mech Lear                         Aircraft QC Inspector             0.03    1,876         15.22       761          157          918
Mech PR/JAX                       Aircraft QC Inspector             0.1     2,080         25.84     7,904        1,631        9,535




















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                               0.4                            22,084        4,556       26,640
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X17

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL                ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS      HOURLY    TOTAL        COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER          WAGE    ANNUAL       INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE       RATE      LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Site Manager                      First Pilot (Captain)            0.4       2,080        36.06     27,574        5,689       33,263
Captain                           First Pilot (Captain)            0.4       2,080        30.05     22,978        4,740       27,718
First Officer                     First Officer (Co-Pilot)         0.4       2,080        21.64     16,545        3,413       19,958
Mech Lear                         Aircraft QC Inspector            0.1       1,876        15.22      3,805          785        4,590
Mech PR/JAX                       Aircraft QC Inspector            0.7       2,080        25.84     39,522        8,153       47,675




















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              2.0                             110,424       22,780      133,204
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X18

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL                ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS      HOURLY     TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER          WAGE     ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE       RATE      LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            0.6      1,323         26.98    19,950        4,116       24,066
First Officer                     First Officer (Co-Pilot)         0.5      1,323         16.70    10,925        2,254       13,179
Mech Lear                         Aircraft QC Inspector            1.0      1,876         15.22    28,267        5,831       34,098






















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              2.0                             59,142       12,201       71,343
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X21AA

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL                ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS      HOURLY     TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER          WAGE     ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE       RATE      LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Contract Rep                      Accounting Clerk IV               0.7      2,080        16.35     23,631        4,875       28,506
Site Manager                      First Pilot (Captain)             1.0      1,323        34.55     46,839        9,663       56,502
Captain                           First Pilot (Captain)             1.8      1,323        26.98     62,850       12,966       75,816
First Officer                     First Officer (Co-Pilot)          2.5      1,323        16.70     55,200       11,388       66,588
Mech Lear                         Aircraft QC Inspector             5.0      1,876        18.07    169,569       34,982      204,551
Maint Refueler/Parts              Aircraft Servicer                 0.5      2,080        15.95     15,747        3,249       18,996
Safety/QA Manager                 Aircraft QC Inspector             0.9      2,080        18.51     34,235        7,063       41,298


















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                             12.3                            408,071       84,185      492,256
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                   N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X21AB

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             ANNUAL               ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER     MANHOURS      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF         PER          WAGE     NNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES   EMPLOYEE       RATE     LABOR       FRINGE        COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            0.5      1,323         26.98    18,900        3,899       22,799
First Officer                     First Officer (Co-Pilot)         0.5      1,323         16.70    10,350        2,135       12,485
Mech Lear                         Aircraft QC Inspector            0.9      1,876         18.07    31,794        6,559       38,353






















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.9                             61,044       12,593       73,637
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X21AC

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             ANNUAL               ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER     MANHOURS      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF         PER          WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES   EMPLOYEE       RATE     LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            0.2      1,323         26.98     6,300        1,300        7,600
First Officer                     First Officer (Co-Pilot)         0.2      1,323         16.70     3,450          712        4,162
Mech Lear                         Aircraft QC Inspector            0.3      1,876         18.07    10,598        2,186       12,784






















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              0.6                             20,348        4,198       24,546
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X23AA

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                             ANNUAL               ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER     MANHOURS      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF         PER          WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES   EMPLOYEE       RATE     LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Contract Rep                      Accounting Clerk IV              0.1      2,080         16.35     2,954          609        3,563
Site Manager                      First Pilot (Captain)            0.1      2,080         34.55     5,801        1,197        6,998
Captain                           First Pilot (Captain)            0.2      1,323         26.98     7,910        1,632        9,542
First Officer                     First Officer (Co-Pilot)         0.3      1,323         16.70     6,900        1,423        8,323
Mech Lear                         Aircraft QC Inspector            0.6      1,876         18.07    21,196        4,373       25,569
Maint Refueler/Parts              Aircraft Servicer                0.1      2,080         15.95     1,968          406        2,374
Safety/QA Manager                 Aircraft QC Inspector            0.1      2,080         18.51     4,279          883        5,162


















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.5                             51,008       10,523       61,531
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X23AB

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER       ANNUAL      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF      MANHOURS PER    WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES    EMPLOYEE      RATE     LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            0.3      1,323         26.98     9,450        1,950       11,400
First Officer                     First Officer (Co-Pilot)         0.2      1,323         16.70     5,175        1,068        6,243
Mech Lear                         Aircraft QC Inspector            0.5      1,876         18.07    15,897        3,280       19,177






















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.0                             30,522        6,297       36,819
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                   N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X23AC

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER       ANNUAL      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF      MANHOURS PER    WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES    EMPLOYEE     RATE      LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            0.3      1,323         26.98     9,450        1,950       11,400
First Officer                     First Officer (Co-Pilot)         0.2      1,323         16.70     5,175        1,068        6,243
Mech Lear                         Aircraft QC Inspector            0.5      1,876         18.07    15,987        3,298       19,285






















------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.0                             30,612        6,315       36,927
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X38

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER       ANNUAL      HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF      MANHOURS PER    WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES    EMPLOYEE      RATE     LABOR       FRINGE       COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
SME/EW Operator                   Electronics Technician III       3        2,080         16.45   103,000       21,249      124,249
























------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              3.0                            103,000       21,249      124,249
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                       ATTACHMENT(7)
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------

PRICE PROPOSAL MANNING - BY CLIN 0X38

------------------------------------------------------------------------------------------------------------------------------------
        (1)                              (2)                       (3)        (4)          (5)       (6)          (7)          (8)

------------------------------------------------------------------------------------------------------------------------------------
                                                                            ANNUAL         PER    ESTIMATED     LABOR        TOTAL
                                     CBA/DOL WAGE                NUMBER    MANHOURS       HOURLY    TOTAL       COSTS      LABOR AND
LABOR CLASSIFICATION                DETERMINATION                  OF        PER           WAGE    ANNUAL      INCLUDE      BENEFITS
                                   CLASSIFICATION               EMPLOYEES  EMPLOYEE        RATE     LABOR       FRINGE        COST
                                                                                                    COST       BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
Captain                           First Pilot (Captain)            1.1      1,323         26.98    41,000        8,458       49,458
























------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                              1.1                             41,000        8,458       49,458
------------------------------------------------------------------------------------------------------------------------------------


                                 Attachment (8)

                                    Sample of
                     Fully Burdened Foxed Labor Rate Summary

                                     1 page

------------------------------------------------------------------------------------------------------------------------------------
FULLY BURDENED FIXED LABOR RATE                                                                                        ATTACHMENT(8)
SUMMARY - Year 1
                                                                                                                    N00019-96-R-0026
------------------------------------------------------------------------------------------------------------------------------------
                                                           Rate(A)                      Rate               Solicitation
                                        Base     Base       Plus               Rate      (E)      Rate      Estimated      Extended
                                        Labor    Rate     Employee   Rate      (C)      Profit    (D)         Hours          Amount
  Solicitation                          Rate     Plus      Fringe     (B)      Plus     6.10%    Added to      Per            Per
     Labor                             +$ Per    Escal    Benefits  Overhead   G&A        On      Rate        Labor          Labor
   Category                             Hour     0.00%     20.63%    6.60%     7.10%     (D)       (E)       Category       Category
------------------------------------------------------------------------------------------------------------------------------------

Contract Rep (East)                    14.42     14.42     17.39     18.54     19.86     1.13     20.99      2,080.00      43,659.20
Contract Rep (West)                    16.35     16.35     19.72     21.04     22.51     1.28     23.79      2,080.00      49,483.20
Mech Lear (East)                       15.22     15.22     18.36     19.57     20.96     1.19     22.15     32,885.00     728,402.75
Mech Cheyenne                          15.22     15.22     18.36     19.57     20.96     1.19     22.15      2,541.50      56,294.23
Mech Lear (West)                       18.07     18.07     21.80     23.24     24.89     1.42     26.31     14,662.50     385,770.38
Tow Operator/Mech                      15.25     15.25     18.40     19.61     21.00     1.20     22.20      1,837.12      40,784.06
Mech PR                                25.84     25.84     31.17     33.23     35.59     2.03     37.62      4,160.00     156,499.20
Mech JAX                               15.87     15.87     19.14     20.40     21.85     1.24     23.09      2,354.45      54,364.25
Captain                                26.98     26.98     32.55     34.70     37.16     2.12     39.28     20,277.00     796,480.56
First Officer                          16.70     16.70     20.15     21.48     23.01     1.31     24.32     19,265.00     468,524.80
Captain (PR)                           30.05     30.05     36.25     38.64     41.38     2.36     43.74      2,080.00      90,979.20
First Officer (PR)                     21.64     21.64     26.10     27.82     29.80     1.70     31.50      3,004.00      94,626.00
Site Manager (PR)                      36.06     36.06     43.50     46.37     49.66     2.83     52.49      2,080.00     109,179.20
Site Manager (West)                    34.55     34.55     41.68     44.43     47.58     2.71     50.29      1,323.00      66,533.67
Maint Refueler/Parts                   15.95     15.95     19.24     20.51     21.97     1.25     23.22      1,110.65      25,789.29
Safety/QA Manager                      18.51     18.51     22.33     23.80     25.49     1.45     26.94      2,080.00      56,035.20
SME/EW Operator                        16.45     16.45     19.84     21.15     22.65     1.29     23.94      6,240.00     149,385.60
                                                                                                           ----------   ------------
                                                                                                           120,060.22   3,372,790.79
                                                                                                           ==========   ============